UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date:	Time:	Place:
May 29, 2019	11:00 a.m.	Virtual meeting; please visit www.virtualshareholdermeeting.com/STL2019

April 17, 2019

Dear Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of Sterling Bancorp (the “Company”) will be held on Wednesday, May 29, 2019, at 11:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting http://www.virtualshareholdermeeting.com/STL2019. A secure control number that will allow you to attend the meeting electronically can be found on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. Whether or not you plan to participate in the meeting, the Board of Directors strongly encourages you to review the enclosed information and vote your shares. Your vote is important.

The Company’s performance during 2018 was highlighted by significant accomplishments that reflect our commitment to enhancing stockholder value. The Company continued making progress in its strategy of building a high performing regional bank that delivers strong growth and profitability. The Board of Directors of the Company (the “Board”) believes that the Company’s executive compensation and corporate governance policies will contribute to the Company’s ability to generate strong operating and financial performance and deliver short-term and long-term value for stockholders.

Recent 2019 Highlights

➢	Sterling National Bank Ranked #36 in Forbes’ 2019 List of America’s Best Banks. In January 2019, Sterling National Bank (the “Bank”) was ranked #36 by Forbes annual ranking of America’s Best Banks. It is the third year in a row that the Bank has ranked in the top 40. This list gauges the financial condition of each of America’s 100 largest banks and thrifts by assets and is based on a combination of ten key metrics related to growth, profitability, capital adequacy and asset quality.

Highlights for the Year Ended December 31, 2018

➢	Strong Growth Momentum in 2018. For the year ended December 31, 2018, reported net income available to common stockholders was $439.3 million, or $1.95 per diluted common share, compared to net income available to common stockholders of $91.0 million, or $0.58 per diluted common share, for 2017. Excluding the impact of merger-related expense and other restructuring charges that were incurred in connection with the merger of Astoria Financial Corporation with and into Sterling Bancorp (the “Astoria Merger”), adjusted net income available to common stockholders was $222.0 million, or $1.40 per diluted common share, in 2017, compared to adjusted net income available to common stockholders of $449.6 million, or $2.00 per diluted common share, in 2018. This represented growth in adjusted net income available to common stockholders of 102% and growth in adjusted diluted earnings per share of 42.9% over the year ended December 31, 2017. At December 31, 2018, total assets were $31.4 billion, total portfolio loans, net, were $19.1 billion and total deposits were $21.2 billion.

➢	Successful integration of Astoria Bank. During 2018, we consolidated 22 financial center locations and two back office locations, reduced personnel and completed the full conversion of Astoria Bank’s legacy deposit system and now operate on a single, fully-integrated technology platform which positions us for efficient and profitable growth.

➢	Rising Adjusted Profitability. The Company’s return on average tangible assets for the year was 1.51% and return on average tangible common equity was 17.87%. This compares to 0.52% and 6.22%, respectively, for 2017. On an adjusted basis, excluding the impact of merger-related expense and other restructuring charges, the Company’s adjusted return on average tangible assets was 1.55% and return on average tangible common equity was 18.29%. This compares to 1.27% and 15.17%, respectively, for 2017.

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➢	Sale of Residential Mortgage Loans. Consistent with our strategy to diversify our balance sheet, we announced the sale of approximately $1.6 billion in non-core, residential mortgage loans. The Company substantially completed this transaction in the first quarter of 2019 and used the proceeds from this transaction to reduce wholesale borrowings.

➢	Acquisition of Advantage Funding on April 2, 2018. Sterling National Bank acquired Advantage Funding Management Co., Inc. (“Advantage Funding”), a leading provider of commercial vehicle and transportation financing services, with total outstanding loans and leases of $457.6 million and a diversified client base across various industry sectors and geographic markets.

➢	Stock Repurchase Program. In the fourth quarter of 2018, the Company increased the amount of shares authorized to be repurchased under the Company’s existing repurchase program to 20.0 million shares. As of December 31, 2018, the Company had repurchased a total of 9,114,771 shares under the repurchase program. In the first quarter of 2019, the Company repurchased an additional 8,002,595 shares. The Company expects to complete the full amount of the repurchase program by June 30, 2019.

Corporate Governance

The Board is committed to operating the Company in a manner aligned with our stockholders’ interests and maintaining conformity with all laws and regulations applicable to the Company’s operations. The Board believes that our proposals are consistent with best governance practices.

On May 22, 2018, upon approval by the stockholders at the 2018 annual meeting, the Company amended and restated its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate provisions requiring cause and a supermajority vote to remove a director. Our Board believes this aligns with recent judicial interpretations of Delaware General Corporation Law and best corporate governance practices.

At the annual meeting on May 22, 2018, fourteen (14) directors were elected to the Board for a one (1) year term. Director James F. Deutsch voluntarily resigned from the Board, effective December 31, 2018, for personal reasons. Another member of the Board, Robert W. Lazar, is retiring from the Board effective at the 2019 annual meeting. The remaining twelve (12) existing members of the Company’s Board will stand for re-election at the Company’s 2019 annual meeting, as well as one (1) new Board nominee.

Stockholder Engagement

The Company values its relationship with its stockholders and has expanded its engagement with investors. The Company’s executives regularly attend investor conferences and hold frequent meetings with investors. We have met with many of our institutional investors and prospective investors. We have benefited from this open dialogue and look forward to continuing this communication as we move forward.

Along with our Board, we wish to thank our stockholders for their continued interest and support. We also wish to thank the entire Sterling Bancorp team, as well, for their hard work and commitment in positioning the Company for even better performance going forward.

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Record date: You can vote if you were a common stockholder of record on April 5, 2019.

This notice of Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 17, 2019.

Sincerely,

Richard O’Toole	Jack L. Kopnisky
Chairman of the Board of Directors	President and Chief Executive Officer

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400 Rella Boulevard, Montebello, New York 10901

(845) 369-8040

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 29, 2019

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Sterling Bancorp (the “Company”) will be held on Wednesday, May 29, 2019, at 11:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the 2019 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL2019. Be sure to have your 16-digit control number to enter the virtual meeting.

The Annual Meeting is for the purpose of considering and acting upon the:

1.	Election of thirteen (13) directors for a one (1) year term until their successors are elected and qualified;

2.	To approve amendments to the Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (the “2015 Omnibus Plan”) to increase the number of shares reserved for issuance thereunder by 2,545,682 shares (for an aggregate 7,000,000 shares) and to effect certain tax related updates as a result of the Tax Cuts and Jobs Act of 2017 (the “TCJA”);

3.	Approval, by advisory (non-binding) vote, of the compensation of the named executive officers;

4.	Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2019; and

5.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

IN THE CASE OF PROPOSAL 1, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE. FOR PROPOSALS 2, 3 AND 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 5, 2019 are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

On or about April 17, 2019, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders of record at the close of business on April 5, 2019, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including our Proxy Statement and our 2018 Annual Report, including our Annual Report on Form 10-K for the year ended December 31, 2018. The Notice also contains instructions on how to request a paper copy of the proxy materials.

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You have three options for submitting your vote before the 2019 Annual Meeting:

· Internet through computer or mobile device such as a tablet or smart phone; · Phone; or · Mail.

Please vote as soon as possible to record your vote promptly, even if you plan to participate in the Annual Meeting on the Internet.

By Order of the Board of Directors

June Ann Byrnes
Corporate Secretary
Montebello, New York
April 17, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES OR VOTE BY INTERNET OR

TELEPHONE WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

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GUIDE TO VOTING MATTERS

Stockholders are being asked to vote on the following matters at the Sterling Bancorp (the “Company”) 2019 Annual Meeting:

PROPOSAL	OUR BOARD’S RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

Proposal I. Election of Directors (page 4)

The Board of Directors of the Company (the “Board”) believes that the selected thirteen (13) director nominees possess the necessary qualifications, skills and experiences to continue to contribute to an effective and well-functioning Board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

	FOR EACH DIRECTOR NOMINEE	Plurality of the votes entitled to be cast in the election of directors is required to ratify the election of all proposed thirteen (13) directors to the Company’s Board.

Proposal II. Approval of Amendments to the 2015 Omnibus Plan (page 14)

The Board has amended the 2015 Omnibus Plan to increase the number of shares reserved for issuance thereunder by 2,545,682 shares (for an aggregate 7,000,000 shares) and to effect certain tax related updates as a result of the TCJA. The Board believes the amendments are in the best interests of our stockholders as they align with the goals set out by the Company’s compensation program.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the amendments to the 2015 Omnibus Plan.

Proposal III. Advisory Vote to Approve Executive Compensation (“Say-on-Pay”) (page 21)

The Company has designed its compensation program to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain meaningful stock ownership in the Company. The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 35 and the Compensation Tables section beginning on page 40. The Board and the Compensation Committee will take into account the outcome of the Say-on-Pay advisory vote when considering future executive compensation decisions.

	FOR	Advisory (non-binding) vote; affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the compensation proposal for the Company’s named executive officers.

Proposal IV. Ratification of the Appointment of Crowe LLP as Independent Auditors (page 22)

The Audit Committee of the Board (the “Audit Committee”) has appointed Crowe LLP to serve as our independent auditors for the year ending December 31, 2019. The Audit Committee and the Board believe that the continued retention of Crowe LLP to serve as our independent auditors is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent auditors.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the ratification of Crowe LLP as the Company’s independent auditors for the year ending December 31, 2019.

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VOTING AND MEETING INFORMATION

PROXY STATEMENT
Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
(845) 369-8040
ANNUAL MEETING OF STOCKHOLDERS May 29, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Sterling Bancorp (”Sterling” or the “Company”) to be used at the annual meeting of stockholders (the “Annual Meeting”), which will be held on May 29, 2019, at 11:00 a.m. Eastern Time, and all adjournments and postponements of the Annual Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about April 17, 2019.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of Sterling’s shares of common stock, par value $0.01 per share, as of the close of business on April 5, 2019 (the “Record Date”), are entitled to one (1) vote for each share then held. As of the Record Date, there were 209,560,821 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person.

Holders of Sterling’s depositary shares, each representing a 1/40th interest in a share of Sterling’s Series A Non-Cumulative Perpetual Preferred Stock, referred to as Depositary Shares, are not entitled to vote at the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our 2018 Annual Report to Stockholders, including our Annual Report on Form 10-K for the year ended December 31, 2018, filed on March 1, 2019 (the “2018 Annual Report”), available to our stockholders via the Internet.

On or about April 17, 2019, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and the 2018 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to be able to vote through the Internet, by telephone or by mail. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and proxy card or vote instruction form.

Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to review these materials via e-mail unless you elect otherwise.

PARTICIPATING IN THE ANNUAL MEETING

Sterling will host its Annual Meeting live via the Internet. A summary of the information you need to participate in the Annual Meeting online is provided below:

➢	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/STL2019.

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VOTING AND MEETING INFORMATION

➢	Webcast starts at 11:00 a.m. Eastern Time.
➢	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.
➢	Please have your 16-digit control number to enter the Annual Meeting.
➢	Information on how to attend and participate via the Internet is posted at www.virtualshareholdermeeting.com/STL2019.
➢	Webcast replay of the Annual Meeting will be available for one year after the meeting date on the Company’s website at www.sterlingbancorp.com.

VOTING PROCEDURES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments and postponements thereof. Proxies solicited on behalf of the Board will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” each of the nominees in proposal I, “FOR” proposals II, III and IV set forth in this Proxy Statement and upon the transaction of such other business as may properly come before the Annual Meeting in the discretion of the persons appointed as proxies. Other than the matters listed in the attached Notice of Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

Brokers holding shares in street name for clients who are beneficial owners of such shares are prohibited from giving a proxy to vote such clients’ shares on “non-routine” matters in the absence of specific instructions from such clients. This is commonly referred to as a “broker non-vote.”  Your broker is entitled to vote your shares on the “routine” matter of ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm even if you do not provide voting instructions to your broker. Each of the other proposals is considered a “non-routine” matter.

As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those directors you have listed. Nominees are elected by a plurality of votes cast. Proxies in which the authority to vote for the nominees being proposed is withheld and broker non-votes will not affect the outcome of the vote.

As to the amendment of the 2015 Omnibus Plan, a stockholder may vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal. The affirmative vote of a majority of the votes cast with respect to the proposal is required. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal.

As to the advisory (non-binding) vote of the compensation of the named executive officers (the “Say-on-Pay Vote”), the proxy card being provided by the Board enables a stockholder to vote for the approval of the Company’s executive compensation, the compensation tables and narrative discussions of named executive officer compensation in this Proxy Statement. If this proposal receives a majority of the votes cast, then it will be considered approved. This vote is advisory and not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”). As a result, the Board may decide that it is in the best interests of the Company and its stockholders to maintain the Company’s executive compensation, even if it is not approved by stockholders.

Each stockholder, whether or not he or she plans to participate in the Annual Meeting via live webcast, is requested to vote electronically via the Internet or by telephone or by signing, dating and returning the proxy card without delay in the postage-paid envelope if provided. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of Sterling a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote electronically on each matter brought before the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote at the Annual Meeting.

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VOTING AND MEETING INFORMATION

PARTICIPATION IN THE 401(K) PLAN

Astoria Bank had the following retirement benefit plans in place prior to the merger with Sterling: a 401(k) Plan, as amended and restated as of January 1, 2016 (the “Astoria 401(k) Plan”), Astoria Bank Employees’ Pension Plan (the “Astoria Pension Plan”), Astoria Bank Excess Benefit Plan (the “Astoria Excess Benefit Plan”) and the Astoria Bank Supplemental Benefit Plan (the “Supplemental Plan”) (collectively, the “Astoria Plans”). Pursuant to the merger agreement, the Astoria 401(k) Plan and the Astoria Pension Plan remain in effect for eligible employees as defined under their plan terms. Effective on October 2, 2017, the Astoria Plans were frozen to new participants. The Bank merged the Astoria 401(k) Plan with the Sterling National Bank 401(k) and Profit Sharing Plan (the “Sterling 401(k) Plan”) effective January 1, 2019. The Board of Directors approved the termination of the Astoria Pension Plan, effective on December 31, 2018. The Bank will take the necessary procedures to liquidate the pension obligations, with the appropriate filings made to governmental agencies.

Prior to the merger with the Bank, Advantage Funding had the Advantage Funding Management Co. Inc. 401(k) Plan (the “Advantage Plan”) in place for the benefit of former Advantage Funding employees. Pursuant to the merger agreement, the Advantage Plan remains in effect for eligible employees as defined under the terms of the Advantage Plan. Effective April 2, 2018, the Advantage Plan was frozen to new participants. The Bank merged the Advantage Plan with the Sterling 401(k) Plan in July 2018.

PRINCIPAL HOLDERS

In accordance with the provisions of our Certificate of Incorporation, record holders of common stock who, individually or together with their affiliates and any other person with whom they or their affiliates are acting in concert, beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board to implement and apply the limit. The Company is not aware of any beneficial holder of 10% or more of the Company’s common stock as of the record date.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Sterling and the Securities and Exchange Commission (“SEC”) regarding such ownership. See page 23, “Security Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers” for our 5% or more beneficial owners as of April 5, 2019.

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PROPOSAL I – ELECTION OF DIRECTORS

PROPOSAL I — ELECTION OF DIRECTORS

The Board currently consists of thirteen (13) members, each of whom serves a one-year term which will expire May 29, 2019, at our 2019 Annual Meeting.

Each director-nominee (“nominee”) has agreed to serve if elected. If any nominee is not able to serve, the Board may designate a substitute or reduce the number of directors serving on the Board. Proxies will be voted for the nominees shown below (or if not able to serve, such substitutes as may be designated by the Board). The Board has no reason to believe that any of the nominees will be unable to serve. The nominees will be elected by a plurality of the votes entitled to be cast at the Annual Meeting. A plurality is generally defined as the excess of the votes cast in favor of a nominee over those cast in favor of any other nominee. You may vote for up to the number of nominees named, and the nominees receiving the largest number of “FOR” votes will be elected to the director positions to be filled. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected. See page 27, “Nominating and Corporate Governance Committee.”

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) has nominated twelve (12) of the current thirteen (13) existing members of the Company’s Board, with Director Robert W. Lazar retiring from the Board effective at the 2019 Annual Meeting, and one new candidate, Ms. Mona Aboelnaga Kanaan, to serve as directors for a one (1) year term until the 2020 Annual Meeting:

➢ John P. Cahill ➢ Navy E. Djonovic ➢ Fernando Ferrer ➢ Robert Giambrone	➢ Mona Aboelnaga Kanaan ➢ Jack Kopnisky ➢ James J. Landy	➢ Maureen Mitchell ➢ Patricia M. Nazemetz ➢ Richard O’Toole	➢ Ralph F. Palleschi ➢ Burt Steinberg ➢ William E. Whiston

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE AS DIRECTOR.

OUR BOARD OF DIRECTORS

Set forth below are the nominees, their ages and their positions with Sterling, and the length of their directorship. The term for directors currently serving on the Board expires as of May 29, 2019 at our 2019 Annual Meeting. If elected at the 2019 Annual Meeting, each nominee’s term will expire at the 2020 Annual Meeting. Depending on when/how each director joined the Company, his or her “length of directorship” may commence prior to any of the following: (i) the closing of the October 2013 merger (the “Provident Merger”) of Sterling Bancorp (“Legacy Sterling”) with and into Provident New York Bancorp (“Legacy Provident”), whereby Provident Bank (“Legacy Provident Bank”) converted into a national bank charter, and Legacy Provident and Legacy Provident Bank (with its name change to Sterling National Bank, the “Bank”) adopted the Sterling name; (ii) the June 2015 merger of Hudson Valley Holding Corp. (“Legacy HVB”) with and into Sterling Bancorp (the “HVB Merger”); or (iii) the October 2017 merger of Astoria Financial Corporation (“Legacy Astoria”) with and into Sterling Bancorp (the “Astoria Merger”).

The Company believes in servicing its stockholders through representation on the Board that ensures oversight of the Company, as well as implementation of the strategic plan and business model. The Nominating and Corporate Governance Committee, on behalf of the entire Board, reviews not only the personal qualities and characteristics in a Board member or potential candidate, but also the individual’s diverse education, business and cultural background.

The following discussion includes the business experience for the past five (5) years for each of our nominees, as well as the qualifications that were the basis for the Board determinations that each nominee should serve on the Board.

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PROPOSAL I – ELECTION OF DIRECTORS

JACK KOPNISKY President and CEO Not Independent Age: 63 Director since: 2011 Began Board Service with Legacy Provident

____________________________

Committees:

Executive and Enterprise Risk

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	President and CEO of Legacy Provident and Legacy Provident Bank and continues to hold these positions at the Company and Sterling National Bank (2011 to present)
·	CEO of SJB Escrow Corporation (2009 to 2011)
·	Partner at Mercatus LLC (2008 to 2009)
·	President and CEO of First Marblehead Corporation (2005 to 2008)
·	Served in a variety of leadership positions with KeyCorp and predecessor banks (1998 to 2005), including President, Consumer Banking Group; President of KeyBank USA and President of Retail Banking and President and Chief Executive Officer of Key Investment
·	B.A., Business Administration and Economics, Grove City College
·	Graduate, Stonier School of Banking
·	Weatherhead School of Executive Program, Case Western Reserve University

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 37 years of experience in the banking and financial services industry, including senior leadership positions as CEO, President, Director and Group Head of commercial banking, consumer finance, community development, private equity, brokerage and asset management businesses

➢  Strong leadership skills

➢  Strategic vision for future growth and continued success of the Company

RICHARD O’TOOLE Chairman Independent Director Age: 62 Director since: 2012 Began Board Service with Legacy Provident

____________________________

Committees:

Compensation (Chairman), Executive (Chairman) and Nominating and Corporate Governance

Other current Public Company Directorships:

Ladder Capital Corp.

___________________________

Career and Education Highlights:

·	The Related Companies, a real estate development and management company:
-	Executive Vice President (2008 to present)
-	General Counsel (2014 to present)
-	Consultant (2005 to 2008)
·	Partner at Paul Hastings Janofsky & Walker (2000 to 2005)
·	Board Member Equinox Holding Inc. (privately held) (2016 to present) Compensation Committee
·	Board Member Motivate (privately held) (2015 to present) Compensation Committee
·	Board Member, Ladder Capital Corp. (NYSE: LADR) (March 2017 to present)
·	B.A., St. John’s University
·	J.D., St. John’s University, School of Law
·	LL.M., New York University

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 36 years of legal and merger and acquisition experience and knowledge of real estate and tax matters

➢  Strong leadership skills and corporate governance oversight

➢  Familiarity with the market and communities in which Sterling National Bank does business

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PROPOSAL I – ELECTION OF DIRECTORS

JOHN P. CAHILL Independent Director Age: 60 Director since: 2011 Began Board Service with Legacy HVB

____________________________

Committees:

Nominating & Corporate Governance (Chairman), Compensation and Executive

Other current Public Company Directorships:

Ecoark Holdings, Inc.

___________________________

Career and Education Highlights:

·	Chief of Staff/Special Counsel of the Archdiocese of New York, serving as principal advisor to the Cardinal (April 2019 to present)
·	Counsel at Norton Rose Fulbright LLP which acquired Chadbourne & Parke LLP (March 2007 to April 2019)
·	Co-Founder and Principal of the Pataki-Cahill Group LLC, a strategic consulting firm focusing on the economic and policy implications of domestic energy needs (March 2007 to present)
·	Served in various capacities in the administration of the Governor of New York George E. Pataki (from 1997 to 2006), including Secretary and Chief of Staff to the Governor (2002 to 2006)
·	Board Member, Ecoark Holdings, Inc. (OTCQX: ZEST) (2016 to present)
·	Director, TBS International (privately held) (2008 to 2012)
·	B.A., Fordham University
·	J.D., Pace University School of Law
·	LL.M., Pace University School of Law

sELECTED dIRECTOR qUALIFICATIONS:

➢  Extensive experience as an attorney in government and in business

➢  Affiliations and active involvement in various civic and non-profit organizations within the Company’s markets

➢  Extensive knowledge of the Company and the communities Sterling National Bank serves

NAVY E. DJONOVIC Independent Director Age: 53 Director since: 2010 Began Board Service with Legacy Provident

____________________________

Committees:

Audit

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Partner at Maier Markey & Justic LLP, a certified public accounting firm, providing accounting, auditing and consulting services (January 2010 to present)
·	Director of Operations at Mikimoto (America) (1998 to 1999)
·	Senior Accountant at Arthur Anderson (1996 to 1998)
·	Staff Accountant at Deloitte & Touche LLP (1994 to 1996)
·	Certified Public Accountant, New York State (active member)
·	Serves on the Boards of a number of non-profit and civic organizations in Westchester County including the Westchester County Association
·	B.A., Accounting, Fordham University

sELECTED dIRECTOR qUALIFICATIONS:

➢  Experience as a certified public accountant working in a public accounting firm

➢  Background in finance and operations

➢  A member of, and Director at, several business organizations throughout Westchester County, provides insight on local communities where Sterling National Bank does business

6

PROPOSAL I – ELECTION OF DIRECTORS

FERNANDO FERRER Independent Director Age: 68 Director since: 2002 Began Board Service with Legacy Sterling

____________________________

Committees:

Nominating and Corporate Governance and Enterprise Risk

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Co-Chairman of Mercury Public Affairs, LLC, a part of Omnicom Group Inc., which specializes in public affairs related to business, government, politics and media (October 2006 to present)
·	Appointed to the Board of the Metropolitan Transit Authority (“MTA”) by Governor Andrew Cuomo (June 2011 to present); currently serving as Vice Chairman of the Board. Served as Acting Chairman of the Board from November 2018 to March 31, 2019 and previously served in such role from February to June 2017 and from January to June 2013
·	City University of New York Board of Trustees (July 2016 to present)
·	President of the Drum Major Institute for Public Policy, a non-partisan, non-profit think tank (2002 to 2004)
·	Bronx Borough President (1987 to 2001)
·	B.A., University Heights College of Arts and Sciences, New York University
·	M.P.A., Baruch College of the City University of New York

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 30 years of leadership experience in New York City government

➢  Extensive experience with New York City businesses, including real estate and housing, business development and community relations

➢  Risk management experience through service on the MTA Board

ROBERT GIAMBRONE Independent Director Age: 64 Director since: 2015 Began Board Service with Legacy Astoria

___________________________

Committees:

Audit and Enterprise Risk

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Director, Chief Financial and Administrative Officer and Executive Vice President of Keefe, Bruyette & Woods, Inc. (2002 to 2013)
·	Executive Director and Chief Administrative Officer of Morgan Stanley Investment Management (1995 to 2002)
·	Partner of KPMG LLP (1987 to 1995)
·	Board member, WSP USA Buildings, Inc. and WSP Holdings, Inc. (both privately held and subsidiaries of Canadian-based company, WSP Global Inc. (TSX: WSP)) (March 2015 to present)
·	B.B.A. Accounting, Iona College
·	Certified Public Accountant, New York State
·	Series 27, 7 and 63 Securities Licenses held

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 42 years of experience in accounting and finance with over 18 years of experience in operating a financial services business

➢  Held Executive Management and operational positions in the financial services industry

➢  Broad financial services, risk management and investment management expertise. Familiarity with the market and communities in which Sterling National Bank does business

7

PROPOSAL I – ELECTION OF DIRECTORS

MONA ABOELNAGA KANAAN Independent Director Age: 51 Director since: New Nominee

____________________________

Committees:

None

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Founder and Managing Partner of K6 Investments LLC, a private investment firm that invests globally in the financial services, technology, consumer products and entertainment industries (2011 to Present)
·	President and CEO of Proctor Investment Managers LLC, a private equity firm she co-founded in 2002 which invested in traditional and alternative asset management companies (2002 to 2013)
·	Board Member and Independent Director of Siguler Guff & Company Small Business Credit Opportunities Fund (2015 to present) Member of the Audit and Nominations and Governance Committees
·	Member, Board of Advisors, Ibancar a FinTech specialized in collateralized consumer lending in Spain
·	Trustee, The Chapin School, Co-Chair of Advancement. Member of Investment and Finance Committees
·	Trustee, International House of New York
·	Women’s Director Development Program, Kellogg School of Management at Northwestern University
·	MBA, Finance and International Business, Columbia Business School
·	B.S. Economics, University of Pennsylvania, The Wharton School of Business

sELECTED dIRECTOR qUALIFICATIONS:

➢  Experienced CEO, entrepreneur, private equity investor and corporate board director with nearly 30 years of experience in the financial services sector

➢  Over 20 years in leadership roles such as Founder, CEO, President and Portfolio Manager and advisor to global banks and investment funds

➢  Invested, divested and managed transformative strategic transaction in a broad range of asset classes, investment strategies, product areas and distribution channels

JAMES J. LANDY Not Independent Age: 64 Director since: 2000 Began Board Service with Legacy HVB

____________________________

Committees:

Enterprise Risk

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Chairman of the Board of Directors of Legacy HVB and Hudson Valley Bank N.A. (“HV Bank”) (January 2015 through June 2015) and Executive Chairman (2012 to 2014). Served in a variety of other senior positions of HV Bank from 1977 to 2012 including eleven years as President and CEO
·	Serves on the Boards of several civic, municipal, charitable and ecumenical organizations throughout the New York Metropolitan area
·	B.A., Manhattan College
·	Graduate, Stonier School of Banking
·	M.B.M., Banking, Louisiana State University

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 42 years of commercial banking experience

➢  As the former President and CEO of HV Bank, brings to the Board invaluable knowledge and expertise regarding the financial services industry

➢  Extensive executive management experience with a unique perspective and understanding of Sterling National Bank’s clients, products and operations

8

PROPOSAL I – ELECTION OF DIRECTORS

MAUREEN MITCHELL Independent Director Age: 67 Director since: 2018

____________________________

Committees:

Compensation and Enterprise Risk

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Senior Advisor, The Boston Consulting Group (January 2017 to present)
·	President, Global Sales and Marketing, GE Asset Management, Inc. (2009 to 2016)
·	Global Head of Distribution, Highland Capital Management, LP (2008 to 2009)
·	Board of Trustees, Natixis/Loomis Sayles Mutual Funds (July 2017 to present)
·	Board Member, Fieldpoint Private Bank and Trust (privately held) (May 2017 to May 2018)
·	Board Member, Investment Company Institute (ICI Board of Governors) (2015 to 2016)
·	Board Member, GE Asset Management, Inc. (2009 to 2016)
·	Board Member, GE Investment Distributors, Inc. appointed President (2014 to 2016)
·	GE Asset Management, Ltd. (2012 to 2016)
·	GE Asset Management Funds II Plc (Dublin-based) (2012 to 2014)
·	B.A., City College of New York and M.S.W., Fordham University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 31 years of experience in financial service organizations with over 11 years spent in senior managing positions of sales and marketing and (10) years serving on the Boards of privately held financial institutions

➢    Strategic vision and digital expertise launched key strategies and global opportunities exceeding growth expectations

➢    Strong background in business transformation and mergers and acquisitions

PATRICIA M. NAZEMETZ Independent Director Age: 69 Director since: 2013 Began Board Service with Legacy Astoria

____________________________

Committees:

Compensation

Other current Public Company Directorships:

YRC Worldwide Inc.

___________________________

Career and Education Highlights:

·	Principal of NAZ DEC LLC (2011 to present)
·	Corporate Vice President and Chief Human Resources Officer of Xerox Corporation (1999 to 2011)
·	Human Resources Department of Xerox Corporation in positions of increasing responsibility (1979 to 1999)
·	Board Member, YRC Worldwide, Inc. (NASDAQ:YRCW) (March 2015 to present) Compensation Committee Chair (May 2017 to present)
·	Board Member, Muscular Dystrophy Association (privately held) (2014 to present) Governance Committee Chair (May 2017 to present)
·	Board Member, Board of Trustees, Fordham University (1997 to 2017)
·	Board Member, WMS Industries Inc. (2007 to 2013) Compensation Committee Chair (2009 to 2013)

·	Board Member, Energy East Corp. (2007 to 2009) Compensation Committee Chair (2008 to 2009)

·	B.A., Fordham University
·	M.A., Fordham University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 38 years of experience in human resources, over 11 of which were spent in an executive officer position

➢     Knowledge of all aspects of human resources management

➢    Familiarity with the business community in the markets where Sterling National Bank does business

9

PROPOSAL I – ELECTION OF DIRECTORS

RALPH F. PALLESCHI Independent Director Age: 72 Director since: 1996 Began Board Service with Legacy Astoria

____________________________

Committees:

Compensation and Nominating & Corporate Governance

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	President, Chief Operating Officer, and Director of First Long Island Investors, LLC and FLI Investors, LLC (successor companies of First Long Island Investors, Inc.) (1983 to present)
·	Co-Founder of First Long Island Investors, Inc. in 1983
·	Chief Operating Officer of New York Islanders hockey team (1993 to 1997)
·	Vice President—Finance and Chief Financial Officer of Entenmann’s Inc. (1977 to 1983)
·	Employee of Peat Marwick, Mitchell & Co. (predecessor of KPMG LLP) (1968 to 1977)
·	Chairman of the Board of Trustees of Variety Child Learning Center
·	Member of the Board of Directors of the Viscardi Center
·	B.B.A., St. John’s University
·	Certified public accountant

sELECTED dIRECTOR qUALIFICATIONS:

➢   Over 36 years of experience in reviewing and maintaining systems of internal controls and in financial controls, reporting and analysis

➢    Experience and knowledge in finance, accounting wealth management and the equity markets

➢    Former Chairman of the Board of Directors of Legacy Astoria having an in depth knowledge of financial services industry

BURT STEINBERG Independent Director Age: 73 Director since: 2000 Began Board Service with Legacy Provident

____________________________

Committees:

Audit (Chairman), Compensation and Executive

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	President and Consultant to BSRC Consulting (2001 to present)
·	Director Emeritus Ascena Retail Group, Inc., formerly known as Dress Barn, Inc., a NASDAQ listed company (2009 to 2015) and Executive Director (2001 to 2009); Chief Operating Officer and President (1982 to 2001)
·	Hedge fund consultant to XLCR Capital Partners LP (2011 to January 2015)
·	Board Member, Deming Center, Columbia University
·	Member and Director of a number of business, educational and charitable organizations throughout Rockland and the surrounding regions
·	B.A., City University of New York
·	M.B.A., Columbia University

sELECTED dIRECTOR qUALIFICATIONS:

➢  As a member of the Board and Audit Committee of the Company for over 19 years, provides invaluable financial, accounting and regulatory experience

➢  Experience in financial services, merchandising, finance, advertising, marketing, accounting, mergers and acquisitions

➢  As a member of a number of business, educational and charitable organizations throughout the region, provides insight on local businesses and markets where Sterling National Bank does business

10

PROPOSAL I – ELECTION OF DIRECTORS

WILLIAM E. WHISTON Independent Director Age: 65 Director since: 2013 Began Board Service with Legacy HVB

____________________________

Committees:

Enterprise Risk (Chairman)

Other current Public Company Directorships:

None

___________________________

Career and Education Highlights:

·	Chief Financial Officer of the Archdiocese of New York, a religious not-for-profit organization, based in New York City (January 2002 to present)
·	Served in a number of executive positions at Allied Irish Bank, including lending, product development and operations/compliance (1972 to 2002)
·	Trustee, St. Patrick’s Cathedral, St. Patrick’s Landmark Foundation and St. Joseph’s Seminary
·	Member, Provident Healthcare, the member of Archcare, the healthcare arm of the Archdiocese of New York
·	Board Member, Mutual of America
·	B.A., Pace University
·	M.B.A., Stern School of Business, New York University

sELECTED dIRECTOR qUALIFICATIONS:

➢  Over 42 years of business experience in the areas of finance, financial services and e-commerce

➢  Former bank executive with experience in a wide range of roles. Provides the Board with a unique perspective on business management matters

➢  Knowledge of the communities in which Sterling National Bank serves

11

PROPOSAL I – ELECTION OF DIRECTORS

Director Independence

The Board has determined that each of the current Company directors and nominees, with the exceptions of Messrs. Kopnisky and Landy, is “independent” as defined by the New York Stock Exchange (“NYSE”) listing standards and the rules of the Securities and Exchange Commission (the “SEC”). Neither Mr. Kopnisky nor Mr. Landy is independent as Mr. Kopnisky is our CEO and Mr. Landy was party to a consulting agreement with the Company that terminated on June 30, 2017. We believe we comply with all applicable requirements of the SEC and NYSE relating to director independence and the composition of the committees of our Board.

Depository Institution Management Interlocks

The Depository Institution Management Interlocks Act (the “Interlocks Act”) imposes restrictions on service as an officer or director of more than one depository institution. There are several exemptions to the Interlocks Act including the small market share exemption, which, since Sterling has total assets exceeding $2.5 billion would allow a director to serve on the Board and another unaffiliated depository organizations’ board of directors only if the other depository organization has total assets below $1.5 billion and if both Sterling and the other depository organization hold no more than 20 percent of the deposits in each relevant metropolitan statistical area or community in which both operate. Should any director meet these requirements, the Nominating and Corporate Governance Committee will monitor the relationship and any applicability of this exemption annually.

12

PROPOSAL I – ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee maintains, and periodically updates, non-exclusive “Board membership criteria” to assist the committee in evaluating candidates for the Board. These criteria, and an indication of which of the criteria are particularly satisfied by each nominee, are summarized below:

Guideline Criteria	John Cahill	Navy Djonovic	Fernando Ferrer	Robert Giambrone	Mona Aboelnaga Kanaan	Jack Kopnisky	James Landy	Maureen Mitchell	Patricia Nazemetz	Richard O’Toole	Ralph Palleschi	Burt Steinberg	William Whiston
Reputation for integrity, honesty and adherence to high ethical standards	X	X	X	X	X	X	X	X	X	X	X	X	X
Willingness and ability to contribute positively to the collegial decision-making process of the Board	X	X	X	X	X	X	X	X	X	X	X	X	X
Demonstrated business and financial acumen and experience		X	X	X	X	X	X	X	X	X	X	X	X
Prominence within professional discipline and/or industry	X	X	X	X	X	X	X	X	X	X	X	X	X
Commitment to attend and participate in Board and Board Committee meetings regularly	X	X	X	X	X	X	X	X	X	X	X	X	X
No conflict of interest that would impair ability to represent the interests of all Company stockholders and fulfill responsibilities of a director	X	X	X	X	X	X	X	X	X	X	X	X	X
Contribute to Board diversity (in terms of race, gender, national origin, etc.)		X	X		X			X	X
Strengths and experience that contribute to ability to serve effectively on one or more Board Committees (audit, compensation, governance and nominating)	X	X	X	X	X	X	X	X	X	X	X	X	X
Experience in leading mergers and acquisitions				X	X	X	X	X		X	X	X
Familiarity with capital markets, financing transactions				X	X	X	X	X		X	X	X	X
Experience in integrating acquired businesses after mergers and acquisitions strategy, and investor relations				X	X	X	X	X		X		X
Experience identifying, evaluating and managing corporate risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Current or past board member of another mid-cap or large public company	X					X	X	X	X	X		X

*       *       *

13

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

PROPOSAL II — APPROVAL OF AMENDMENTS TO THE STERLING BANCORP
2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Under the Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (the “2015 Omnibus Plan”), 778,517 shares remain available for future grants as of April 5, 2019. At the Annual Meeting, stockholders will be asked to approve amendments to the 2015 Omnibus Plan in order to increase the number of shares reserved for issuance thereunder by 2,545,682 shares (7,000,000 shares in the aggregate) and to effect certain tax related updates as a result of the TCJA. As of April 5, 2019 there were options outstanding to purchase 682,646 shares of our common stock granted under the 2015 Omnibus Plan and our previous equity incentive plans, and 778,517 shares of common stock available for issuance pursuant to awards to be granted under our 2015 Omnibus Plan. We are required to obtain stockholder approval of the Amended Omnibus Plan under the rules of the NYSE.  This approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”). The Amended and Restated 2015 Omnibus Plan (the “Amended Omnibus Plan”) was approved by the Board on February 27, 2019.

If the Amended Omnibus Plan is approved by our stockholders, the following amendments will be made to the 2015 Omnibus Plan: (1) an increase of the shares available for issuance under the Amended Omnibus Plan with the maximum number of shares available for issuance increased to 7,000,000 shares from 4,454,318 shares; (2) updates to certain tax-related provisions as a result of the TCJA, in particular removing the ability to grant new awards under Section 162(m) of the Internal Revenue Code, as amended, as a result of the repeal of such exemption pursuant to the TCJA (though keeping such exemption applicable to awards granted prior to the TCJA being effective); and (3) related administrative changes.

The Board believes that the amendment to the 2015 Omnibus Plan to increase the number of shares reserved thereunder is necessary for the Company to have the ability to grant shares of the Company’s common stock in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), deferred stock, other stock-based awards, performance awards, substitute awards, annual cash incentive awards, and any other stock awards permitted under the 2015 Omnibus Plan in order to attract and retain qualified non-employee directors and senior management personnel. The increase in shares will help the Company achieve this goal. It is the judgment of the Board that the proposed amendments to the 2015 Omnibus Plan are in the best interests of the Company and our stockholders.

The Amended Omnibus Plan also includes amendments to certain provisions of the 2015 Omnibus Plan designed to meet the requirements for exemption of executive compensation under Section 162(m) of the Code. Since effectiveness of the 2015 Omnibus Plan, the TCJA was signed into law. The TCJA no longer allows for an exemption under Section 162(m) of the Code. Therefore the proposed amendments include retaining eligibility of such exemption for awards granted prior to the TCJA’s effectiveness and removing such Code Section 162(m) provisions from being applicable to awards granted after effectiveness of the TCJA.

This proposal, and the effectiveness of the Amended Omnibus Plan will not affect awards already granted under the 2015 Omnibus Plan or the shares currently reserved for issuance under the 2015 Omnibus Plan; however, as indicated above, only 778,517 shares of common stock remain available for grant under the 2015 Omnibus Plan as of April 5, 2019.  If the Amended Omnibus Plan is approved by our stockholders at the Annual Meeting, our stockholders may suffer further dilution upon the exercise of future awards granted under the Amended Omnibus Plan, to the extent that more shares are authorized for issuance, and are issued, under the Amended Omnibus Plan.

Brief Summary of the Amended Omnibus Plan

The following is a brief description of the Amended Omnibus Plan. The full text of the Amended Omnibus Plan is attached as Annex A to this proxy statement, and the following description is qualified in its entirety by reference to such Annex A.

The Amended Omnibus Plan provides for the granting of stock options, SARs, restricted stock, RSUs, deferred stock, other stock-based awards, performance awards, substitute awards, and annual cash incentive awards to certain employees and non-employee directors of the Company, the Bank, and their subsidiaries. As discussed below, the Amended Omnibus Plan does not permit the repricing of options or SARs or the granting of discounted options or SARs, and does not contain an “evergreen” or similar provision.

The Amended Omnibus Plan includes provisions designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code, as modified by the TCJA with respect to “performance-based compensation” paid pursuant to written binding contracts in effect on November 2, 2017 (“Grandfathered Awards”). In addition, it is intended that all awards granted under the Amended Omnibus Plan are structured in such a way that they comply with Section 409A of the Code or an exception thereto, and the Amended Omnibus Plan is interpreted and administered in a manner that is consistent with Section 409A.

14

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Key Provisions of the Amended Omnibus Plan

The Amended Omnibus Plan includes a number of provisions designed to serve stockholders’ interests and facilitate effective corporate governance, including the following:

KEY PROVISIONS
Minimum One Year Vesting	Awards are required to have a vesting, restriction, or performance period of at least one (1) year; provided, however, that awards for up to 5% of the Amended Omnibus Plan’s authorized and available shares may be granted without such one (1) year requirement.
No Stock Option Repricing/Exchange	The Amended Omnibus Plan does not permit the repricing of options or SARs or the exchange of underwater options or SARs for cash or other awards without stockholder approval.
No Tax Gross-Ups	Awards do not contain tax gross-up provisions.
No Discounted Awards	Options and SARs are not granted with an exercise price less than the fair market value of the common stock on the date of grant.
No “Evergreen” Provision	The Amended Omnibus Plan does not contain an “evergreen” or similar provision. The Amended Omnibus Plan fixes the number of shares available for future grants and does not provide for any increase based on increases in the number of outstanding shares of common stock (other than through stock splits or similar events).
“Double-Trigger” Vesting Upon Change in Control	All awards under the Amended Omnibus Plan vest under a “double-trigger” provision upon a change in control, which requires both a change-in-control and an employment termination event.
Awards Subject to Clawback	All awards under the Amended Omnibus Plan are subject to forfeiture, recoupment or other penalties pursuant to the Company’s clawback policy.
Deductibility of Awards	The Amended Omnibus Plan includes provisions to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code for Grandfathered Awards.
Limit on Awards to Any One NON-EMPLOYEE DIRECTOR	The number of shares of common stock that may be granted to any one non-employee director during any calendar year may not exceed 10,000.
Share Counting

The following factors affect the number of shares of common stock as to which equity awards may be granted under the Amended Omnibus Plan:

·     All shares granted under the Amended Omnibus Plan, including stock options and SARs, are counted as using one (1) share available under the Amended Omnibus Plan for every one (1) share delivered under the awards.

·     Any shares that are subject to equity awards that are not stock options or SARs are counted as using one (1) share available under the Amended Omnibus Plan for every one (1) share delivered under those awards.

·     Any shares related to awards under the Amended Omnibus Plan that terminate by expiration, forfeiture or that are otherwise settled in cash in lieu of shares will be available again for grant under the Amended Omnibus Plan.

·     The following shares, however, may not again be made available for grant in respect of awards under the Amended Omnibus Plan: (i) shares tendered by the participant or withheld by the Company in payment of the exercise price of a stock option, or to satisfy any tax withholding obligation with respect to an award; (ii) shares subject to a stock-settled SAR that are not issued in connection with its settlement or exercise thereof; (iii) shares reacquired by the Company on the open market or otherwise with the cash proceeds from the payment of the exercise price of a stock option; and (iv) shares that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a substitute award or for any other reason.

15

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Administration. The Amended Omnibus Plan is administered by the Compensation Committee or other committee otherwise appointed by the Board from time to time. The Compensation Committee determines, among other items, the selection of those to be granted awards under the Amended Omnibus Plan out of those eligible for participation and the terms and conditions of any award consistent with the terms and conditions of the Amended Omnibus Plan. The Compensation Committee must consist of two (2) or more members, and each member must (1) not be a current or former officer or employee of the Company, the Bank or any of their subsidiaries, (2) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (3) be an “outside director” within the meaning of Section 162(m) of the Code, with respect to Grandfathered Awards, and (4) be an independent director within the meaning of the rules of the NYSE. Currently, the Compensation Committee is comprised of six (6) independent directors who fit this definition. The Compensation Committee has the authority to interpret the Amended Omnibus Plan, and to make any other determinations it believes necessary or advisable for the administration of the Amended Omnibus Plan. The Compensation Committee may delegate any or all of its authority to administer the Amended Omnibus Plan as it deems appropriate, to a subcommittee of one or more of its members. By resolution, the Compensation Committee may authorize any subcommittee, the Chief Executive Officer (the “CEO”) or other executive officer of the Company to designate any senior vice president or lower level employees to be award recipients under the Amended Omnibus Plan; (ii) determine the size of any such awards; or (iii) cancel or suspend any awards, provided, however, that (1) any resolution of the Compensation Committee must specify the total number of shares subject to the awards and the amount and form of consideration to be received for such awards, and (2) the Compensation Committee may not (i) authorize any officer to designate himself or herself as the recipient of an award, and (ii) delegate such responsibilities to any officer for awards granted to an employee who is an executive officer subject to Section 16 of the Exchange Act.

The Amended Omnibus Plan will automatically terminate the day before the ten (10) year anniversary of its 2015 effective date, unless terminated earlier by the Board.

Overall Limit on Awards under the Amended Omnibus Plan.

Our stockholders adopted the 2015 Omnibus Plan on May 28, 2015. The amendment to the 2015 Omnibus Plan was approved by the Board on February 27, 2019. The maximum number of shares originally authorized under the 2015 Omnibus Plan was 4,454,318 shares. The proposed amendment would increase the number of shares available by 2,545,682 shares to 7,000,000 total shares under the Amended Omnibus Plan.

It is intended that the additional shares to be delivered under the Amended Omnibus Plan will be made available from authorized but unissued shares of Company common stock or from treasury shares. Shares covered by an award will be removed from the share reserve as of the date of grant, and will be added back to the share reserve as described under “Share Counting” above. On each grant of a stock option or SAR, each share underlying the award will be counted as one (1) share against this limit. On each grant of any other Amended Omnibus Plan award, each share underlying the award will be counted as one (1) share against this limit.

Eligibility. The Compensation Committee (or its delegates) selects the people who may participate in the Amended Omnibus Plan. Any employee or non-employee director of the Company, the Bank, or any of their subsidiaries, may be selected to participate. From time to time, the Compensation Committee will determine who will be granted awards and the number of shares granted, subject to the limits described in “Limit on Awards to Any One Individual” above.

Types of Awards:

Stock Options.

Stock options granted under the Amended Omnibus Plan may be either nonqualified stock options or ISOs qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, the aggregate fair market value (determined at the grant date) of the stock with respect to which ISOs are first exercisable by any individual during any calendar year shall not exceed $100,000. Stock options in excess of this limit are treated as nonqualified stock options. The stock option exercise price may not be less than the fair market value of the stock on the date the stock option is granted, with the exception that for an ISO award granted to an eligible employee who at the time of the grant holds ten percent (10%) or more of the Company’s shares, the stock option exercise price may not be less than required by the Code in order to constitute an ISO. The stock option exercise price is payable in cash or, if the grant provides, in common stock or other equity instruments. The Compensation Committee shall determine the expiration of stock options, although no stock option may be exercisable later than the tenth (10th) anniversary date of the grant or five (5) years after the date of grant if an ISO is granted to an owner of ten percent (10%) or more of the Company’s shares. The Compensation Committee determines the terms of each stock option award at the time of grant.

16

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Stock Appreciation Rights.

SARs may, but need not, be granted in conjunction with options or other equity awards. The Compensation Committee determines the terms of each SAR at the time of the grant. Any freestanding SAR (that is, a SAR not granted in conjunction with another equity award) may not be granted at less than the fair market value of the stock on the date the SAR is granted and cannot have a term longer than ten (10) years. A tandem SAR may only be granted with an exercise price that is the same as the associated stock option and the expiration or other termination of a tandem SAR must be the same as that of the associated stock option. A SAR, upon exercise, may be paid in Company shares, cash, or a combination thereof as specified in the award agreement. Individuals granted a SAR will not have any dividend equivalents rights.

Stock Awards.

The Amended Omnibus Plan provides for the granting of restricted stock, RSUs, deferred stock, performance shares, performance units, and other stock-based awards. As determined by the Compensation Committee, performance awards may include any of the performance measures, or a combination thereof, set forth in the Amended Omnibus Plan attached as Annex A to this Proxy Statement. Performance goals may be based on the achievement of specified levels of Company performance (or performance of an applicable subsidiary, affiliate or unit of the Company, the Bank, or any combination thereof) pursuant to any of the performance measures set forth in the Amended Omnibus Plan’s definition of performance goals (though Grandfathered Awards were required to be subject to one or more performance measures). Performance goals may be defined in absolute terms or measured relative to the performance of companies or against a predefined index that the Compensation Committee deems appropriate, may be based on or otherwise employ comparisons based on internal targets, the past or current performance of other companies and may include or exclude certain extraordinary or non-recurring business events, and may be applied on a consolidated basis or to the Bank, individual business units, divisions or subsidiaries of the Company and the Bank. The performance goals of Grandfathered Awards were required to be set by the Compensation Committee within the first ninety (90) days of the applicable performance period.

Substitute Awards.

Substitute awards can be issued under the Amended Omnibus Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction with the Company, the Bank or any of their subsidiaries, including a merger, combination, consolidation, or acquisition of property or stock. Such substitute awards will not reduce the amount of shares available under the Amended Omnibus Plan.

Annual Incentive Awards.

Annual incentive awards are paid only upon the achievement of certain performance goals during an annual performance period and can be in the form of cash payment, stock awards or performance awards.

Termination of Employment or Service. In the event of a participant’s termination of employment or service prior to the relevant vesting date or expiration of restriction period or performance period, the forfeiture provisions of the participant’s awards shall be governed by the participant’s award agreement.

Change in Control (“CIC”). In the event of a CIC, any options and SARs outstanding which are not exercisable and vested, will become fully exercisable and vested upon termination of the employee participant’s employment with the Company, the Bank, or any of their subsidiaries, without cause or for good reason during the twenty-four (24) month period ending on the second year anniversary of a Change in Control (the “Applicable Period”). The restrictions applicable to any restricted stock, RSU or other stock award which are not performance-based will lapse and such restricted stock, RSU or other stock award shall become free of all restrictions, fully vested and transferable upon the termination of the employee participant’s employment without cause or for good reason during the Applicable Period. The conditions applicable to any performance award shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable upon the termination of the employee participant’s employment without cause or for good reason during the Applicable Period.

17

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Transferability. Unless otherwise determined by the Compensation Committee, awards granted under the Amended Omnibus Plan may not be transferred except by will or the laws of descent and distribution or, to the extent permitted by the award agreement relating to such award, to the holder’s family members, a trust, or a charitable organization designated by the holder, in each case without consideration. During an employee’s lifetime, any options or awards may be exercised only by the employee or the employee’s legal representative.

Certain Adjustments. In the event of an equity restructuring that causes per share value of the Company’s shares to change, the Compensation Committee, in order to prevent unintended dilution or enlargement of a participant’s rights under the Amended Omnibus Plan, may substitute or adjust, among other things:

·	The number and class of securities available under the Amended Omnibus Plan;

·	The number and class of securities subject to each outstanding stock option or SAR and the purchase price or base price per share;

·	The terms of each outstanding restricted stock award and restricted stock unit award;

·	The terms of each outstanding performance award;

·	The maximum number of securities with respect to which stock options or SARs may be granted during any fiscal year of the Company to any one grantee; and

·	The maximum number of shares that may be awarded during any fiscal year of the Company to any one grantee pursuant to a stock award that is subject to performance goals or a performance award.

A corporate event or transaction (including, but not limited to, a change in the shares or capitalization of the Company) encompasses a merger, consolidation, reorganization, recapitalization, partial or complete liquidation, stock dividend, stock split, spin-off, rights offering or recapitalization through an extraordinary dividend.

Amendment. The Board may further amend the Amended Omnibus Plan; however, an amendment will be contingent upon stockholder approval to the extent required by law or the rules of any stock exchange on which the Company’s stock is traded. The Amended Omnibus Plan prohibits, without stockholder approval:

·	The amendment of outstanding awards to reduce the exercise price or base price of outstanding options or SARs;

·	The cancellation of any previously granted stock option or SAR in exchange for another stock option or SAR with an exercise price or base price that is less than the exercise price or base price of the original option or SAR; and

·	The cancellation of outstanding options or SARs in exchange for cash or other awards if the exercise price of the stock option or the base price of the SAR exceeds the fair market value of the Company’s common stock on the date of such cancellation.

Plan Benefits.

Further benefits under the Amended Omnibus Plan will depend on the Compensation Committee’s actions and the fair market value of the shares at various future dates; therefore, it is not possible to determine the future benefits that will be received by directors, executive officers, and others.

On April 5, 2019, the closing sale price of our common stock on the NYSE was $20.09 per share.

18

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

U.S. Tax Treatment of Options and Awards

ISOs.

An ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an ISO for at least two (2) years from the date of the grant and one (1) year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of prior to the end of this period, however (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition over the option exercise price). In that event, the excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In addition, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an ISO is equal to the option exercise price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Nonqualified Stock Options.

A nonqualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize compensation income taxable at ordinary income tax rates in the amount of the difference between the then market value of the shares and the option exercise price. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a nonqualified stock option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option exercise price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income taxable at ordinary income tax rates equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

SARs.

Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. Upon the exercise of a SAR, if an employee receives the appreciation inherent in the SAR in cash, the cash will be taxed as compensation income to the employee at the time it is received. If an employee receives the appreciation inherent in the SAR in stock, the value of the stock received will be taxed as compensation income to the employee at the time such stock is received.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of compensation income the recipient is required to recognize as a result of the exercise.

Restricted Stock/RSU Awards/Performance Awards.

In general, no income will be recognized at the time of grant by the recipient of a restricted stock, RSU, or performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to such an award, the then fair market value of the stock will constitute ordinary income to the employee. However, if an employee timely makes an election under Section 83(b) of the Code with respect to an award of restricted stock, the value of such stock on the date that it is received will be taxed as compensation income to the employee. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

19

PROPOSAL II – APPROVAL OF AMENDMENTS TO THE STERLING BANCORP 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Equity Compensation Plan Information

The following table presents equity compensation plan information that has been approved by stockholders as of December 31, 2018:

Equity compensation plans approved by stockholders	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Stock Option Plans	686,539	$11.20	2,318,950

(1)	Weighted average exercise price represents stock option plans only, since restricted shares have no exercise price.

Interests of Certain Persons

Our executive officers and directors have interests in matters that will be acted upon at the Annual Meeting that are different from the interests of our stockholders generally. If this proposal is adopted, each of our executive officers and directors will be eligible to receive a portion of their compensation for services in the form of stock option grants, awards of restricted stock or other equity or equity-linked awards. The Board was aware of these interests and took them into account in recommending that the stockholders vote in favor of the proposal to approve the amendment to the Amended Omnibus Plan.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
AMENDMENTS TO THE COMPANY’S 2015 OMNIBUS EQUITY AND INCENTIVE PLAN.

*       *       *

20

PROPOSAL III – NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL III — NON-BINDING VOTE TO APPROVE
EXECUTIVE COMPENSATION

In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the Company’s executive compensation, as described below under “Compensation Discussion and Analysis,” the compensation tables and narrative discussions of named executive officer (“NEO” or “Named Executive Officer”) compensation in this Proxy Statement. Consistent with the voting results at the 2017 Annual Meeting, the Board has determined that an advisory vote to approve executive compensation is conducted annually.

The Board recommends the approval of its executive compensation proposal. It believes the Company’s compensation programs are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. An important component of management’s performance requirements is strong risk management oversight to ensure that compensation plans do not encourage management to take unnecessary or excessive risks that could threaten the value of the Company. By providing a combination of annual base salary, cash incentives, long-term equity compensation (including performance awards based on the results of the Company) and competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company’s long-term financial performance, growth and profitability. The Company’s compensation program is designed to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee regularly reviews the components of each NEO’s compensation package and generally targets 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

This proposal, commonly referred to as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s executive pay program through the following non-binding resolution:

“RESOLVED, that the compensation of Sterling Bancorp’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures, is hereby approved.”

At the Company’s 2018 Annual Meeting, 97.6% of the votes cast on the Say-on-Pay proposal were voted in favor of the Company’s executive compensation program. Given the significant level of support from the Company’s stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company’s objectives and policies, including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

This is an advisory vote only, and neither the Company nor the Board will be bound to take action based upon the outcome. The Board and the Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION PROPOSAL.

*       *       *

21

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL IV — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board (the “Audit Committee”) has approved the engagement of Crowe LLP (“Crowe”) to be Sterling’s independent registered public accounting firm for the year ending December 31, 2019. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe for Sterling’s year ending December 31, 2019. A representative of Crowe is expected to participate in the Annual Meeting, to respond to appropriate questions and to make a statement if he or she so desires.

In order to ratify the selection of Crowe as the independent registered public accounting firm for 2019, the proposal must receive the affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

Stockholder ratification of the selection of Crowe is not required by the Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountant to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe, the Audit Committee will reconsider whether to retain that firm or not. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

The Audit Committee recommends the ratification of Crowe as the Independent Registered Public Accounting Firm for the 2019 Year. Crowe has had a long standing relationship with the Company since 2007. During this tenure, Crowe has developed a deep understanding of the Company, its operations and risk management practices and has expanded its audit scope to address the Company’s acquisitions and organic growth. Crowe has the technical experience, industry knowledge and technology to support the size of the Company and its expansion efforts. Stringent industry standards implemented by the Public Company Accounting Oversight Board promulgate procedures for review with annual inspection reports. Crowe has shown consistency in achieving high results that are relayed to the members of the Audit Committee and the members of the Board.

Audit Fees

The aggregate fees billed to us by Crowe for professional services rendered by the firm for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe in connection with statutory and regulatory filings and engagements were $805,800 and $1,300,000 during the years ended 2017 and 2018, respectively.

Audit Related Fees

The aggregate fees billed to us by Crowe for assurance and related services rendered by the firm that are reasonably related to the performance of the audit and review of the financial statements and services provided in connection with the Astoria Merger, Advantage Funding merger (in the case of 2018), consent and review of regulatory filings and capital market offerings that are not already reported in “Audit Fees,” were $507,886 and $237,800 during the years ended 2017 and 2018, respectively.

Tax-Related Fees

The aggregate fees billed to us by Crowe for professional services rendered for tax consultations and tax compliance were $274,210 and $297,241 during the years ended 2017 and 2018, respectively.

All Other Fees

The aggregate fees billed to us by Crowe, primarily for internal audit services with respect to regulatory compliance consulting, and the filing of 2017 federal tax returns for Astoria (in the case of 2018) were $493,671 and $225,304 during the years ended 2017 and 2018, respectively.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by an independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees, tax fees and all other fees described above during 2017 and 2018 years, respectively.

THE AUDIT COMMITTEE OF THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2019 YEAR.

*       *       *

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 5, 2019, by:

➢	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;
➢	each of our directors and nominees;
➢	each person who was a NEO; and
➢	all of our directors, nominees and executive officers as a group.

The percentages shown in the following table are based on 209,560,821 shares of common stock outstanding as of April 5, 2019. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. The number of shares beneficially owned by a person includes shares subject to options held by that person that were exercisable as of April 5, 2019, or within 60 days of that date. The shares issuable under those options are treated as if they were outstanding for computing the percentage ownership of the person holding those options, but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

The following table sets forth the number of shares of our common stock beneficially owned by the indicated parties. Unless otherwise indicated, the address of each person is c/o Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Directors & Nominees
John P. Cahill	23,836	(1)	*
Louis J. Cappelli – Director Emeritus	890,176	(2)	*
Navy E. Djonovic	16,619		*
Fernando Ferrer	28,545	(3)	*
Robert Giambrone	13,338	(4)	*
William Helmer – Director Emeritus	471,212	(5)	*
Mona Aboelnaga Kanaan – Nominee	––		*
James J. Landy	382,701	(6)	*
Robert W. Lazar	33,501	(7)	*
Maureen Mitchell	1,937		*
Patricia M. Nazemetz	13,738		*
Richard O’Toole	38,619		*
Ralph F. Palleschi	78,417	(8)	*
Burt Steinberg	266,171	(9)	*
William E. Whiston	21,163		*
Named Executive Officers
Jack Kopnisky	614,685	(10)	*
Luis Massiani	184,580	(11)	*
Rodney Whitwell	129,752	(12)	*
Michael E. Finn	66,943		*
Thomas X. Geisel	39,382		*
All Directors, Nominees and Executive Officers as a Group (23 persons)(13)	3,486,670		1.67%

23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Name	Amount and Nature of Beneficial Ownership		Percent of Class
BENEFICIAL OWNERS HOLDING MORE THAN 5%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	21,936,363	(14)	9.77%
BlackRock Inc. 55 East 52nd Street New York, New York 10022	20,342,074	(15)	9.10%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	20,234,530	(16)	9.01%

_____________________

* Denotes less than 1% owned.

(1)	The shares shown as owned by Mr. Cahill include 2,639 common shares owned indirectly in an Individual Retirement Account and 1,327 shares of phantom stock.
(2)	The shares shown as owned by Mr. Cappelli include 1,201 common shares owned by trusts and 104,760 shares owned by the Cappelli Family Investors LLC, beneficial ownership of which he disclaims and 9,997 shares in an Individual Retirement Account.
(3)	The shares shown as owned by Mr. Ferrer include 211 common shares owned indirectly in an Individual Retirement Account.
(4)	The shares shown as owned by Mr. Giambrone include 1,000 common shares owned indirectly in an Individual Retirement Account and 1,575 common shares owned indirectly by his mother.
(5)	The shares shown as owned by Mr. Helmer include 68,121 common shares held by his spouse, beneficial ownership of which he disclaims, 76,106 shares held in an Individual Retirement Account and 44,323 shares held in a 401(k). Mr. Helmer has pledged 282,662 of his directly-held shares as collateral.
(6)	The shares shown as owned by Mr. Landy include 15,240 shares held jointly with his spouse and 150,446 common shares owned by his spouse of which he disclaims beneficial ownership of.
(7)	The shares shown as owned by Mr. Lazar include 10,974 common shares owned indirectly in an Individual Retirement Account and 1,969 shares of phantom stock.
(8)	The shares shown as owned by Mr. Palleschi include 78,417 common shares indirectly owned by the Ralph F. Palleschi 1998 Family Trust.
(9)	The shares shown as owned by Mr. Steinberg include 115,963 common shares held by trusts and 10,734 shares owned indirectly in an Individual Retirement Account.
(10)	The shares shown as owned by Mr. Kopnisky include 10,000 common shares owned by his spouse, beneficial ownership of which he disclaims, 4,461 shares owned jointly with his spouse and 129,435 common shares underlying stock options exercisable within 60 days.
(11)	The shares shown as owned by Mr. Massiani include 46,169 common shares underlying stock options exercisable within 60 days.
(12)	The shares shown as owned by Mr. Whitwell include 54,528 common shares underlying stock options exercisable within 60 days.
(13)	Total includes all Executive Officers, including Messrs. James Blose, Brian Edwards and Javier Evans.
(14)	Based upon information contained in the Schedule 13G/A filed by Wellington Management Group LLP (“Wellington”) with the SEC on February 14, 2019, Wellington and its subsidiaries beneficially owned 21,936,363 shares of common stock as of December 31, 2018, with sole voting power over 0 shares, shared voting power over 17,830,751 shares, sole dispositive power over 0 shares and shared dispositive power over 21,936,363 shares.
(15)	Based upon information contained in the Schedule 13G/A filed by BlackRock Inc. (“BlackRock”) with the SEC on February 6, 2019, BlackRock beneficially owned 20,342,074 shares of common stock as of December 31, 2018, with sole voting power over 19,266,693 shares, shared voting power over 0 shares, sole dispositive power over 20,342,074 shares and shared dispositive power over 0 shares.
(16)	Based upon information contained in the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 11, 2019, Vanguard beneficially owned 20,234,530 shares of common stock as of December 31, 2018, with sole voting power over 107,214 shares, shared voting power over 35,197 shares, sole dispositive power over 20,114,306 shares and shared dispositive power over 120,224 shares.

24

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Qualifications and Business Experience

Executive Officers

The following provides certain business experience for the past five (5) years with respect to individuals who serve as our executive officers. Information concerning the business experience of Mr. Kopnisky, who serves as our CEO and President, is provided in “Proposal I – Election of Directors,” above.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Name	Age	Positions Held With Sterling Bancorp
Luis Massiani	42	Senior Executive Vice President and Chief Financial Officer
Rodney Whitwell	60	Senior Executive Vice President and Chief Administrative Officer
Michael E. Finn	54	Senior Executive Vice President, Chief Risk Officer
Thomas X. Geisel	57	Senior Executive Vice President, Corporate Banking President

Luis Massiani currently serves as Senior Executive Vice President (since October 2014) and Chief Financial Officer of the Company and the Bank. Mr. Massiani was appointed as Executive Vice President and Chief Financial Officer at Legacy Provident NY Bancorp and Legacy Provident Bank effective December 2012. Prior to that Mr. Massiani was Director of the Investment Banking Department of Credit Suisse Securities (USA) LLC. Prior to joining Credit Suisse in May 2011, Mr. Massiani served first as Vice President, then later as a Director, of the investment banking department of Citadel Securities LLC, from September 2009.

Rodney Whitwell currently serves as Senior Executive Vice President (since October 2014) and Chief Administrative Officer (since July 2017) of the Company and the Bank. Mr. Whitwell served as Chief Operating Officer of the Company and Bank from June 2015 to July 2017, and also served as Chief Risk Officer of the Bank from November 2013 through June 2015. Mr. Whitwell was appointed as Executive Vice President and named Chief Operating Officer of Legacy Provident Bank and Legacy Provident in November of 2011. Mr. Whitwell has over thirty-one (31) years of leadership experience in financial services. Prior to joining Provident Bank, Mr. Whitwell was Principal at Mercatus LLC, a national financial services consulting and investing firm, from 2010 to 2011.

Michael E. Finn currently serves as Senior Executive Vice President (since July 2017) and Chief Risk Officer (since June 2015) of the Company and the Bank. Mr. Finn was appointed Executive Vice President, Chief Risk Officer of HV Bank in January 2014. From August 2011 to December 2013, Mr. Finn served as Senior Advisor to the Deputy Comptroller of the Office of the Comptroller of the Currency. From September 2004 to August 2011, Mr. Finn served as a Regional Director for the Office of Thrift Supervision.

Thomas X. Geisel currently serves as Senior Executive Vice President, Corporate Banking President (since March 2018) of the Company and the Bank. Mr. Geisel previously served as Executive Vice President and President of Specialty Lending since March 2015, and he served as a consultant to the Company for special projects prior to that beginning in June 2014. Mr. Geisel served as the Managing Partner of Templar Ventures LLC, a New Jersey-based merchant bank from 2013 to 2015. He served as President and Chief Executive Officer of Sun Bancorp Inc. and Sun National Bank from 2008 to 2013.

25

CORPORATE GOVERNANCE AND RELATED MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, Directors and beneficial owners of greater than 10% of our outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, Director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company’s review of ownership reports required to be filed for 2018, no executive officer, Director or 10% beneficial owner of the Company’s shares of common stock failed to file ownership reporting on a timely basis, except for the following: (i) one Form 4 by Mr. Kopnisky for the payment of tax liability for the vesting of a restricted stock award; (ii) one Form 4 by Mr. Michael Finn for the payment of tax liability for the vesting of a restricted stock award; (iii) one Form 4 for Mr. Brian Edwards for the payment of tax liability for the vesting of a restricted stock award: (iv) one Form 4 for Mr. Javier Evans for the payment of tax liability for the vesting of a restricted stock award; (v) one Form 4 each for Mr. Cahill, Ms. Djonovic, Mr. Ferrer, Mr. Giambrone, Mr. Landy, Mr. Lazar, Ms. Mitchell, Ms. Nazemetz, Mr. Palleschi, Mr. Steinberg and Mr. Whiston, for the issuance of a compensatory award for director services rendered in 2018.

CORPORATE GOVERNANCE AND RELATED MATTERS

Code of Ethics

Sterling has adopted a Code of Ethics that is designed to uphold the highest standards of ethics, professionalism, fairness, honesty and respect. The Code of Ethics is applicable to Sterling’s directors and employees, including the Company’s principal executive officer, principal financial and accounting officer, chief risk officer and all officers performing similar functions. The Code of Ethics addresses conflicts of interest, the treatment of confidential information and compliance with applicable laws, rules and regulations. The Code of Ethics is available on the Company’s Internet website at www.sterlingbancorp.com under the headings “Corporate Governance” and “Governance Documents.” Amendments to and waivers of the Code, as applicable, are disclosed on the Company’s website.

Attendance at Annual Meetings of Stockholders

Sterling does not have a policy regarding director attendance at Annual Meetings of stockholders. All of our directors at the time of the meeting attended, either in person or by phone, the prior year’s Annual Meeting.

Meetings and Committees of the Board

The business of the Board is conducted at regular and special meetings of the Board and its committees. In addition, the independent members of the Board meet in executive session periodically. The Chairman of the Nominating and Corporate Governance Committee presides over all executive sessions. During 2018, the Board held eight (8) regular meetings and two (2) special meetings. No member of the Board or any committee thereof attended less than 75% of the aggregate meetings of the Board and the committees of which he or she is a member.

BOARD AND COMMITTEE MEETINGS
Board or Committee	Number of Meetings Held
Board of Directors	10
Executive Committee	1
Nominating and Corporate Governance Committee	3
Audit Committee	8
Compensation Committee	6
Enterprise Risk Committee	5
Credit Risk Subcommittee	4

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Copies of Sterling’s Corporate Governance Guidelines, Code of Ethics and the charters of each standing committee adopted by the Board are available on the Company’s Internet website (www.sterlingbancorp.com) under the heading “Governance Documents.” During 2018, our Board committees consisted of the following:

Executive Committee. The Executive Committee currently consists of Chairman O’Toole, who also serves as Chairman of the Executive Committee, President, CEO and Director Kopnisky, and Directors Cahill, and Steinberg. James Deutsch served on the Executive Committee until his resignation from the Board of Directors on December 31, 2018. The Executive Committee meets to review significant matters that may be brought to the full Board. The Executive Committee is empowered to act on behalf of the full Board, with certain limitations, in the event action is deemed necessary prior to a meeting of the full Board. The Executive Committee may also consider topics of importance to the organization that are not within the scope of other committees in order to provide a working forum in which to consider the matters. Matters reviewed by the Executive Committee are reported to the full Board at its next meeting. The Executive Committee met one (1) time during 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors Cahill, who serves as Chairman, Ferrer, O’Toole and Palleschi. James Deutsch served on the Nominating and Corporate Governance Committee until his resignation from the Board of Directors on December 31, 2018. All members of the Nominating and Corporate Governance Committee are independent. The Nominating and Corporate Governance Committee met three (3) times during 2018.

As more fully described in the Nominating and Corporate Governance Committee Charter, the duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things, the periodic review of the size, structure and composition of the Board and making recommendations for change, when appropriate, establishing procedures for evaluating the Board, reviewing Board policies, reviewing and evaluating Board compensation and recommending changes thereto, reviewing the Certificate of Incorporation and Bylaws, reviewing and approving related-party transactions, reviewing the Company’s Insider Trading Policy and establishing and recommending to the Board the stock ownership guidelines for directors and management.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.

Current members of the Board with skills and experience that are relevant to Sterling’s business and who are willing to continue Board service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective through new Board members. If there is a vacancy on the Board because any member of the Board does not wish to continue in service, if a director meets the required retirement age, or if it is decided not to re-nominate a director for re-election, the Nominating and Corporate Governance Committee determines the desired skills and experience of a new nominee, solicits suggestions for director candidates from all Board members, and may engage in other search activities (which activities may be conducted through a sub-committee). Criteria identified by the Board from time to time include factors relative to the overall composition of the Board and such other factors as the Nominating and Corporate Governance Committee deems appropriate, such as a potential candidate’s business experience, specific areas of expertise, skills, background and independence consistent with the Company’s Corporate Governance Guidelines and applicable NYSE rules. When identifying nominees to serve as a director, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of background, skills and experience with respect to accounting and finance, information technology, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, knowledge of the community served, experience in identifying and solving for risks associated with financial institutions and corporate governance.

Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Sterling, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating and Corporate Governance Committee will consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for Sterling.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 21 Scarsdale Road, Yonkers, New York 10707. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the mailing of our proxy materials for the preceding year’s Annual Meeting. The submission must include the following:

➢	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

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CORPORATE GOVERNANCE AND RELATED MATTERS

➢	The name and address of the stockholder as such information appears on Sterling’s books, and the number of shares of Sterling’s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

➢	The name, address and contact information for the candidate, and the number of shares of common stock of Sterling that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

➢	A statement of the candidate’s business and educational experience;

➢	Such other information regarding the candidate as would be required to be included in the Company’s Proxy Statement pursuant to SEC Regulation 14A;

➢	A statement detailing any relationship between the candidate and any client, supplier or competitor of the Company or its affiliates;

➢	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

➢	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting must comply with the procedural and informational requirements described in “Advance Notice of Business to be conducted at an Annual Meeting,” below.

Audit Committee. The Audit Committee currently consists of Directors Steinberg, who serves as Chairman, Djonovic, Giambrone and Lazar. Director Lazar will step down effective upon his retirement at the Company’s 2019 annual stockholders meeting. The Company’s Chairman will appoint an additional director to serve on the Audit Committee who possesses the required financial and audit skills while remaining within the NYSE requirements. All Audit Committee members are independent. The Board has determined that each member is financially literate and has determined that Director Steinberg qualifies as an “audit committee financial expert” as defined under SEC rules and regulations by virtue of his background and experience. Director Steinberg also qualifies as a financial expert in accordance with the listing standards of the NYSE applicable to Audit Committee members. Each member of the Audit Committee is “independent” as defined by Rule 10A-3 of the Exchange Act and in accordance with the listing standards of the NYSE.

As more fully described in the Audit Committee Charter, the duties and responsibilities of the Audit Committee include, among other things:

➢	Appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services;

➢	Preapproval of all auditing services and permitted non-audit services (including the fees and terms thereof);

➢	Review and discussion with management and the independent registered public accounting firm of the audited financial statements, quarterly financial statements and earnings press releases;

➢	Discussion with the independent registered public accounting firm, of the matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standards, including Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit;

➢	Annual evaluation of the independent registered public accounting firm’s internal quality control procedures, qualifications, performance and independence;

➢	Oversight of the internal audit function (including reviewing and approving the audit plan, monitoring corrective actions, and reviewing and recommending modifications to policies governing the Internal Audit Department);

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CORPORATE GOVERNANCE AND RELATED MATTERS

➢	Review with management of the Company’s compliance program for compliance with laws and regulations; and

➢	Conduct of an annual performance evaluation of the Audit Committee and annual review and reassessment of the adequacy of the Audit Committee charter.

In addition, the Audit Committee meets with our internal Chief Auditor to review the results of audits of specific areas on a quarterly basis. The Audit Committee met eight (8) times during 2018.

Compensation Committee. The Compensation Committee currently consists of Directors O’Toole, who serves as Chairman, Cahill, Mitchell, Nazemetz, Palleschi and Steinberg, each of whom is independent. As more fully described in the Compensation Committee’s Charter, the duties and responsibilities of the Compensation Committee include, among other things, determining the salaries of the President and CEO and all executive officers, as well as for succession planning and approving new appointments to the executive staff. The Compensation Committee also determines annual cash incentive payments to the President and CEO and other executive officers in accordance with the terms of the STI Plan (as defined herein). Determinations with respect to grants under stock benefit plans are made by members of the Compensation Committee who are considered “disinterested” for purposes of Section 162(m) of the Internal Revenue Code (prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”) changes thereto). The Compensation Committee met six (6) times during 2018.

Enterprise Risk Committee. The Enterprise Risk Committee currently consists of Directors Whiston, who serves as Chairman, Ferrer, Giambrone, Kopnisky, Landy, Lazar and Mitchell. Director Whiston was appointed Chairman of the Enterprise Risk Committee, effective December 31, 2018, upon the resignation of James Deutsch from the Board who served as the Chairman of the Enterprise Risk Committee until that point. Director Lazar will step down effective upon his retirement at the Company’s 2019 annual stockholders meeting. The Enterprise Risk Committee’s responsibilities include overseeing all aspects of enterprise risk management including cyber security. The Enterprise Risk Committee assists the Board and oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk. The Enterprise Risk Committee met five (5) times during 2018.

Credit Risk Subcommittee. The Enterprise Risk Committee has a Credit Risk Subcommittee that oversees the Bank’s lending activities including, but not limited to, (i) overseeing the efforts of Bank management to maintain appropriate risk/reward metrics within the loan portfolio, (ii) reviewing with management trends in loan portfolio performance, and (iii) reviewing certain audits and regulatory examinations with respect to the Bank’s loan portfolio. The Enterprise Risk Committee resolved that the Credit Risk Subcommittee consists of Directors Landy, who serves as Chairman, Ferrer, Kopnisky, Whiston and Lazar. Mr. Deutsch served on the Credit Risk Subcommittee until his resignation in December 2018, and Director Lazar will step down effective upon his retirement at the Company’s 2019 annual stockholders meeting. The Credit Risk Subcommittee met four (4) times during 2018.

CURRENT COMMITTEE COMPOSITION
	Executive Committee	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee	Enterprise Risk Committee	Credit Risk Subcommittee
John P. Cahill	¶	C		¶
Navy E. Djonovic			¶
Fernando Ferrer		¶			¶	¶
Robert Giambrone			¶		¶
Jack Kopnisky	¶				¶	¶
James J. Landy					¶	C
Robert W. Lazar			¶		¶	¶
Patricia M. Nazemetz				¶
Richard O’Toole	C	¶		C
Ralph F. Palleschi		¶		¶
Burt Steinberg	¶		C*	¶
William E. Whiston					C	¶

¶	Member
C	Chair
*	Audit Committee Financial Expert

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CORPORATE GOVERNANCE AND RELATED MATTERS

Audit Committee Report

The Audit Committee provides oversight of the Company’s financial reporting process on behalf of the Board. Management bears primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles.

As part of its ongoing activities, the Audit Committee has:

➢	Reviewed and discussed with management the Company’s audited consolidated financial statements for 2018;

➢	Discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees; and

➢	Received the written disclosures and the letter from the independent registered public accounting firm pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence as currently in effect and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 1, 2019.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Sterling specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Burt Steinberg, Chairman

Navy E. Djonovic

Robert Giambrone

Robert W. Lazar

Communications with the Board

All interested parties who wish to contact our Board or an individual director may do so by writing to: Board of Directors, Sterling Bancorp, 21 Scarsdale Road, Yonkers, New York 10707, Attention: CEO or Corporate Secretary. Interested parties who wish to communicate directly with the presiding director of Board executive sessions or with the Company’s non-management directors as a group may do so by writing to the address directly listed above, but by addressing such communication to the Chairman of the Nominating and Corporate Governance Committee. The letter should indicate if the author is a stockholder of Sterling, and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The President and CEO, however, may directly respond at his discretion. If appropriate, the Corporate Secretary may (1) handle an inquiry directly, or (2) forward a communication for response by another employee of Sterling. A copy of any such communication and response is forwarded to the Board at the next available Board meeting. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Board Leadership Structure

The Board has reviewed the current Board leadership structure of the Company, the Bank and all affiliates, which consists of a separate Chairman of the Board and a President/CEO. The Chairman of the Board performs all duties and has all powers which are commonly incident to the office of Chairman of the Board or which are delegated to him by the Board, including presiding at all meetings of the stockholders and all meetings of the Board. The President and CEO has responsibility for the management and control of the business and affairs of the Company and has general supervision of all of the officers (other than the Chairman of the Board), employees and agents of the Company. The Board believes that separating the roles enhance both the independence of the Board and its effectiveness in discharging its responsibilities and that this procedure is currently the most appropriate Board leadership structure for the Company.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Board’s Role in Risk Oversight

The Board oversees the Company’s risk profile and management’s processes for assessing and managing risk, both as a whole Board and through its committees. In general, the following Board committees oversee the described risks:

➢	The Enterprise Risk Committee has primary oversight responsibility for all aspects of the enterprise-wide risk management as described in more detail below. The Enterprise Risk Committee includes a Credit Risk Subcommittee which has oversight responsibility of the Bank’s lending activities.

➢	The Audit Committee has primary oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting, as well as its financial statements.

➢	The Compensation Committee has oversight responsibility of risks related to the Company’s compensation policies and practices, including ensuring compensation programs do not encourage unnecessary or excessive risk-taking.

The Enterprise Risk Committee oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk, including (a) credit risk, (b) interest rate risk, (c) liquidity, (d) price or market risk, (e) operational risk, (f) compliance/regulatory/legal risk, (g) strategic risk and (h) reputation risk. In such capacity, the Enterprise Risk Committee is responsible for, among other things, overseeing the efforts of management in: (i) fostering the establishment and maintenance of an effective risk management culture, (ii) assisting the Board in the adoption of a risk tolerance statement and an overall risk management policy, (iii) adopting a capital plan and establishing capital levels to ensure the safe and sound operation of the Company, (iv) monitoring the processes for identifying and monitoring significant risk, the aggregate risk exposures and concentrations of risk, (v) approving and monitoring acceptable levels of risk tolerance which are consistent with the Board’s agreed risk to tolerance, (vi) receiving regular reports from members of senior management on areas of material risk and (vii) facilitating the education of the full Board, as necessary, with respect to any pertinent risk topics.

In conjunction with the Enterprise Risk Committee, on a quarterly basis, the Chief Risk Officer presents a consolidated Risk Assessment Report to the Board covering credit risk, market and capital risk, operational and IT controls, information security, cybersecurity and strategic risks. The Board and its committees also review policies and guidelines that senior management uses to manage the Company’s exposure to risk.

The Company is organized to promote a strong risk awareness and management culture through the Company’s Risk Management and Oversight Program which includes three lines of defense: (1) executive management is responsible for establishing policies, procedures and controls and are accountable for monitoring and enforcing risk for each specialty line of business; (2) independent risk management is responsible for setting minimum controls and methodologies to identify and manage risks and establishing overall risk management strategies and policies and setting minimum controls and methodologies to manage risk across lines of business; and (3) the Company’s internal audit which periodically assesses the effectiveness of the internal controls. The Audit Committee reviews the effectiveness of systems for internal control, risk management and compliance with financial services legislation and regulation.

In particular, information security is a significant operational risk for financial institutions such as us, and includes the risk of losses resulting from cyber attacks. In light of that risk, our Board is actively engaged in the oversight of our Company’s information security risk management and cyber defense programs. The Enterprise Risk Committee oversees the Company’s cybersecurity controls and provides regular updates to the Board on cybersecurity matters. The Board also receives periodic briefings on cyber threats in order to enhance our directors’ literacy on cyber issues.

We continuously develop and enhance controls, processes and systems to identify and protect our networks, computers, systems, and data from attacks or unauthorized access, alteration or destruction of confidential information through our Cyber and Information Security Program. The Company-wide program was created based on guidance provided by federally developed programs and meets regulatory standards. This program includes comprehensive due diligence and ongoing oversight of third-party relationships, including vendors. Through this proactive program, the Company is able to respond to potential threats before developing into serious loss scenarios. The Board receives updates about the results of periodic exercises and response readiness assessments led by outside advisors who provide a third-party independent assessment of our technical program and our internal response preparedness.

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CORPORATE GOVERNANCE AND RELATED MATTERS

The Compensation Committee also monitors, on an ongoing basis, our compensation policies and programs. We design such compensation practices to support a strong risk management culture while also rewarding long-term value. Each year, management undertakes a review of the Company’s various compensation programs to assess the risks arising from our compensation policies and practices and ensure such practices do not encourage unnecessary or excessive risk-taking. Management presents these risk assessments to the Compensation Committee. The risk assessments have included a review of the design features of the Company’s compensation programs, the process to determine compensation pools and awards for employees and an analysis of how those features could directly or indirectly encourage or mitigate risk-taking. As part of the risk assessments, it has been noted that the Company’s compensation plans allow for discretionary negative adjustments to the ultimate outcomes, which serves to mitigate risk-taking.

Board Evaluation

Sterling believes in the strength of each of the appointed directors. To retain the effective functionality of the Board and ensure the appropriate levels of oversight for the Company, each member performs a self-evaluation and an evaluation of peers. The formal portion of the process is overseen by the Nominating and Corporate Governance Committee and conducted through the Office of the General Counsel. Responses collected from the evaluations are reviewed by the Chairman of the Board, Chairman of the Nominating and Corporate Governance Committee and General Counsel and strategies are discussed to address the concerns raised by the Board.

In addition to the formal evaluation process, discussions occur throughout the year with the Board and committee members. The consistent communication can be seen through the one on one discussions held with the Chairman of the Board and/or the Chairman of the Nominating and Corporate Governance Committee as well as through executive sessions conducted at the Board and committee meetings without members of management being present.

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CORPORATE SOCIAL RESPONSIBILITY

CORPORATE SOCIAL RESPONSIBILITY

We understand that it is important to our stockholders that we conduct our business in a sustainable manner through our actions and interactions with our clients, colleagues and within the communities we support. We aim to integrate corporate social responsibility into all the Company does, and our Board monitors and considers corporate social responsibility in making decisions. The Company, through the Bank, is invested in the success of the communities where our clients live, work and do business.

Community Service

➢	We measure success not only in financial terms, but also in our ongoing support of the communities in the markets we serve.

➢	The Company’s affiliate organization, Sterling National Charitable Foundation (the “Foundation”), provides outreach to the population in the communities we serve by supporting not-for-profit organizations that share our vision to empower individuals and families through education. During 2018, the Foundation served individuals in underserved communities by granting over $1.1 million in support through the work of 80 charitable organizations with a focus on education and community development programs. Additionally, the Foundation’s support of these organizations helps adults and families in low-income areas to focus on job growth. The organizations that we support are located throughout Sterling’s financial center footprint in areas in the lower Hudson Valley, Bronx, Long Island and New Jersey.

➢	The vision to serve those in our local communities is spread not only through the mission of the Foundation, but also through the countless hours our Board and colleagues have contributed through volunteering their time with organizations that continue to make an impact on the lives of those communities in need. Our colleagues participate in volunteering initiatives through our partnership with organizations such as Junior Achievement and Habitat for Humanity. Hundreds of volunteer hours are spent assisting those in our local communities by teaching financial literacy in schools, providing job skills training and mentoring as well as helping build new homes for families. This year will bring new opportunities for our colleagues to continue to give back to the community through our service and support.

Commitment to Safeguarding Client Data

➢	Sterling maintains a highly efficient and effective operations and risk management team to provide an in-depth level of protection necessary to ensure the safety of our clients and colleagues while continuing to achieve stockholder value. Knowledge is key to maintaining the risk management and cybersecurity program and staying ahead of new threats; therefore, Sterling has invested the time and effort into continued awareness through educational programs designed for clients and colleagues. Sterling believes it is important for all colleagues to have an understanding of the risks and regulations of security and cyber activities; therefore, it requires all colleagues to participate in on-going training programs throughout the year. Along with this training, Sterling is transparent with colleagues and clients by providing opportunities for awareness shared throughout the Sterling environment and posted on the Bank’s website.

➢	Keeping ahead of the cyber environment requires tenacity and resilience. Our colleagues are continually looking for ways to provide clients with enhanced product offerings while updating our high level of cyber and information security controls to protect the Bank’s data, applications and networks. This level of information security provides protection to our clients’ accounts from unauthorized access and a superior level of client care and support that has been the Company’s cornerstone for success over the past 130 years.

Education and Training

➢	The Company is committed to continually educating our colleagues to ensure efficient and effective operations for our clients. Participation in educational programs is required for our colleagues throughout the year, each with a focus on awareness of key banking regulations and risk prevention activities.

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CORPORATE SOCIAL RESPONSIBILITY

➢	The Company is committed to promoting its culture through programs that build on our five key principals of collaborative communication, including: Lean Six Sigma, Leadership Development, Sterling University and Creative Thinking and Career Management. Internal training programs such as Sterling University and Lean Six Sigma promote Sterling’s commitment to high achievement and accelerated growth while providing the skills necessary for colleagues to advance in their careers. The principles used in Lean Six Sigma effectuate the increase of overall productivity.

➢	Extraordinary Women of Sterling is a program that focuses on the opportunities and challenges facing professional women while providing connections for personal and professional growth. The forum offers opportunities for career advice, mentoring and community involvement.

Environmental Sustainability

➢	Digital technology has been incorporated into our product offerings like online banking which provides clients with more eco-friendly banking.

➢	The Company routinely evaluates and incorporates conservation initiatives, including reducing the volume of paper used, purchasing recycled paper and environmentally-friendly cleaning products and recycling paper.

34

COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Introduction

This Compensation Discussion & Analysis provides detail on the compensation programs for our Chief Executive Officer, Chief Financial Officer, and our three most highly compensated other executives (our NEOs) including the overall objectives of our compensation program, each element of compensation provided, and an explanation of the reasons for the compensation decisions we have made for these individuals with respect to 2018. Our NEOs for 2018 were:

Name	Age	Positions Held With Sterling Bancorp
Jack Kopnisky	63	President and Chief Executive Officer
Luis Massiani	42	Senior Executive Vice President and Chief Financial Officer
Rodney Whitwell	60	Senior Executive Vice President and Chief Administrative Officer
Michael E. Finn	54	Senior Executive Vice President and Chief Risk Officer
Thomas X. Geisel	57	Senior Executive Vice President and Corporate Banking President

Our Strategic Accomplishments

During 2018, we continued executing our strategy of building a high performing regional bank that focuses on serving middle market commercial clients and affluent consumers through a single point of contact, relationship-based model. Our 2018 highlights include the following:

➢	Strong Growth Momentum in 2018. Sterling ended 2018 as a larger, more profitable and more diversified Company. As of December 31, 2018, total assets were $31.4 billion, total gross portfolio loans were $19.2 billion, and total deposits were $21.2 billion. For the year ended December 31, 2018, reported net income available to common stockholders was $439.2 million, or $1.95 per diluted share, compared to net income of $91.0 million, or $0.58 per diluted share for the same period in 2017.

➢	Success of the Astoria Merger and systems integration. During 2018, we consolidated 22 financial center locations and two back office locations, reduced personnel and completed the full conversion of Astoria Bank’s legacy deposit system and now operate on a single, fully-integrated technology platform. Our successful integration of Astoria resulted in significant growth of 42.9% in adjusted earnings per share in 2018 over the prior year.

➢	Rising Adjusted Profitability. The Company’s return on average tangible assets for the year was 1.51% and return on average tangible common equity was 17.87%. This compares to 0.52% and 6.22%, respectively, for 2017. On an adjusted basis, excluding the impact of merger-related expense and other restructuring charges, the Company’s adjusted return on average tangible assets was 1.55% and return on average tangible common equity was 18.29%. This compares to 1.27% and 15.17%, respectively, for 2017.

➢	Sale of Residential Mortgage Loans. Consistent with our strategy to diversify our balance sheet, we announced the sale of approximately $1.6 billion in non-core, residential mortgage loans. The Company substantially completed this transaction in the first quarter of 2019 and used the proceeds from this transaction to reduce wholesale borrowings.

➢	Acquisition of Advantage Funding. Sterling National Bank acquired Advantage Funding Management Co., Inc. (“Advantage Funding”), a leading provider of commercial vehicle and transportation financing services, with total outstanding loans and leases of $457.6 million and a diversified client base across various industry sectors and geographic markets.

➢	Improving Efficiency and Positive Operating Leverage. The Company’s reported operating efficiency ratio was 42.8% for the year ended December 31, 2018, compared to 67.7% for the year ended December 31, 2017. On an adjusted basis, excluding the impact of merger-related expense and other restructuring charges, the Company’s adjusted operating efficiency ratio was 38.8% in 2018 which represented an improvement of 300 basis points over 2017.

➢	Stock Repurchase Program. In the fourth quarter of 2018, the Company increased the amount of shares authorized to be repurchased under the Company’s existing repurchase program to 20.0 million shares. As of December 31, 2018, the Company had repurchased a total of 9,114,771 shares under the repurchase program. In the first quarter of 2019, the Company repurchased an additional 8,002,595 shares. The Company expects to complete the full amount of the repurchase program by June 30, 2019.

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COMPENSATION DISCUSSION & ANALYSIS

Highlights of 2018 Compensation Program and Actions

The Company’s executive compensation program is designed to align total compensation with performance while enabling us to attract, motivate and retain high quality executive management. Our compensation program, and our changes implemented during 2018, continued to focus on performance-based pay that reflects our achievements on an annual basis and our ability to deliver long-term value to our stockholders. We have a balanced approach to total compensation that includes a mix of base/fixed pay and variable/performance-based pay, cash and equity, and short- and long-term incentive compensation. The Compensation Committee regularly reviews the Company’s compensation programs to ensure they are consistent with safe and sound business practices, regulatory requirements, emerging industry trends and stockholder interests.

As a result of a study performed by Meridian Compensation Partners, LLC (“Meridian”), the Compensation Committee approved certain changes to base salary and short-term incentive targets, as well as long-term incentive targets for the CEO and other NEOs to be effective in 2018 and designed to provide a competitive pay structure that better aligns with the Company’s peer group following the recent mergers and related integration. Specifically, since the Company doubled in size, both the Committee and management believed pay should transition in a conservative manner, and that increases to pay should reflect proven performance post integration. Salaries for 2018 and incentive targets were set with a goal to bring pay within market range over two years.

2018 Target Pay Mix

The charts below for Jack Kopnisky and our other NEOs illustrate the target compensation established for 2018, consisting of base salary, target annual incentive awards, and target 2018-2020 Long Term Incentive Plan (“LTIP”) awards consisting of performance shares and restricted stock awards. For 2018, our compensation targets and pay mix were the following:

Performance-Based:	76%	Performance-Based:	61%
Linked to Share Value:	52%	Linked to Share Value:	33%

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COMPENSATION DISCUSSION & ANALYSIS

Governance and Compensation Highlights

On May 22, 2018, upon approval by the stockholders at the 2018 annual meeting, the Company amended and restated its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate provisions requiring cause and a supermajority vote to remove a director. Our Board believes this aligns with recent judicial interpretations of Delaware General Corporation Law and best corporate governance practices.

At the annual meeting on May 22, 2018, fourteen (14) directors were elected to the Board for a one (1) year term. Director James F. Deutsch voluntarily resigned from the Board, effective December 31, 2018, for personal reasons. One member of the Board of Directors, Robert W. Lazar, is retiring from the Board effective at the 2019 annual meeting. The remaining twelve (12) existing members of the Company’s Board will stand for re-election at the Company’s 2019 annual meeting, as well as one (1) new Board nominee, Ms. Mona Aboelnaga Kanaan.

The Compensation Committee continued to maintain the following best practices related to our compensation programs and practices related to the Executive Officers:

➢	Clawback policy
➢	Stock ownership guidelines
➢	Majority (60%) of our long-term/equity incentives are based on future performance
➢	All equity awards have an additional one year holding period
➢	No gross-up provisions on excise taxes paid in connection with a change in control in all employment agreements
➢	Significant focus on performance-based pay
➢	Limited perquisites
➢	Anti-hedging policy
➢	Pledging restriction policy
➢	One year holding period post-vesting for all equity awards
➢	No payment of dividends on performance shares until vesting
➢	Independent compensation consultant

2018 Say-on-Pay Vote

At the Company’s 2018 Annual Meeting, stockholders cast an advisory vote regarding the Company’s executive compensation, or the Say-on-Pay vote; 97.6% of the votes cast on such proposal were voted in favor of the Company’s executive compensation program. Given the significant level of support from the Company’s stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company’s objectives and policies set forth above including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and the Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

Role of the Compensation Committee

The Compensation Committee consists of six (6) members of the Board, each of whom is independent. The Chairman of the Compensation Committee reports on material committee actions at Board meetings.

The Compensation Committee reviews all elements of compensation for the Company’s NEOs, namely its President and CEO, CFO and the three (3) other most highly compensated executive officers. Elements of compensation are reviewed individually and in the aggregate, including a review of base salary, annual cash incentives, total cash compensation, long-term incentives and/or equity awards, total direct compensation, benefits and perquisites. In addition, the Compensation Committee reviews the interplay between pay and performance and considers all elements in the aggregate as part of an executive’s total compensation package, taking into account the corporate goals and objectives. The Compensation Committee reviews its philosophy and executive compensation practices annually.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee’s major duties and responsibilities are the following:

➢	Review overall compensation, benefit and perquisites programs.
➢	Evaluate CEO and other executive officer performance.
➢	Review all aspects of the CEO’s pay program including approval of base salary, annual incentives, equity and benefits.
➢	Review all aspects of the pay programs of the executive officers who report to the CEO.
➢	Assess the risks in connection with the compensation program to ensure executives are not encouraged or rewarded for taking excessive risk.
➢	Award annual cash incentive payments to the NEOs in accordance with the terms of the Executive Officer Short-Term Incentive Plan.
➢	Review, evaluate and, if applicable, approve incentive, equity and executive benefit plans.
➢	Oversee the Company’s compliance with all regulations related to executive compensation.
➢	Review and approve all severance and termination arrangements for executive officers.
➢	Review and approve the CD&A.
➢	Review the overall compensation arrangements to confirm there are no proprietary trading activities.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees consisting of one or more of its members, as the Committee deems appropriate in its sole discretion.

Role of Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, certain members of management are requested to attend meetings and/or provide input to the Compensation Committee. Input may be sought from the CEO, Chief Human Resources Officer (“CHRO”), CFO, Chief Risk Officer (“CRO”), General Counsel (“GC”), Chief Administrative Officer (“CAO”) or others to ensure the Compensation Committee has the information and perspective it requires to carry out its duties.

In particular, the Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals and an annual business plan. In addition, the CEO provides to the Compensation Committee a self-assessment of his annual performance, as well as summaries of executive officer performance and recommendations relating to executive officer compensation, for its review at the end of each year. The CEO is not present when the Compensation Committee discusses his performance and compensation.

The CHRO assists the Compensation Committee on the design, administration and operation of the Company’s compensation programs. The CHRO may be requested, on the Compensation Committee’s behalf, to work with the Compensation Committee’s independent consultant to develop proposals for the Compensation Committee’s consideration. The Compensation Committee also receives updates from the Company’s CRO and CFO throughout the year as appropriate.

Although executives provide insight, suggestions and recommendations, only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management.

Role of the Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. The Compensation Committee also has access to outside legal counsel and other experts as needed. The compensation consultant and other experts serve at the request of the Compensation Committee, which has the power and authority to retain such experts and approve fees and retention terms.

During 2018, the Compensation Committee retained Meridian to serve as independent compensation consultant and to perform the following tasks, among others: conduct a review of the competitiveness and effectiveness of the Company’s executive compensation program relative to market practice, assist in the design of equity-based performance awards, assist with year-end decisions and provide ongoing advice and counsel, as requested. In the event that the Company desires to seek Meridian’s expertise for assistance with other issues not directly related to executive compensation, the Compensation Committee would first approve such activities.

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COMPENSATION DISCUSSION & ANALYSIS

In retaining Meridian, the Compensation Committee determined that, based on the information presented, Meridian was independent and that its engagement did not present any conflicts of interest. In making this determination, the Compensation Committee noted that (a) Meridian provided no other services to the Company other than compensation consulting; (b) no personal or business relationships exist between Meridian and members of the Board or executive officers; (c) Meridian and its consultants do not directly own any shares of the Company’s stock; and (d) Meridian maintains a written policy designed to avoid conflicts of interest that may arise. Meridian also determined that it was independent from the executive officers and confirmed this in a written statement delivered to the Chairman of the Compensation Committee. Based on the above, the Compensation Committee reviewed and concluded that Meridian’s services comply with the standards adopted by the SEC and NYSE regarding compensation advisor independence and conflicts of interest. The Compensation Committee will continue to monitor compliance with these requirements on an ongoing basis.

Executive Compensation Philosophy, Benchmarking and Components

Our executive compensation program is designed to align the interests of our executive officers with stockholders by rewarding performance against pre-established corporate financial goals, strong executive leadership and superior individual performance. By providing annual cash incentives, long-term equity compensation and conservative but competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company’s long-term financial performance, growth, profitability and stockholder value.

The Company’s compensation program provides a significant portion of total compensation based on performance relative to short-term and long-term financial goals and encourages executives to maintain significant stock ownership in the Company. The Compensation Committee reviews at least annually the components of each NEO’s compensation package and targets at least 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

The Compensation Committee regularly assesses the components of the executive compensation program with advice from its independent compensation consultant. Periodically, the independent consultant will conduct a benchmarking study utilizing a peer group of banks of similar asset size, as well as a number of industry survey sources. The purpose of this assessment is to provide market perspective to the Compensation Committee as it sets base salaries and incentive opportunities for the next year. The Compensation Committee believes that periodic monitoring of the Company’s programs and pay decisions, as well as that of its industry and peers, enables it to assess the effectiveness of pay decisions and ensure the executive compensation program meets desired objectives.

In late 2017, Meridian updated the peer group to reflect the Company’s significant growth reflective of the Astoria Merger, resulting in our doubling in size. This peer group was used for fiscal 2018 executive compensation decisions and reflects banks of similar asset size and expanded geographic region: approximately half to 2x the asset size of Sterling in 2018, with a median asset size of $29 billion in assets, positioning the Company at the 50th percentile.

The same peer group was used for 2019 executive and director compensation decisions.

2018 AND 2019 PEER GROUP
Associated Banc-Corp	BankUnited, Inc.	BOK Financial Corporation
Commerce Bancshares, Inc.	Cullen/Frost Bankers, Inc.	F.N.B. Corporation
First Citizens BancShares, Inc.	First Horizon National Corporation	Hancock Holding Company
Investors Bancorp	New York Community Bancorp	People’s United Financial, Inc.
Prosperity Bancshares, Inc.	Signature Bank	Synovus Financial Corp.
Texas Capital Bancshares, Inc.	Valley National Bancorp	Webster Financial Corporation
Wintrust Financial Corporation

Our total compensation program includes the following components:

Component	Objective/Purpose
Base Salary

•      Provide competitive base compensation to recognize executives’ roles, responsibilities, contributions, experience, leadership and performance. Our salaries generally are targeted to be within the range of market median.

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COMPENSATION DISCUSSION & ANALYSIS

Component	Objective/Purpose

•      Represent fixed compensation that is the basis for other compensation elements such as incentive pay.

•      Sufficient to discourage inappropriate risk taking by executives.

•      Actual salaries and increases reflect an executive’s performance, experience and pay level relative to internal and external salary relationships.

Annual Cash Incentive Awards

•      Motivate and reward achievement of specific annual performance goals. We provide competitive compensation when performance goals are achieved and above or below median pay when performance is above or below performance.

•      Align executives with the Company’s strategic plan and critical performance goals. Provide meaningful “pay-at-risk” that is earned each year based on performance. Actual awards vary based on performance.

•      Encourage teamwork and collaboration across the Company.

Equity Compensation/ Long-term Incentives

•      Target long-term incentive opportunities that are competitive with industry practice and norms. Such opportunities reward executives for long-term growth, profitability and creating stockholder value.

•      Align executive and stockholder interests through stock awards which are tied to stock price appreciation.

•      Ensure sound risk management by providing a balanced view of performance and long-term stockholder value.

•      Grant restricted stock to help ensure executives have an ownership/equity interest.

•      Grant performance shares to incentivize executives over multi-year periods.

Benefits and Perquisites	• Provide insurance and retirement security benefits. • Provide limited perquisites to be competitive with industry practice and enable the Company to attract, motivate and retain qualified talent.
Employment Agreements and Severance/Change in Control Benefits	• Be competitive with industry practice. • Protect the executive and the Company in the event of termination. • Retain executives in the event of a change in control.

Executive Compensation Program and Pay Decisions

Consistent with past years, the Company’s total compensation program for 2018 consisted of four (4) main components: base salary, annual cash incentive compensation, long-term incentives/equity compensation and benefits. This section summarizes the programs and our pay decisions for 2018.

Base Salary

The Compensation Committee considered the competitive analysis provided by the independent consultant in 2017 and recommended the following changes to the base salary for Messrs. Kopnisky, Massiani, Whitwell and Geisel, effective January 1, 2018 and Mr. Finn, effective October 1, 2018. The 2018 salary increases were made in recognition of the growth in size of the organization following the Astoria Merger. Following the introduction of the new peer group in 2017, we took a measured approach to base salary with the intention of providing conservative salary increases over a period of time following the merger with Astoria.

Name / Positions	2017 Annualized Base Salary	Increase over 2017 Base Salary	2018 Annualized Base Salary	Percentage Increase
Jack Kopnisky, President and CEO	$800,000	$50,000	$850,000	6.25%
Luis Massiani, SEVP & CFO	500,000	50,000	550,000	10.00%
Rodney Whitwell, SEVP & CAO, formerly COO	400,000	25,000	425,000	6.25%
Michael E. Finn, SEVP & Chief Risk Officer	425,000	75,000	500,000	17.65%
Thomas X. Geisel, SEVP & President of Corporate Banking	425,000	25,000	450,000	5.88%

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COMPENSATION DISCUSSION & ANALYSIS

Annual Cash Incentive Compensation

An important element of our performance-based pay program is our Executive Officer Short-Term Incentive Plan (the “STI Plan”), which includes the participation of officers with the title of Senior Vice President and above. In February 2019, the Compensation Committee awarded annual cash incentive compensation to the NEOs pursuant to the STI Plan based on certain performance goals following the completion of the twelve (12)-month performance period ended December 31, 2018.

Performance Measures

Under the 2015 Omnibus Plan, performance measures are established by the Compensation Committee on an annual basis and are tied specifically to the Company’s strategic plan and financial performance. In setting the NEOs’ awards, the Compensation Committee considered a combination of corporate (earnings per share, available to common stockholders, as adjusted (“EPS”), return on average tangible assets, as adjusted (“ROATA”), business unit and individual performance factors. These factors included a review of the Company’s overall performance relative to its 2018 strategic plan, the individual achievement of each NEO relative to annual goals and the NEO’s overall contribution to the Company. The weights of these factors are summarized in the following table:

	Annual Cash Incentive Weighting of Performance Goals
NEO	Corporate	Business Unit	Individual
CEO	70%	0%	30%
Other NEOs	70%	15%	15%

Each executive, except for our CEO, had business unit performance objectives specific to his or her role. For example, market presidents may have specific loan and deposit target goals while operational manager performance is measured mainly through efficiency and productivity metrics. Individual performance objectives focused on the contribution of the NEO to the successful execution of the Company’s strategic plan in 2018.

The table below outlines the corporate metrics, targets and relative weightings established by the Compensation Committee for the NEOs for the year ended December 31, 2018:

Metric	Weighting	Threshold	Target	Stretch
EPS	50%	$1.78	$1.98	$2.17
ROATA	50%	1.35%	1.50%	1.65%

Performance was assessed after the end of the performance period against the performance objectives. Cash incentive payments based on the Company’s financial performance were made only if one or more financial metrics met or exceeded the thresholds established by the Compensation Committee.

Target Annual Incentive Opportunities

The STI Plan provides annual cash-based incentive opportunities (defined as a percentage of base salary) established by the Compensation Committee for each position based on role, responsibilities and market practice. Potential awards range from 50% of target for threshold performance to a cap of 150% of target for maximum performance. The 2018 annual incentive targets and ranges were the following:

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COMPENSATION DISCUSSION & ANALYSIS

	Annual Cash Incentive as a % of Base Salary
Name/Title	Below Threshold	Threshold (50%)	Target (100%)	Maximum (150%)
Jack Kopnisky, President & CEO	0.0%	50.0%	100.0%	150.0%
Luis Massiani, SEVP & CFO	0.0	37.5	75.0	112.5
Rodney Whitwell, SEVP & CAO, formerly COO	0.0	32.5	65.0	97.5
Michael E. Finn, SEVP & Chief Risk Officer	0.0	32.5	65.0	97.5
Thomas X. Geisel, SEVP & President of Corporate Banking	0.0	37.5	75.0	112.5

For each NEO, the target incentive value was based on base salary earnings for 2018 as follows:

	Annual Incentive Target 2018
Name/Title	Eligible Base Salary Earnings	Target % of Base	Target $ Value
Jack Kopnisky, President & CEO	$850,000	100.0%	$850,000
Luis Massiani, SEVP & CFO	550,000	75.0	412,500
Rodney Whitwell, SEVP & CAO, formerly COO	425,000	65.0	276,250
Michael E. Finn, SEVP & Chief Risk Officer	442,308	65.0	287,500
Thomas X. Geisel, SEVP & President of Corporate Banking	450,000	75.0	337,500

2018 STI Plan Payouts - Corporate Performance Assessment

At the end of the year, the Compensation Committee determined a payout percentage based on the Company’s financial performance, combined with an assessment of individual and business unit performance of the NEO. Based on how the Company performed against both EPS and its goals for ROATA, in addition to taking into consideration the Compensation Committee’s discretionary assessment of the execution of the 2018 strategic plan, the Compensation Committee set the corporate component at 100% of target for Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel (See attached Annex B to this proxy statement for a description of the “As Adjusted” results shown in the table below to our GAAP results for purposes of Regulation G adopted by the SEC.)

	Performance Goals
Measure	Threshold	Target	Stretch	As Adjusted
EPS	$1.78	$1.98	$2.17	$2.00
ROATA	1.35%	1.50%	1.65%	1.55%

2018 STI Plan Payouts - Business Unit and Individual Performance Assessment

As outlined previously, the Company had strong performance in 2018 with substantial growth in earnings and rising profitability. In determining compensation levels, the Compensation Committee reviews each executive’s execution of the Company’s 2018 strategic plan from a corporate, business and individual perspective.

Mr. Kopnisky, our Chief Executive Officer, is evaluated by the Compensation Committee from a discretionary perspective based upon the overall performance of the Company, including its accomplishment of strategic plans, stockholder return and certain material financial results of the Company for 2018.

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COMPENSATION DISCUSSION & ANALYSIS

For our executive officers other than our CEO, the Compensation Committee reviews each executive’s performance relative to corporate, business and individual considerations. Below are the primary factors considered by the Committee when determining payouts for each other NEO:

➢	Mr. Massiani, our Chief Financial Officer, exhibited strong leadership as CFO of the Company, enabling the Company to meet or exceed its growth targets and achieve strong operating results both organically and through acquisitions. Mr. Massiani effectively executed our ongoing balance sheet transition strategy, enhancing our net interest margin, improving our funding and liquidity and increasing long-term profitability. He continues to lead a high performing accounting, treasury and finance team.

➢	Mr. Whitwell, our Chief Administrative Officer, exhibited effectiveness managing human capital and developing programs to transform various revenue generation and support functions across the Company. Mr. Whitwell effectively led the integration planning and execution of the Astoria Merger.

➢	Mr. Finn, our Chief Risk Officer, has developed an effective enterprise risk management organization within the Company. Additionally, he has built a strong leadership team that has the capacity to evolve with the growth and increasing complexity of the Company.

➢	Mr. Geisel, our Corporate Banking President, has focused on growing our commercial businesses, including our diversified commercial asset classes and commercial cash management platform. Mr. Geisel oversees the lending teams that created over $1.6 billion in commercial loan growth in 2018.

Final STI Plan Payouts – 2018

Based on both the above performance measures and the Compensation Committee’s assessment of strategic business unit and individual performance, the 2018 cash incentive payments were awarded as follows relative to the 2018 target value:

Name/Title	2018 Target Value	2018 Cash Incentive Payment
Jack Kopnisky, President & CEO	$850,000	$950,000
Luis Massiani, SEVP & CFO	412,500	450,000
Rodney Whitwell, SEVP & CAO, formerly COO	276,250	300,000
Michael E. Finn, SEVP & Chief Risk Officer	287,500	300,000
Thomas X. Geisel, SEVP & President of Corporate Banking	337,500	300,000

Equity Compensation/Long-Term Incentives

Another key element of executive compensation is the Company’s long-term incentive plan, which provides equity based compensation that supports our goals to provide performance-based compensation that is aligned with our stockholders’ interests and serves as a long-term retention tool for high performing executives. Shares granted as part of the long-term incentive plan are issued from the 2015 Omnibus Plan.

The Company’s annual long-term incentive program includes both an award in performance shares and an award of time-vested stock. Performance shares vest based on adjusted 3-year ROATA and 3-year adjusted EPS growth compared to the KBW Regional Bank Index.  In addition, in order to be eligible to earn an award, two (2) performance hurdles must be achieved (adjusted EPS must be a minimum of $1.70 per share and adjusted ROATA must be a minimum of 1.25% at the end of the performance period). Restricted stock vests ratably over a three (3) year period and is granted based on a holistic assessment of Company, individual performance and qualitative factors as determined by the Compensation Committee. Both awards have an additional one (1) year hold period upon vesting.

The Compensation Committee believes the long-term incentive program reinforces our strong focus on pay for performance and aligns our executives with stockholder interests.  Beginning with grants made in 2019, the Company’s annual long-term incentive program targets 75% of an award in performance shares while 25% of an award consists of time-vested stock.

Performance Shares (75% of target award)

·	Rewards future performance and aligns executive’s interests with shareholders.

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COMPENSATION DISCUSSION & ANALYSIS

·	Performance shares vest based on adjusted 3-year adjusted ROATA and 3-year adjusted EPS growth compared to the KBW Regional Bank Index.

·	Performance above and below the median will be interpolated and range from 50% of the target for achieving the 35th percentile performance relative to the index and a stretch award of 150% of target for achieving 75th percentile or greater relative to the index.

·	In addition, in order to be eligible to earn an award, two (2) performance hurdles must be achieved (adjusted EPS must be a minimum of $1.70 per share and adjusted ROATA must be a minimum of 1.25% at the end of the performance period).

·	One (1) year hold period upon vesting.

Restricted Stock (25% of target award)

·	Granted based on the Committee’s consideration of Company and individual performance for the prior year (i.e., for the 2018 grants, considered performance for 2017); helps support retention and ownership goals.

·	Vests ratably over a three (3)-year period and is granted based on a holistic assessment of Company, individual performance and qualitative factors as determined by the Compensation Committee.

·	One (1)-year hold period upon vesting.

2018 Long-Term Incentive Grants

In 2018, the Company’s annual long-term incentive program targeted 60% of an award in performance shares while 40% of an award consisted of time-vested stock. The restricted stock portion vests ratably over a three (3)-year period and is granted based on a holistic assessment of Company, individual performance and qualitative factors as determined by the Compensation Committee. Both awards have an additional one (1)-year hold period upon vesting.

The Compensation Committee approved the 2018 equity grants summarized below. Performance shares were granted at target as vesting depends on performance for the year ending December 31, 2021. Restricted stock grants were awarded at 150% of target to reflect the Committee’s consideration of Company and individual performance for the prior year (i.e., 2017). For more information on the assumptions used in determining the fair value of these awards, refer to the “Grants of Plan-Based Awards in 2018” table included herein on page 50.

NEO	Restricted Stock(1)	Performance Shares(2)	Total
Jack Kopnisky	$1,121,993	$1,121,993	$2,243,986
Luis Massiani	363,000	363,000	726,000
Rodney Whitwell	203,990	203,990	407,980
Michael E. Finn	203,990	203,990	407,980
Thomas X. Geisel	188,989	188,989	377,978

(1)	Restricted Stock Awards: Fair value is based on the Company’s closing stock price on the date of the grant.
(2)	Performance Awards: Fair value is based on the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718.

Vesting of Fiscal 2016-2018 Performance Share Awards

Our annual long-term incentive program rewards performance using both relative ROATA and relative EPS growth over a three-year cycle. Each year begins a new three-year performance cycle, and performance measures and payout range are established at the beginning of the cycle. The payout for such performance awards can range from 0% to 150% of target based 50% on the Company’s ROATA ranking relative to the KBW Regional Bank Index and based 50% on the Company’s EPS growth ranking relative to the KBW Regional Bank Index. For both the measurement of adjusted ROATA and adjusted EPS growth, the three-year average of each is measured against the three-year index averages.

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COMPENSATION DISCUSSION & ANALYSIS

For each of the fiscal years ended December 31, 2016, 2017, and 2018, the Company had a ROATA of 1.31%, 1.39% and 1.70%, respectively, compared to the index peer group. The percentile rank of the three years (75th percentile) results in a payout of 150% of target.

For each of the fiscal years ended December 31, 2016, 2017 and 2018, the Company had EPS growth of 17.6%, 29.0%, and 39.3%, respectively, compared to the index peer group. The percentile rank of the three years (90th percentile) results in a payout of 150% of target.

The final payout is then calculated based equally on relative ROATA and relative EPS growth:

Measure	Percentile Rank	Payout (% of Target)
Relative EPS Growth	90%	150.0%
Relative ROATA	75%	150.0%
FINAL PAYOUT		150.0%

For purposes of calculating relative adjusted ROATA and adjusted EPS growth, the Compensation Committee utilizes S&P Global Market Intelligence to access the data for the KBW Regional Bank Index.

The final payout of 150% of target resulted in the following shares vesting under the fiscal 2016 performance awards for our NEOs:

Long Term Equity Plan Payout for the Fiscal 2016-2018 Performance Share Awards
	Shares Granted February 2016	Shares Vesting Based on Fiscal 2016- 2018 Performance (at 150.0% of Target)
Jack Kopnisky	50,669	76,003
Luis Massiani	14,251	21,376
Rodney Whitwell	10,292	15,438
Michael E. Finn	7,389	11,083
Thomas X. Geisel	8,445	12,667

Benefits

The Company sponsors a variety of benefit plans for all employees. These benefits include a tax-qualified 401(k) Plan (the “Sterling 401(k) Plan”), a tax qualified defined benefit pension plan, life insurance, and other health and welfare benefits.

The Company also provides certain executive benefits and perquisites that are designed to provide benefits to executives to address tax code limitations. The Company’s policy on benefits has been to provide benefits consistent with market practice.

Benefits and perquisites provided for executives include:

➢	Supplemental Retirement Benefits - The Company provides the CEO with supplemental retirement benefits to make up for benefits that would otherwise be payable under our tax-qualified plans if specified tax code limitations did not apply.

➢	Insurance - The Company provides the CEO with supplemental long-term disability insurance, long-term care insurance and life insurance.

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COMPENSATION DISCUSSION & ANALYSIS

➢	Perquisites - The Company does not provide significant perquisites or personal benefits to its executives. In addition, the Company has eliminated vehicles that had previously served as modest perquisites.

Other Matters

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee takes into account the various tax and accounting implications of compensation and benefit vehicles utilized by the Company.

➢	The Company expenses all restricted stock awards and stock option grants in accordance with the FASB Accounting Standards Codification Topic 718 - Compensation - Stock Compensation.

➢	Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deduction for compensation paid to each of the CEO and the next three (3) most highly compensated executive officers (excluding the principal financial officer) (“Covered Employees”) to $1,000,000. Prior to the TCJA, this deduction limitation did not apply to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by the stockholders. Our stockholders have approved the 2015 Omnibus Plan, which is designed to allow the deduction as an expense on behalf of the Company for income realized by the participant upon the payment of performance-based compensation awards and income realized on the exercise of nonqualified stock options. Generally, the Compensation Committee strives to maximize the Company’s federal income tax deductions for compensation expense. Nonetheless, prior to the TCJA the Compensation Committee believed that there were circumstances in which the provision of compensation that was not fully deductible may be more consistent with its compensation philosophy and objectives and may be in the best interests of the Company and its stockholders. The Compensation Committee’s ability to retain flexibility in this regard may, in certain circumstances, have outweighed the advantages of qualifying certain compensation as deductible under Section 162(m). For taxable years beginning after December 31, 2017, the TCJA eliminated the deduction for qualified performance-based compensation, with the exception that qualified performance-based compensation paid in taxable years beginning after December 31, 2017 will continue to be deductible if paid pursuant to written binding contracts in effect on November 2, 2017, that are not materially modified on or after November 2, 2017. In addition, the TCJA expanded the definition of Covered Employees for taxable years beginning after December 31, 2017, to include employees who are the principal executive officer and principal financial officer at any time during the tax year in addition to the next three (3) most highly compensated executive officers who are required to be reported on the Company’s proxy, as well as any employee who was/is a Covered Employee for any taxable year beginning after December 31, 2016.

Adjustment or Recovery of Awards

Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirements based upon a judicial determination of misconduct, the CEO and the CFO must reimburse the Company for:

➢	Any bonus or other incentive-based or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document; and

➢	Any profits realized from the sale of Company securities during the twelve (12) month period.

The Company also maintains a clawback policy which provides that, in the event that the Company is required to prepare an accounting restatement, each executive officer shall reimburse the Company for part or the entire incentive award made to such executive officer on the basis of having met or exceeded specific targets for the performance periods subject to the restatement.  For purposes of this policy, (i) the term “incentive awards” means awards under the Company’s 2015 Omnibus Plan and equity awards, the amount of which is determined in whole or in part upon specific performance targets relating to the financial results of the Company; and (ii) the term “executive officer” means any individual who is a current or former officer of the Bank within the meaning of Section 16(a) of the Exchange Act and Rule 16a-1(f). The Company may seek to reclaim incentive awards within a three (3)-year period of the incentive payout.

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COMPENSATION DISCUSSION & ANALYSIS

Consideration of Prior Amounts Realized

In furtherance of the Company’s strategy of emphasizing rewards for future superior performance, prior compensation outcomes, including stock compensation gains, are generally not considered in setting future compensation levels.

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee has concluded that NEOs and Board members should own a significant amount of the Company’s stock. Any person nominated, appointed or elected to the Board, in order to qualify as such, must own and thereafter continue to hold, at least 500 shares of the Company’s common stock from the time of first appointment or election to the Board. In addition, the following individuals must own the number of shares stated below:

STOCK OWNERSHIP GUIDELINES
	Lesser of
Position	Multiple of Salary/Retainer	# of Shares
CEO	6x Base Salary	300,000
Other NEOs	2x Base Salary	40,000
Directors	5x Board Retainer	20,000

The period to achieve compliance is five (5) years from the day of first appointment to the Board or NEO position, unless approved otherwise by the Nominating and Corporate Governance Committee, which monitors ownership levels and compliance on an annual basis. Below is a summary of shares that qualify for the ownership requirements described above (unexercised stock options are excluded):

➢	Beneficially owned shares that the individual owns or over which he or she has voting power, including the power to vote (including restricted shares), or can direct the voting and/or investment power, including the power to dispose or to direct the disposition.

➢	Shares owned by an individual in the Company’s benefit plans (e.g., Sterling 401(k) Plan).

➢	Shares held by an investor in the Company for which a Board member serves as a designee.

NEOs and Board members are expected to hold 75% of any net shares received through compensatory equity based grants until the ownership guidelines are achieved. Once a NEO or Board member achieves the ownership requirement, he/she is no longer restricted by this holding requirement; provided his/her total stock ownership level does not fall below the ownership guidelines. As of April 5, 2019, each of our NEOs and Board members met the applicable stock ownership guidelines.

Anti-Hedging and Pledging Restriction Policy

The Company discourages the practices of hedging and/or pledging of Company common stock by officers and directors, and has policies relating to such practices. Pursuant to the Company’s insider trading policy and stock ownership guidelines, officers and directors of the Company are prohibited from engaging in any hedging transactions (which include short sale transactions, purchases of Company common stock on margin, and buying or selling any puts, calls or other options that have the effect of reducing the economic exposure to the shares of common stock). In addition, officers and directors are encouraged to restrict their pledging company securities as collateral for margin purchases or a loan. The Nominating and Corporate Governance Committee may, however, make any exception for this pledging limitation if good cause is shown.

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COMPENSATION DISCUSSION & ANALYSIS

Employment Arrangements

The Company and the Bank have entered into employment arrangements with all NEOs. On April 3, 2019, the Company entered into amended and restated employment agreements with all of the executive officers, effective as of January 1, 2019, including Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel. Such employment arrangements do not contain evergreen provisions nor Code Section 280G and 4999 golden parachute tax gross-up provisions. Additionally, we do not provide for the acceleration of vesting of stock options or restricted shares as a single trigger provision for potential payments upon a change in control. For a discussion of employment terms, see “Employment-Related Agreements and Potential Payments Upon Termination or Change in Control.”

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers, including the NEOs. Although management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of the CD&A, the Compensation Committee has reviewed and discussed the CD&A with management and is satisfied it represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation. Based on this review and discussion with management, we recommend to the Board that the CD&A be included in this Proxy Statement for filing with the SEC.

Richard O’Toole, Committee Chair

John Cahill

Maureen Mitchell

Patricia M. Nazemetz

Ralph F. Palleschi

Burt Steinberg

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or has been during the last completed year, an officer or employee of the Company or an officer or employee of any Company subsidiary. During 2018, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of another entity whose executive officer(s) served on the Compensation Committee or Board of the Company.

Compensation Practice and Risk

The Compensation Committee considers annually, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. The goal of the Compensation Committee is to establish a compensation program designed to encourage prudent risk management and discourage inappropriate risk-taking by granting a diverse portfolio of compensation to the NEOs and other executive officers that is expected to reward the creation of stockholder value over time. To help achieve this goal, the Compensation Committee considers the risk profile of the primary compensation elements. The Compensation Committee believes that because the base salaries of the NEOs and other executive officers are fixed in amount they do not encourage inappropriate risk-taking. In addition, a significant proportion of compensation provided to the NEOs and other executive officers is in the form of equity awards that have performance and retention features that extend over a period of years. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price and other stockholder friendly measures (i.e., ROATA or EPS growth) and are subject to long-term vesting schedules to help ensure that the NEOs and other executive officers have significant value tied to long-term stock price performance. In particular, all equity compensation is either based on performance over a three (3)-year period or does not fully time vest for at least a three (3)-year period, which encourages the NEOs and other executive officers to focus on long-term performance in addition to annual results, further reducing risk-taking that is likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge.

In addition, awards under the STI Plan, the Company’s former 2014 Stock Incentive Plan (the “2014 SI Plan”) (which still has awards outstanding even though no new awards are made under this plan) and the 2015 Omnibus Plan are subject to clawback based on certain factors. See “Adjustment or Recovery of Awards” above. Such factors include the outcomes of our risk scorecard. The risk scorecard provides a formal structure to enable the Compensation Committee to systematically assess whether or not to adjust incentive compensation of our NEOs and executive officers in light of negative risk outcomes. Finally, and consistent with our compensation philosophy of rewarding the NEOs and other executive officers based on our long-term success, our Code of Ethics and Insider Trading Policy prohibit all employees, including the NEOs and other executive officers, from speculative trading in our stock.

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COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation

The following table summarizes the compensation paid to our NEOs for fiscal years ended December 31, 2018, 2017 and 2016.

SUMMARY COMPENSATION TABLE
Name and Principal Positions (a)	Period (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)		Non-Equity Incentive Plan Compensation ($) (g)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($) (h)	All Other Compensation ($) (i)(2)	Total ($) (j)
Jack Kopnisky, President and CEO	2018	$850,000	$––	$2,243,986	(3)	$950,000	$––(4)	$241,008	$4,284,994
	2017	800,000	––	1,320,000		1,200,000	9,921	42,354	3,372,276
	2016	800,000	¾	1,100,010		900,000	3,443	57,107	2,860,560
Luis Massiani, Chief Financial Officer	2018	550,000	––	726,000	(3)	450,000	––	81,172	1,807,172
	2017	493,750	––	412,493		555,469	––	13,292	1,475,004
	2016	450,000	¾	375,002		450,000	¾	17,656	1,292,658
Rodney Whitwell, Chief Administrative Officer	2018	425,000	––	407,980	(3)	300,000	––	25,475	1,158,455
	2017	400,000	––	243,753		390,000	––	12,039	1,045,792
	2016	372,917	¾	292,499		240,000	¾	14,672	920,087
Michael E. Finn, Chief Risk Officer	2018	442,308	––	407,980	(3)	300,000	––	16,591	1,166,879
	2017	381,250	––	175,009		371,719	––	11,968	939,946
	2016	350,000	––	174,996		180,000	¾	12,483	717,479
Thomas X. Geisel, President of Corporate Banking(5)	2018	450,000	––	377,978	(3)	300,000	––	16,738	1,144,716

(1)	Annual incentive awards were based on performance for 2018 and paid in February 2019. Potential threshold, target and maximum payouts for these awards are found below in the table “Grants of Plan-Based Awards in 2018.”
(2)	Details of the amounts reported in the “All Other Compensation” column for 2018 are provided in the table below.

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COMPENSATION DISCUSSION & ANALYSIS

ALL OTHER COMPENSATION FOR FISCAL YEAR 2018
Name (a)	401(k) Plan ($) (b)	Contribution on Employee Life and LTD Insurance Benefits ($) (c)	Disability Insurance ($) (d)	Long- term Care ($) (e)	Dividends on Unvested Restricted Stock($) (f)	Perquisites($) (g)	Total ($) (h)
Jack Kopnisky	$12,375	$2,133	$9,525	$2,366	$214,630	¾	$241,008
Luis Massiani	12,362	582	––	––	68,228	––	81,172
Rodney Whitwell	13,087	582	––	––	11,807	––	25,475
Michael E. Finn	12,375	582	––	––	3,634	––	16,591
Thomas X. Geisel	12,721	582	––	––	3,435	––	16,738

Column Notes:

(b) Represents the Company’s contributions to the Sterling 401(k) plan for the NEOs.

(3)	Amounts shown represent the aggregate grant date fair value of both restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares is calculated based upon the probable performance under the awards’ goals, which was target performance achievement. For more information on the assumptions used in determining the fair value of these awards, see note 13 to the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 1, 2019. Additionally, the closing price per share in year 2018 used to calculate the value of restricted stock awards, as well as the grant date fair value amounts of each individual 2018 stock award is found below in the table “Grants of Plan-Based Awards in 2018.”
(4)	Mr. Kopnisky had a negative aggregate earnings for his non-qualified supplemental retirement benefits plan in the amount of $(1,092).
(5)	Mr. Geisel became a named executive officer effective for 2018.

Grants of Plan-Based Awards in 2018

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards during 2018.

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)(3)	(l)(4)
Jack Kopnisky	¾	$425,000	$850,000	$1,275,000	¾	¾	¾	¾	$¾
	2/27/18	¾	¾	¾	¾	¾	¾	47,643(5)	1,121,993
	2/27/18	¾	¾	¾	23,822	47,643	71,465	¾	1,121,993
Luis Massiani	¾	206,250	412,500	618,750	¾	¾	¾	¾	¾
	2/27/18	¾	¾	¾	¾	¾	¾	15,414(5)	363,000
	2/27/18	¾	¾	¾	7,707	15,414	23,121	¾	363,000

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COMPENSATION DISCUSSION & ANALYSIS

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)(3)	(l)(4)
Rodney Whitwell	¾	138,125	276,250	414,375	¾	¾	¾	¾	¾
	2/27/18	¾	¾	¾	––	––	¾	8,662(5)	203,990
	2/27/18	¾	¾	¾	4,331	8,662	12,993	¾	203,990
Michael E. Finn	¾	143,750	287,500	431,250	¾	¾	¾	¾	¾
	2/27/18	¾	¾	¾	¾	¾	¾	8,662(5)	203,990
	2/27/18	¾	¾	¾	4,331	8,662	12,993	¾	203,990
Thomas X. Geisel	2/27/18	168,750	337,500	506,250	––	––	––	8,025(5)	188,989
	2/27/18	––	––	––	4,013	8,025	12,038	––	188,989

(1)	Represents potential annual cash incentive amounts payable pursuant to the STI Plan.
(2)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period.
(3)	Represents the number of restricted stock awards granted.
(4)	Fair value of Restricted Stock and Performance Awards is based on the Company’s closing stock price on the date of the grant. Fair value of performance awards assumes vesting at target.
(5)	This restricted stock award vests annually in three (3) equal installments beginning on February 27, 2019. The closing price of the Company’s common stock on the date of grant was $23.55.

Executive Officer Incentive Plan

Please see the CD&A section titled “Annual Cash Incentive Compensation” for a description of the performance conditions and other material terms of the 2015 Omnibus Plan.

2014 Stock Incentive Plan and 2015 Omnibus Plan

The Company’s stockholders approved the 2015 Omnibus Plan on May 28, 2015. The 2015 Omnibus Plan replaced the 2014 SI Plan, and had a total of 2,800,000 shares of common stock, plus 1,654,318 shares (the number of shares remaining available for grant under the 2014 SI Plan) authorized for issuance upon adoption, for a total of 4,454,318 shares. There were 2,318,950 shares available for future grant as of December 31, 2018. We are currently seeking stockholder approval to increase the shares available for future grant under the 2015 Omnibus Plan to 7,000,000 and effect certain tax related updates to such plan. See Proposal II of this Proxy Statement for a description of the proposed Amended Omnibus Plan. The Company’s 2014 SI Plan was a stockholder-approved plan that permitted the grant of equity awards to its employees for up to 2,796,220 shares of common stock. The Company no longer makes awards under the 2014 SI Plan. Under both the 2015 Omnibus Plan and the 2014 SI Plan, options have up to a ten (10)-year term and may be either non-qualified stock options or incentive stock options. Each option entitles the holder to purchase one (1) share of common stock at an exercise price equal to the fair market value of the stock on the grant date. Employees who retire under circumstances in accordance with the terms of the 2014 SI Plan may be entitled to accelerate the vesting of individual awards, while under the 2015 Omnibus Plan, all of the terms relating to acceleration of award vesting will be set forth in the applicable award agreement. For a further description of the equity awards issued to our NEOs, please see the CD&A section titled “Equity Compensation/Long-Term Incentives.”

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COMPENSATION DISCUSSION & ANALYSIS

Stock Awards and Stock Option Grants Outstanding

The following tables set forth information regarding stock awards and stock options outstanding as of the 2018 year end.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise	Option Expiration	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not
Name (a)	Exercisable (#) (b)	Unexercisable (#) (c)	(#) (d)	Price ($) (e)	Date (f)(1)	(#) (g)(2)	Vested ($) (h)(3)	Vested (#) (i)(4)	Vested ($) (j)(5)
Jack Kopnisky	54,435	¾	¾	$11.36	10/24/2023	¾	¾	¾	¾
	75,000	¾	¾	11.77	11/1/2023	¾	¾	¾	¾
	¾	¾	¾	¾	¾	8,914(6)	$147,170	50,669	$836,545
	¾	¾	¾	¾	¾	16,461(7)	271,771	29,630	489,191
	¾	¾	¾	¾	¾	47,643(8)	786,586	47,643	786,586
Luis Massiani	25,000	¾	¾	9.28	12/5/2022	¾	¾	¾	¾
	21,169	¾	¾	11.36	10/24/2023	¾	¾	¾	¾
	¾	¾	¾	¾	¾	4,047(6)	66,816	14,251	235,284
	¾	¾	¾	¾	¾	5,144(7)	84,927	9,259	152,866
	¾	¾	¾	¾	¾	15,414(8)	254,485	15,414	254,485
Rodney Whitwell	12,000	¾	¾	6.86	8/15/2021	¾	¾	¾	¾
	12,000	¾	¾	8.73	3/27/2022	¾	¾	¾	¾
	14,500	¾	¾	9.00	11/20/2022	¾	¾	¾	¾
	16,028	¾	¾	11.36	10/24/2023	¾	¾	¾	¾
	¾	¾	¾	¾	¾	3,431(6)	56,646	10,292	169,921
	¾	¾	¾	¾	¾	2,675(7)	44,164	6,019	99,374
	¾	¾	¾	¾	¾	8,662(8)	143,010	8,662	143,010
Michael Finn	¾	¾	¾	¾	¾	1,642(6)	27,109	7,389	121,992
	¾	¾	¾	¾	¾	1,921(7)	31,716	4,321	71,340
	¾	¾	¾	¾	¾	8,662(8)	143,010	8,662	143,010
Thomas X. Geisel	¾	¾	¾	¾	¾	1,877(6)	30,989	8,445	139,427
	¾	¾	¾	¾	¾	2,915(7)	48,127	5,247	86,628
	¾	¾	¾	¾	¾	8,025(8)	132,493	8,025	132,493

(1)	Stock options generally expire ten (10) years after the grant date.

(2)	Represents the number of restricted stock awards that were not vested as of December 31, 2018.

(3)	Represents the value of the unvested restricted stock awards based on the Company’s closing stock price on December 31, 2018 of $16.51.

(4)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period. Assumes vesting at target.

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COMPENSATION DISCUSSION & ANALYSIS

(5)	Represents the value of the unvested performance shares based on the Company’s closing stock price on December 31, 2018 of $16.51. For each of our NEOs, the amounts listed include the following:

Amount Includes

Name	Unvested Performance Shares at Target	Performance Period	When Vesting Occurs if Performance Measures are Met
Jack Kopnisky	29,630	2017-2019	After December 31, 2019
	47,643	2018-2020	After December 31, 2020
Luis Massiani	9,259	2017-2019	After December 31, 2019
	15,414	2018-2020	After December 31, 2020
Rodney Whitwell	6,019	2017-2019	After December 31, 2019
	8,662	2018-2020	After December 31, 2020
Michael Finn	4,321	2017-2019	After December 31, 2019
	8,662	2018-2020	After December 31, 2020
Thomas X. Geisel	5,247	2017-2019	After December 31, 2019
	8,025	2018-2020	After December 31, 2020

(6)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 18, 2017.

(7)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 14, 2018.

(8)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 27, 2019.

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COMPENSATION DISCUSSION & ANALYSIS

Options Exercised and Stock Vested

The following table represents the vesting of stock awards for each NEO, on an aggregate basis, during 2018. There were no options exercised by the NEOs during 2018.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1) (b)	Value Realized on Vesting ($)(2) (c)
Jack Kopnisky	¾	¾	210,265	$5,080,497
Luis Massiani	¾	¾	66,786	1,608,514
Rodney Whitwell	¾	¾	4,768	114,374
Michael E. Finn	¾	¾	7,137	168,897
Thomas X. Geisel	––	––	5,834	136,142

(1)	The vested shares reflected in this column are only time-vested restricted stock awards that vested during 2018.

(2)	The value of restricted stock awards realized on vesting is based on the Company’s closing stock price on the vesting dates.

Non-qualified Deferred Compensation for NEOs

The Company maintains its non-qualified supplemental retirement benefits plan (the “SERP”). The purpose of the SERP is to make up for benefits that would otherwise be payable under the Sterling 401(k) Plan. Such compensation includes amounts over the qualified plan compensation limit. Rather than adding a different measure of value, the SERP restores the value executives lose under the plan due to government limitations (described above). The Compensation Committee determines employees that may participate in the SERP. Currently, the CEO is the sole participant in the SERP.

A participant’s supplemental retirement benefit under the SERP is adjusted for deemed earnings at a “default rate,” or, if elected by a participant, based on one or more hypothetical investments in investment options consisting of mutual funds in 2018, that are available under the Sterling 401(k) Plan. The investment in mutual funds earned an average rate of return of -2.26% in 2018.

Supplemental benefits under the SERP are generally paid in cash. All obligations arising under the SERP are payable from the general assets of Sterling, although Sterling has established a rabbi trust to help pay benefits under the SERP. The assets of the trust are at all times subject to the claims of Sterling’s general creditors. It is Sterling’s current policy not to fund the rabbi trust with Company common stock.

The following table sets forth information regarding amounts accrued by the NEOs during 2018 under each defined contribution or other plan that provides for the deferral of compensation on a non-tax qualified basis.

NON-QUALIFIED DEFERRED COMPENSATION
Name (a)	Executive Contributions ($) (b)	Registrant Contributions ($) (c)	Aggregate Earnings ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Period End ($) (f)
Jack Kopnisky	¾	¾	$(1,092)	¾	$47,181

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COMPENSATION DISCUSSION & ANALYSIS

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs. The principal terms of those agreements, each effective as of January 1, 2019 are summarized below. As defined in Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel’s employment agreements, “Cause” means the following: the executive’s failure or refusal to substantially perform his or her duties under the agreement, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of the Company’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the business reputation of the Company or the Bank, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement.

As defined in Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel’s employment agreements, “Good Reason” means the following (without the executive’s consent): (i) a material reduction of any element of compensation and benefits required to be provided to the executive in accordance with any of the provisions of Section 3 of the executive’s employment agreement; (ii) a material adverse change in the executive’s functions, duties or responsibilities with the Company or Bank that would cause the executive’s position to become one of materially lesser responsibility, importance or scope; (iii) the Company requiring the executive to be based at any office or location other than as provided in Section 4 of the executive’s employment agreement resulting in an increase in the executive’s commute of thirty (30) miles or more; or (iv) a material breach of the employment agreement by the Company or the Bank; provided, however, that such breach shall not constitute Good Reason unless the executive provides the Bank with written notice within ninety (90) days after the initial occurrence thereof, the Bank fails to cure the situation within thirty (30) days following notice delivery (or such longer cure period mutually agreed upon), and the executive terminates employment within thirty (30) days after expiration of such cure period if the Bank does not cure.

Jack Kopnisky

Employment Agreement Terms

On April 3, 2019, Mr. Kopnisky’s employment agreement with the Company and the Bank, dated June 20, 2011 and amended as of November 26, 2012, April 3, 2013 and December 8, 2015, was amended and restated, effective as of January 1, 2019.

Mr. Kopnisky’s employment agreement provides for a term ending on December 31, 2021 (unless in the event of a “change in control” (as defined in the employment agreement)). In the event of a “change in control,” the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2021. Mr. Kopnisky’s employment agreement provides for an annual base salary of nine hundred fifty thousand dollars ($950,000) which will be reviewed at least annually for further possible upward adjustment (his base salary shall not be reduced without Mr. Kopnisky’s consent), and a target annual bonus as determined by the Compensation Committee. In addition to an annual salary and bonus, the employment agreement provides that Mr. Kopnisky is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans, supplemental life insurance and supplemental long-term disability and any other employee benefit plans.

Further, in the event of termination for death or disability, the terms of Mr. Kopnisky’s restricted stock awards state that they shall become fully vested; provided, however, that pursuant to the terms of his performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If the Company terminates Mr. Kopnisky without Cause or Mr. Kopnisky voluntarily resigns for Good Reason, then Mr. Kopnisky will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of two (2) times the sum of his annual base salary in effect immediately prior to termination of employment, (ii) the amount of his target bonus for the year of termination, and (iii) monthly payments equal to his monthly premiums for post-employment group health plan continuation coverage under the Company’s group health plan for a period of eighteen (18) months following termination of employment (the “COBRA Payments”).

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COMPENSATION DISCUSSION & ANALYSIS

However, if Mr. Kopnisky is terminated without Cause or resigns for Good Reason on or within twenty-four (24) months following a “change in control,” then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to three (3) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, (ii) the pro-rata amount of his target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank’s vacation policy and (iv) the COBRA Payments. Further, upon such termination within twenty-four (24) months after a change in control, all then-outstanding stock options, and other equity-based awards shall become fully vested; provided, however, that any stock options and other equity-based awards tied to the achievement of one or more performance goals shall be deemed to be fully achieved at target as of the date of Mr. Kopnisky’s termination of employment and such vesting calculated on a pro rata basis.

Under Mr. Kopnisky’s employment agreement, payments and benefits payable in connection with a “change in control” of the Company will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Kopnisky receiving greater compensation and benefits on an after-tax basis.

The employment agreement also provides that, for a period of twelve (12) months following the termination of Mr. Kopnisky’s employment for any reason, he will be restricted from competing with the Company and its affiliates and from soliciting the Company’s and its affiliates’ respective clients or employees. In the event of a change in control, the non-compete provision would not apply. These provisions can be waived with the written consent of the Company. Mr. Kopnisky’s entitlement to any severance payments or benefits is subject to his compliance with these non-solicitation and non-competition requirements.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Kopnisky, our President and CEO, pursuant to Mr. Kopnisky’s employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2018.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination Without Good Reason or Termination With Cause	¾	¾	¾	¾
Termination Without Cause or For Good Reason	$3,400,000	¾	$36,864	$3,436,864
Disability / Death	¾	$2,501,917	¾	2,501,917
Retirement(2)	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	5,100,000(4)	3,020,471	36,864	8,157,335

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.51 per share, which was the closing price of Sterling’s common stock on December 31, 2018.

(2)	Mr. Kopnisky is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Kopnisky would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

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COMPENSATION DISCUSSION & ANALYSIS

(4)	This calculation is based on Mr. Kopnisky’s employment agreement in effect as of December 31, 2018. Under his new employment agreement described above, Mr. Kopnisky would additionally be entitled to the pro-rata amount of his target bonus for the fiscal year of termination.

Luis Massiani

Employment Agreement Terms

On April 3, 2019, Mr. Massiani’s employment agreement with the Company and the Bank, dated November 1, 2013 and amended as of December 8, 2015, was amended and restated, effective as of January 1, 2019.

Mr. Massiani’s employment agreement provides for a term ending on December 31, 2021 (unless in the event of a “change in control” (as defined in the employment agreement)). In the event of a “change in control,” the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2021. Mr. Massiani’s employment agreement provides for an annual base salary of six hundred thousand dollars ($600,000), which will be reviewed at least annually for further possible upward adjustment (his base salary shall not be reduced without Mr. Massiani’s consent), and a target annual bonus as determined by the Compensation Committee of the Board. In addition to an annual salary and bonus, the employment agreement provides that Mr. Massiani is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans and any other employee benefit plans.

To the extent the “change in control” provision of the employment agreement is inapplicable, in the event that the Company terminates Mr. Massiani for Cause, Mr. Massiani resigns from employment with or without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations Termination of employment will not be deemed to be for Cause unless and until there has been delivered to Mr. Massiani a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Massiani and he is given an opportunity, together with his counsel, to be heard before the Board). Further, in the event of termination for death or disability, the terms of Mr. Massiani’s restricted stock awards state that they shall become fully vested.

If the Company terminates Mr. Massiani’s employment without Cause, then Mr. Massiani will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to one (1) year of his base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments.

If the Company terminates Mr. Massiani without Cause or he resigns for Good Reason on or within twenty-four (24) months following a “change in control,” then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash amount equal to three (3)  times the sum of his annual base salary in effect immediately prior to his termination of employment plus three (3) times the amount of his target bonus for the year of termination, (ii) the pro-rata amount of Mr. Massiani’s target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank’s vacation policy, (iv) the COBRA Payments and (v) any unvested long-term incentive award will vest in accordance with the applicable grant or award agreement.

Under the employment agreement, payments and benefits payable in connection with a “change in control” of the Company will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Massiani receiving greater compensation and benefits on an after-tax basis.

Mr. Massiani’s employment agreement also provides that, for a period of twelve (12) months following the termination of his employment for any reason, other than a resignation by Mr. Massiani for good reason prior to a change in control, Mr. Massiani will be restricted from competing with the Company and its affiliates and, while employed for a period of eighteen (18) months following the termination of his employment for any reason, he will be restricted from soliciting the Company’s and its affiliates’ respective clients or employees.

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COMPENSATION DISCUSSION & ANALYSIS

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Massiani, our Senior Executive Vice President & Chief Financial Officer, pursuant to Mr. Massiani’s employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2018.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾	¾	¾	¾
Termination Without Cause	$962,500	¾	$42,529	$1,005,029
Disability / Death	¾	$814,676	¾	814,676
Retirement(2)	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	1,925,000(4)	1,048,864	42,529	$3,016,393

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.51 per share, which was the closing price of Sterling’s common stock on December 31, 2018.

(2)	Mr. Massiani is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Massiani would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(4)	This calculation is based on Mr. Massiani’s employment agreement in effect as of December 31, 2018. Under his new employment agreement described above, Mr. Massiani would additionally be entitled to: (i) a lump sum cash amount equal to three (3) times (as opposed to two (2) times under his prior agreement) the sum of his annual base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination and (ii) the pro-rata amount of his target bonus for the fiscal year of termination.

Michael E. Finn, Rodney Whitwell and Thomas X. Geisel

Employment Agreement Terms

On April 3, 2019, Messrs. Finn, Whitwell and Geisel’s employment agreements were amended and restated, effective as of January 1, 2019. Mr. Finn had a prior employment agreement, dated November 10, 2016, Mr. Whitwell had a prior employment agreement, dated November 1, 2013 and amended on October 31, 2016, Mr. Finn had a previous employment agreement dated November 10, 2016, and Mr. Geisel had a prior employment agreement dated October 31, 2016.

Each of Messrs. Finn, Whitwell and Geisel’s employment agreement has a term ending on December 31, 2021 (or, if a change in control occurs prior thereto, the second anniversary of the date of the change in control, if later). Messrs. Finn, Whitwell and Geisel’s employment agreements provide for an annual base salary of $500,000, $475,000 and $475,000, respectively, in all cases subject to annual review and possible upward adjustment (such base salary shall not be reduced without the executive’s consent). The executives’ agreements also provide for a target annual bonus as determined by the Compensation Committee based upon periodic reviews. Further, each executive is eligible to participate in any equity and/or other long-term compensation programs established by the Company for senior officers and all of the Company’s retirement, group life, health and disability insurance plans and any other employee benefit plans.

58

COMPENSATION DISCUSSION & ANALYSIS

To the extent the change in control provisions of the Employment Agreements are inapplicable, in the event that the Company terminates Messrs. Finn, Whitwell or Geisel, individually, for Cause, the executive resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe the executive for any accrued obligations. Termination of employment will not be deemed to be for Cause unless and until there has been delivered to the executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the members of the Board at a meeting called and held for such purposes (after reasonable notice is provided to the executive and he is given an opportunity, together with his counsel, to be heard before the Board).

If, however, the Company terminates Messrs. Finn, Whitwell, or Geisel without Cause, then the executive will, subject to his execution, delivery and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to one (1) year of base salary (in the amount in effect immediately prior to termination of employment) and the amount of his target bonus for the fiscal year of termination, and (ii) the COBRA Payments.

If such termination of any of Messrs. Finn, Whitwell or Geisel occurs without Cause or he resigns for Good Reason upon or within twenty-four (24) months of a “change in control” (as defined in the employment agreements), then the executive will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to two (2) times the sum of the executive’s annual base salary in effect immediately prior to termination of employment, plus two (2) times the amount of his target bonus for the fiscal year of termination, (ii) the pro-rata amount of the executive’s target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank’s vacation policy, (iv) the COBRA Payments and (v) any unvested long-term incentive awards will vest in accordance with the applicable grant or award agreement.

Under the employment agreements, payments and benefits payable in connection with a “change in control” of the Company will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Messrs. Finn, Whitwell or Geisel receiving greater compensation and benefits on an after-tax basis.

Further, pursuant to Messrs. Finn, Whitwell and Geisel’s award agreements, upon a change in control, all unvested awards of restricted stock, performance-based stock and options not forfeited will fully vest if upon or within twenty-four (24) months after a change in control he is terminated without Cause or terminates for Good Reason. If the executive resigns from employment with Good Reason, then the Company shall pay him for any accrued obligations and, if such resignation occurs upon or within twenty-four (24) months after a change in control, then he shall be entitled to the same change in control payments as described above.

As a part of their employment agreements, each of Messrs. Finn, Whitwell and Geisel agree to an eighteen (18) month non-solicitation period post-employment, during which he will not attempt to hire any Company or Bank employee, or solicit any Company or Bank client. Each executive also agrees to a twelve (12) month non-competition period post-employment, in which he shall not compete with the Company and the Bank.

All amounts and benefits under the employment agreements shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Finn, our Senior Executive Vice President and Chief Risk Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2018.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾	¾	¾	¾
Termination Without Cause	$825,000	¾	$149	$825,149
Disability / Death	¾	$390,886	¾	390,886
Retirement(2)	¾	¾	¾	¾

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COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Change in Control:
Termination Without Cause or For Good Reason(3)	1,064,236(4),(5)	464,723	149	1,529,108

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.51 per share, which was the closing price of Sterling’s common stock on December 31, 2018.

(2)	Mr. Finn would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(3)	Mr. Finn is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(4)	This calculation is based on Mr. Finn’s employment agreement in effect as of December 31, 2018. Under his new employment agreement described above, Mr. Finn would additionally be entitled to the pro-rata amount of his target bonus for the fiscal year of termination.

(5)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Code.

The following table presents the benefits that would be received by Mr. Whitwell, our Senior Executive Vice President and Chief Administrative Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2018.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾	¾	¾	¾
Termination Without Cause	$701,250	¾	$48,249	$749,499
Disability / Death	¾	$481,363	¾	481,363
Retirement(2)	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	1,372,511(4), (5)	586,699	48,249	2,007,459

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.51.

(2)	Mr. Whitwell is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Whitwell would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(4)	This calculation is based on Mr. Whitwell’s employment agreement in effect as of December 31, 2018. Under his new employment agreement described above, Mr. Whitwell would additionally be entitled to the pro-rata amount of his target bonus for the fiscal year of termination.

(5)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Code.

The following table presents the benefits that would be received by Mr. Geisel, our Senior Executive Vice President and President of Corporate Banking, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2018.

60

COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾	¾	¾	¾
Termination Without Cause	$787,500	¾	$49,385	$836,885
Disability / Death	¾	$445,767	¾	445,767
Retirement	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(2)	1,407,474(3), (4)	570,156	49,385	2,027,015

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.51 per share, which was the closing price of Sterling’s common stock on December 31, 2018.

(2)	Mr. Geisel would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(3)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Code.

(4)	This calculation is based on Mr. Geisel’s employment agreement in effect as of December 31, 2018. Under his new employment agreement described above, Mr. Geisel would additionally be entitled to the pro-rata amount of his target bonus for the fiscal year of termination.

CEO Pay Ratio

Our CEO to median colleague pay ratio is calculated in accordance with what the SEC requires pursuant to Item 402(u) of Regulation S-K.

As permitted by the SEC rules requiring disclosure of our CEO pay ratio, our calculation in 2017 excluded the employees of Astoria, which we acquired effective October 2, 2017. We estimate that there were approximately 1,098 employees as of December 31, 2017 who became our colleagues as part of the Astoria Merger. We re-calculated the median annual total compensation in 2018, including the colleagues who joined us as a result of the Astoria Merger. A total of 2,592 colleagues were included in the 2018 review.

88:1 CEO Pay Ratio

We identified the median colleague by examining the 2018 total cash (defined as base salary, cash incentives, commission) compensation for all individuals, excluding our CEO, employed by us during 2018. The median employee was chosen as of December 31, 2018. When choosing the median employee, all part-time and full-time colleagues included on payroll at any point during 2018 were included. Earnings for colleagues hired or terminated during 2018 were not annualized and no full-time equivalent adjustments were made for part-time colleagues. We have no colleagues outside the U.S., so no adjustments were made to the colleague population on that basis.

After our review, we determined that the median colleague in 2017 no longer represented our current population and therefore a new median colleague was selected. After identifying the new median colleague based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2018 Summary Compensation Table. The total compensation of our median colleague was $48,900.

Please note that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio.  Our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures.  Factors such as these may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our sector.

61

COMPENSATION DISCUSSION & ANALYSIS

Director Compensation

General. The following discussion outlines the compensation that was earned by non-employee directors during 2018. Directors who are employed by us do not receive additional compensation for their service on the Board.

The Company uses a combination of cash and stock to attract and retain qualified candidates to serve on the Board. Equity compensation provides the opportunity for directors to earn more based on the Company’s total stockholder return and to align directors’ interests with those of the Company’s stockholders. The Nominating and Corporate Governance Committee reviews director compensation and benefits annually and makes recommendations to the Board. See the “2018 Director Compensation” table below.

2018 Board Compensation. Meridian performed an evaluation of the Company’s director compensation compared to peer data in October 2017. Based on such evaluation, the Company’s director compensation was found to be below market. Accordingly, the Nominating and Corporate Governance Committee recommended certain increases to the Board based on the Meridian evaluation, and the Board approved such increases effective January 2018.

For 2018, directors of the Company received an annual retainer fee of $48,000. Directors also received a fee of $1,500 per Board meeting attended and $1,000 per committee meeting attended. The chairman of each committee received an additional retainer fee for his oversight of the committee. The fee structure for the chairmans’ fees are as follows: the Audit Committee Chairman received $20,000; the Compensation and Nominating and Corporate Governance Committee Chairmen each received $10,000; the Executive and Enterprise Risk Committee Chairmen each received $7,500. Directors who are also employees of the Company are not eligible to receive any fees for their service as a director.

Stock Awards and Stock Option Grants. For service rendered during 2018, each non-employee director of the Company was granted a restricted stock award valued at $50,000, on December 10, 2018 (Mr. Deutsch opted instead to receive a $50,000 cash payment payable to Patriot, of which he is a Managing Partner).

Sterling National Bank Deferred Director Fee Plan. Effective January 1, 2016, the Company amended, restated and renamed the 2005 Deferred Director Fee Plan to the Sterling National Bank Deferred Director Fee Plan (the “Deferred Fee Plan”). Pursuant to the Deferred Fee Plan, non-employee directors may elect to defer all or a portion of their Board fees earned during a calendar year. Directors Cahill, Ferrer and Lazar participated in the Deferred Fee Plan in 2018. Each director may express to the committee appointed to administer the Deferred Fee Plan a preference as to how the director’s deferral account should be hypothetically invested among the investment options designated by the committee (which may include the Company’s common stock).

Under the terms of the Deferred Fee Plan, deferred amounts are credited to a bookkeeping account established in the name of each director. Deferral accounts are generally paid to a director in quarterly installments over five (5) years (unless the director elects, in compliance with Internal Revenue Code Section 409A, payment in a lump sum or payment in installments over a different number of years) commencing as of the earliest of (a) the date elected by the director, (b) the director’s attaining age 75, or (c) the director’s separation from service. In the event of the director’s death, the director’s deferral account is paid to the director’s designated beneficiary in the same form as it would otherwise have been paid to the director, commencing in the first calendar quarter after death. In the event of a change in control of the Company or the Bank, directors’ deferral accounts are required to be paid to directors in the form of a lump sum payment within 60 days after the change in control. A director may request an early distribution from the director’s deferral account on the account of hardship within the meaning of Internal Revenue Code Section 409A. Distributions are made in cash, except that to the extent that a director’s deferral account is hypothetically invested in shares of Company common stock, in which case the distribution is made in the form of Company common stock (subject to the director being eligible to elect distribution in cash after a change in control).

All obligations arising under the deferred compensation agreements are payable from the Company’s general assets; however, the Company may establish a rabbi trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements.

Directors Emeritus. On May 23, 2017, the Company amended and restated its Bylaws to provide the Board with the ability to appoint directors emeritus. Accordingly, Messrs. Cappelli and Helmer, two former members of the Company’s Board who served with distinction and excellence and provide unique perspective and historical guidance as former presidents of legacy companies comprising our current Company, have been appointed as directors emeritus. These directors emeritus served one-year terms that expired with the Company’s annual stockholders meeting in May 2018. During their tenure, the directors emeritus received a retainer fee of $30,000. Such directors emeritus did not have a vote in Board decisions and did not serve as committee members.

62

COMPENSATION DISCUSSION & ANALYSIS

The following table sets forth compensation information with respect to our non-employee directors during 2018.

2018 DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($) (e)	Total ($) (f)
John P. Cahill	78,000	(2)	49,983	––	––	127,983
Louis J. Cappelli – Director Emeritus	30,000		––	––	30,000(3)	30,000
James F. Deutsch	76,500		—	––	50,000(4)	126,500
Navy E. Djonovic	67,750		49,983	––	––	117,733
Fernando Ferrer	67,500	(2)	49,983	––	––	117,483
Robert Giambrone	72,750		49,983	––	––	122,733
William F. Helmer – Director Emeritus	30,000		––	––	30,000(3)	30,000
Thomas G. Kahn	26,750	(5)	20,829	––	––	47,579
James. J. Landy	76,250		49,983	––	––	126,233
Robert W. Lazar	75,750	(6)	49,983	––	––	125,733
Maureen B. Mitchell	47,250	(7)	33,316	––	––	80,566
Patricia M. Nazemetz	65,500		49,983	––	––	115,483
Richard O’Toole	145,500		49,983	––	––	195,483
Ralph F. Palleschi	66,250		49,983	––	––	116,233
Monte Redman	25,500	(5)	20,829	––	––	46,329
Burt Steinberg	91,500		49,983	––	––	141,483
William E. Whiston	70,500		49,983	––	––	120,483

(1)	Represents the value of restricted stock awards based on the Company’s closing stock price on December 10, 2018 of $17.20.

(2)	Amount includes the contribution to the Deferred Fee Plan pursuant to the terms of such plan.

(3)	Directors Cappelli and Helmer served as Directors Emeritus, pursuant to which they received an annual fee of $30,000. The term of their appointment concluded effective with the Company’s annual stockholders meeting held on May 22, 2018. Fees were paid over a twelve-month period starting in June, 2017 through to April, 2018.

(4)	In lieu of receiving a restricted stock award valued at $50,000, Patriot (of which Mr. Deutsch is a Managing Partner) received a $50,000 cash payment.

(5)	Directors Kahn and Redman retired from Board service effective at the Company’s annual stockholders meeting held on May 22, 2018, so their compensation reflects only a partial year of service.

(6)	Amount includes the aggregate grant date fair value of the grant of phantom stock, exercisable upon settlement, pursuant to the terms of the Company’s Directors Deferred Compensation Plan.

(7)	Director Mitchell joined the Company’s Board effective at the Company’s annual stockholders meeting held on May 22, 2018; therefore, her compensation and stock award reflects only a partial year of service.

Director Outstanding Equity Awards and Options

The following table sets forth information concerning phantom stock exercisable for Company common stock for each non-employee director outstanding at December 31, 2018, whether granted in 2018 or earlier. There were no unexercised options or unvested restricted stock units held by any non-employee director outstanding at December 31, 2018, whether granted in 2018 or earlier.

63

COMPENSATION DISCUSSION & ANALYSIS

Stock Awards
Name (a)	Number of Shares of Phantom Stock that have not been exercised (#) (b)
John P. Cahill	1,327(1)
Louis J. Cappelli – Director Emeritus	¾
James F. Deutsch	¾
Navy E. Djonovic	¾
Fernando Ferrer	¾
Robert Giambrone	––
William Helmer – Director Emeritus	––
James. J. Landy	¾
Robert W. Lazar	1,969(1)
Maureen B. Mitchell	––
Patricia M. Nazemetz	––
Richard O’Toole	¾
Ralph F. Palleschi	––
Burt Steinberg	¾
William E. Whiston	¾

(1)	Grant of phantom stock exercisable immediately upon settlement, pursuant to the terms of the Company’s Directors Deferred Compensation Plan.

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations, including Regulation O. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore generally prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Consistent with the Company’s Code of Ethics, proposed transactions with related persons must be disclosed to the Company. The Board must approve such transactions with directors or executive officers to the extent required under the Code of Ethics. The director or executive officer is required to disclose all non-privileged information the person has, and thereafter may not partake in any decision-making process. The Board evaluates the transaction, and may approve, reject, or set other conditions in its discretion. To qualify for approval, a transaction must be on the same terms, conditions, and collateral as would be reasonable if entered into with an unrelated third party. In the case of a proposed transaction with or related to a director, the Board will also consider the effect, if any, the transaction would have on the independence of the director.

64

COMPENSATION DISCUSSION & ANALYSIS

A number of our directors and officers and certain business organizations associated with them have been clients of our banking and other subsidiaries. During the year ended December 31, 2018, all extensions of credit to these persons, which were made only by the Bank, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board. Regulation O is made applicable to the bank by provisions of the Home Owners’ Loan Act and the regulations of the Office of Comptroller of the Currency. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Board of the Bank.

There have not been any transactions during the last year to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest other than equity and other compensation, termination, change-in-control and other arrangements, which are described in the sections captioned “Executive Compensation —Potential Payments Upon Termination or Change in Control” and “Director Compensation.”

For identification of each director determined to be independent, see “Proposal I – Election of Directors – Director Independence.”

Stockholder Proposals

Under applicable SEC rules, any stockholder who intends to present a proposal at the 2020 Annual Meeting and who wishes to have the proposal included in our proxy statement for that meeting must deliver the proposal to us at our executive offices, 400 Rella Boulevard, Montebello, New York 10901, or such other address indicated in the Company’s filings, and such proposal must be received by the Company within one hundred twenty (120) calendar days before the date the Company distributed its proxy statement to stockholders for the previous year’s meeting. The Company distributed its 2019 proxy statement to stockholders on April 17, 2019, thereby requiring that any stockholder proposal be received by the Company by December 13, 2019 for next year’s proxy statement. All stockholder proposals must comply with all applicable rules and regulations adopted by the SEC.

Advance Notice of Business to be Conducted at an Annual Meeting

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board, to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must deliver written notice to the Corporate Secretary of Sterling not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year’s Annual Meeting; provided, however, that if the date of the Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made. The notice must include, among other information, the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder and the beneficial owner, if any, in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board, to be brought before the next Annual Meeting must be given to us by January 17, 2020. If notice is received after January 17, 2020 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

65

OTHER MATTER/HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS/MISCELLANEOUS

OTHER MATTERS

This Proxy Statement and accompanying notice of meeting provide notice that the stockholders will be asked to vote on the election of the Company’s director nominees, the Say-on-Pay proposal, and the ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for the year ending December 31, 2019. In accordance with the Company’s Bylaws, no persons other than the Company’s nominees may be nominated for director election or elected at the Annual Meeting and no business may be transacted at the meeting except as set forth above and such other matters as may be brought before the meeting by or at the direction of the Board or an authorized committee of the Board. If any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

Sterling intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

Investor Relations
Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
Phone: 845.369.8040
Fax: 845.369.8066

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sterling. Sterling will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Sterling may solicit proxies personally or by telephone without additional compensation.

A COPY OF STERLING’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2018 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK, 10901 OR BY CALLING 845.369.8040.

BY ORDER OF THE BOARD OF DIRECTORS

June Ann Byrnes Corporate Secretary Montebello, New York April 17, 2019

66

ANNEX A

ANNEX A

STERLING BANCORP AMENDED AND RESTATED 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

STERLING BANCORP

AMENDED AND RESTATED 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

ARTICLE I.
INTRODUCTION

1.1          Purpose. The purpose of the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan (the “Plan”) is to promote the growth and profitability of Sterling Bancorp by providing certain directors and employees of Sterling Bancorp, the Bank, and their Subsidiaries with an incentive to achieve corporate objectives and attracting and retaining individuals of outstanding competence through a participation interest in the performance of the common stock of Sterling Bancorp and the receipt of other incentive compensation as provided in the Plan.

1.2           Effective Date. The Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (prior to amendment, the “Initial Plan”) was initially approved by the Board and became effective on May 28, 2015, the date of approval by the Company’s stockholders at the 2015 annual meeting of stockholders (the “Initial Effective Date”). The Plan was amended by the Board on February 27, 2019 to increase the maximum number of shares of Common Stock available for grant under the Plan and to effect certain tax related amendments. The amendments to the Initial Plan will become effective on the date on which the amendments to the Initial Plan are approved by the Company’s stockholders at the Company’s 2019 annual meeting of stockholders (the “Amendment Effective Date”). Upon the Initial Effective Date, the Prior Plan terminated and no new awards were authorized to be granted under the Prior Plan; provided, however, that the Prior Plan continues to govern awards outstanding as of such date of the Prior Plan’s termination, and such awards shall continue in full force and effect until their termination or expiration pursuant to their respective terms.

1.3           Eligibility. Eligible Individuals shall be selected by the Committee in its sole discretion from time to time to be Participants. The Committee’s selection of an Eligible Individual to participate in the Plan at any time shall not require the Committee to select such person to participate in the Plan at any other time.

1.4          Types of Awards. Awards under the Plan may be in the form of any one or more of the awards or payments permitted under the Plan including the following: (a) Options, (b) SARs, (c) Stock Awards, (d) Performance Awards, (e) Substitute Awards, and (f) Annual Incentive Awards.

1.5          Tax Treatment of Awards.  Grandfathered 162(m) Awards are eligible for an exception under Section 162(m) of the Code, which predates the TCJA changes to Code Section 162(m).  Any Awards that do not qualify as Grandfathered 162(m) Awards are not eligible for such exception.

A-1

ANNEX A

ARTICLE II.
ADMINISTRATION

2.1           Committee.

(a)           Subject to Section 2.1(b), the Plan shall be administered by the members of the Committee.

(b)          The members of the Board who are “independent directors” (within the meaning of the corporate governance standards imposed by the principal national securities exchange on which securities of the Company are listed or admitted to trading) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c)           No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

(d)       To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, or the rules and regulations of the principal national securities exchange on which securities of the Company are listed or admitted to trading, the Committee may (i) delegate to a subcommittee of one or more of its members any of the authority of the Committee under the Plan, including the rights to designate Eligible Employees and grant, cancel or suspend Awards, and (ii) to the extent permitted by law, authorize the Chief Executive Officer or other executive officer of the Company to do one or more of the following with respect to employees of the Employer who are senior vice presidents or lower level employees: (A) designate certain such employees to be Eligible Employees; (B) designate such employees who are Eligible Employees to be recipients of Awards; (C) determine the number of Shares subject to such Awards to be received by such Eligible Employees; and (D) cancel or suspend Awards to such Eligible Employees as provided in Article VIII of the Plan; provided that (x) any resolution of the Committee authorizing such officer(s) or subcommittee must specify the total number of Shares subject to Awards that such officer(s) or subcommittee may so award and the amount (or minimum amount) and form of consideration to be received, (y) the Committee may not authorize any such officer to designate himself or herself as the recipient of an Award, and (z) the Committee may not delegate its power and authority to any such officer with regard to the grant of Awards to Covered Employees or to any person subject to Section 16 of the Exchange Act.

2.2          Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

2.3          Committee Responsibilities. Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan, and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

A-2

ANNEX A

(a)          To select Participants and establish the terms and conditions of any Award consistent with the terms and conditions of the Plan;

(b)          To interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards, if any, to be granted, and the terms and conditions thereof;

(c)          To adopt, amend and rescind any rules and regulations relating to the Plan, and to prescribe forms for the operation and administration of the Plan;

(d)          To provide in an Award Agreement, or as a matter of policy, that Awards are (i) conditioned on compliance with certain restrictive covenants, including, but not limited to, non-competition, confidentiality, non-solicitation of employees, non-solicitation of customers and non-derogation of the Company, the Bank and the Subsidiaries, in each case, in such form and substance as determined by the Committee; and/or (ii) subject to forfeiture, including those already exercised or distributed, in the event of failure to comply with any of the covenants imposed pursuant to (i); and

(e)          To correct any defect or omission, or reconcile any inconsistency in any Award Agreement; and to take any other action not inconsistent with the provisions of the Plan that it may deem necessary, desirable or appropriate.

All decisions, determinations, interpretations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be made in the Committee’s sole discretion and shall be final and conclusive and binding upon all persons having an interest therein.

2.4          Limitations. The following limitations shall apply to the Committee:

(a)          The Committee shall not, without the prior approval of the stockholders of the Company or as otherwise provided in Section 8.8, permit the repricing of Options or SARs by any method, including by exchanges for other Awards involving Shares or by cancellation and re-issuance or cash buyout.

(b)          The Committee may, except as otherwise provided in Sections 5.6 and 8.9 and subject to the minimum one (1) year vesting, Restriction Period, and Performance Period provisions of the Plan applicable to Awards to Eligible Employees, accelerate the vesting or exercisability of an Award upon disability, Retirement or death of a Participant, a Change in Control or for any other reason.

(c)          The Committee shall not provide a tax gross-up to any Participant in connection with any Award.

ARTICLE III.
AVAILABLE SHARES

3.1          Shares Available Under the Plan.

(a)           Subject to adjustment as provided in Section 8.8 and to all other limits set forth in this Article III, the number of Shares that shall be available for all Awards under this Plan shall be increased from 4,454,318 Shares to 7,000,000 Shares, of which no more than 7,000,000 Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options. Any Shares subject to outstanding awards, other than Incentive Stock Options, under the Prior Plan that on or after the Initial Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares) shall be available for Awards under this Plan.

A-3

ANNEX A

Shares available for grant under this Section 3.1(a) may be funded through authorized and unissued Shares, treasury Shares, or Shares purchased by the Company in the open market (except in the case of Shares purchased in the open market using cash proceeds from the exercise of an Option), or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Upon the Initial Effective Date, no further Awards shall be granted under the Prior Plan. Any Shares that are subject to Awards shall be counted against such aggregate Share limit as one (1) Share for every one (1) Share granted or issued.

(b)          Any Shares subject to an Award granted under the Plan that on or after the Initial Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Shares, is settled in cash in lieu of Shares, or is exchanged with the Committee’s permission, prior to the issuance of Shares, for an Award not involving Shares shall become available again for grant under the Plan in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the Exercise Price of an Option, or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a stock-settled Stock Appreciation Right that are not issued in connection with its settlement on exercise thereof; (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options; and (iv) Shares described in Section 3.1(c) that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a Substitute Award or for any other reason.

(c)           Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or the non-employee director limit under Section 3.2, nor shall Shares subject to a Substitute Award again be available for grant under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company, the Bank or any Subsidiary, or with which the Company, the Bank or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination and subject to further adjustment as provided in Section 8.8) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the latest date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company, the Bank or the Subsidiaries, prior to such acquisition or combination.

(d)           Any Shares that again become available for grant pursuant to this Article III shall be added back as one (1) Share.

3.2          Non-Employee Director Annual Limits. Notwithstanding any provision in the Plan to the contrary, but subject to adjustment as provided in Section 8.8, the maximum aggregate number of Shares associated with any Awards in any calendar year to any one Non-Employee Director shall be 10,000 Shares.

A-4

ANNEX A

3.3          Exception to Minimum One (1) Year Vesting, Restriction Period, and Performance Period. Notwithstanding anything contained in the Plan to the contrary, Awards up to a maximum of five percent (5%) of the Shares available for grant pursuant to Section 3.1(a) may be granted without regard to the minimum one (1) year vesting, Restriction Period, and Performance Period requirements of Sections 4.1(b), 4.2(b), 5.2(b), 5.3(b), 5.4(a) and 5.5.

ARTICLE IV.
OPTIONS AND STOCK APPRECIATION RIGHTS

4.1          Options. The Committee may, in its discretion, grant Options to purchase Shares to Participants; provided, however, Incentive Stock Options shall only be granted to Eligible Employees. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year (under this Plan or any other plan of the Company, or the Bank or any Subsidiary) exceeds the amount established by the Code (currently $100,000), such Options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to Eligible Individuals, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)           Number of Shares and Exercise Price. The number of Shares subject to an Option and the Exercise Price upon exercise of the Option shall be determined by the Committee; provided, however, that the Exercise Price upon exercise of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any Eligible Employee who, at the time such Option is granted, is a Ten Percent Stockholder, the Exercise Price shall not be less than the Exercise Price (currently one hundred ten percent (110%) of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)           Option Period, Vesting and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Stockholder, such Option shall not be exercised later than five (5) years after its date of grant; and provided further, that no portion of an Option awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant. The Committee may, in its discretion, determine that an Option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Goals which shall be satisfied or met as a condition to the exercisability of all or a portion of such Option. An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares.

(c)           Method of Exercise. An Option Holder may exercise an Option (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash (by certified or bank check or such other instrument as the Company may accept); or (B) if and to the extent permitted by the Committee (aa) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares already owned by the Option Holder having a Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price payable by reason of such exercise; (bb) authorizing the Company to withhold from the Shares to be issued upon exercise of the Option a number of whole Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price to be paid by the Option Holder; (cc) by a cashless exercise through a broker-assisted arrangement to the extent permitted by applicable law; or (dd) through any other method permitted by applicable law approved by the Committee in its sole discretion, in each case to the extent set forth in the Award Agreement relating to the Option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Share which would be required to pay such Exercise Price shall be disregarded and the remaining amount due shall be paid in cash by the Option Holder. No Shares shall be issued and no certificate representing Common Stock shall be delivered until the full Exercise Price therefor and any withholding taxes thereon have been paid (or arrangement made for such payment to the Company’s satisfaction).

A-5

ANNEX A

4.2          Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such Eligible Individuals as may be selected by the Committee. The Award Agreement relating to a SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR; provided, however, that a Tandem SAR may be granted only at the same time as the Option to which it relates. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)           Number of SARs and Base Price. The number of SARs subject to an Award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such related Incentive Stock Option is granted. The base price of a Tandem SAR shall be the Exercise Price per Share of the related Option. The base price of each Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) Share on the date of grant of such SAR.

(b)           Exercise Period, Vesting and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised more than ten (10) years after its grant date; provided further, that no Tandem SAR shall be exercised after the expiration, cancellation, forfeiture, or other termination of the related Option; and provided further, that no portion of an SAR awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant. The Committee may, in its discretion, establish Performance Goals that shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, whether in the case of a Tandem SAR or a Free-Standing SAR, only with respect to whole Shares. If an SAR is exercised for Shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.2(c), or such Shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Shares subject to such SAR.

(c)           Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs that are being exercised, (ii) by surrendering to the Company any Options that are cancelled by reason of the exercise of the Tandem SAR, and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs that are being exercised, and (B) by executing such documents as the Company may reasonably request.

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ANNEX A

4.3          Termination of Employment or Service. All of the terms relating to the exercise, cancellation, or other disposition of an Option or SAR upon a termination of employment or service with the Company, the Bank or a Subsidiary of the holder of such Option or SAR, as the case may be, whether by reason of disability, Retirement, death, or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

4.4          Dividend Equivalents. Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option or SAR.

4.5          No Repricing. The Committee shall not without the approval of the stockholders of the Company, (i) reduce the Exercise Price or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower Exercise Price or base price, or (iii) cancel any previously granted Option or SAR in exchange for cash or another Award if the Exercise Price of such Option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case other than as provided in Section 8.8 in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares.

ARTICLE V.
STOCK AWARDS

5.1          Stock Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Stock Awards to Eligible Individuals. The Award Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, or Other Stock-Based Award.

5.2          Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)           Number of Shares and Other Terms. The number of Shares subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any), and Performance Goals (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)           Vesting and Forfeiture. The Award Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of this Plan, (i) for the vesting of the Shares subject to such Award (A) if the holder of such Award remains continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and (B) if specified Performance Goals (if any) are satisfied or met during a specified Performance Period; and (ii) for the forfeiture of the Shares subject to such Award (x) if the holder of such Award does not remain continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period or (y) if specified Performance Goals (if any) are not satisfied or met during a specified Performance Period. Notwithstanding the foregoing, Awards of Restricted Stock to Participants shall have a vesting period and Restriction Period of at least one (1) year.

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ANNEX A

(c)           Stock Issuance. During the Restriction Period, the Shares of Restricted Stock shall be held by a custodian or trustee in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 8.7, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms, and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Restricted Stock Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Goals), subject to the Company’s right to require payment of any taxes in accordance with Section 8.6, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such Restricted Stock Award.

(d)           Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Award Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such Restricted Stock Award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends, and the right to participate in any capital adjustment applicable to all holders of Common Stock.

5.3           Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)           Number of Shares and Other Terms. The number of Shares subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any), and Performance Goals (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)           Vesting and Forfeiture. The Award Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, (A) for the vesting of such Restricted Stock Unit Award (i) if the holder of such Award remains continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and (ii) if specified Performance Goals (if any) are satisfied or met during a specified Performance Period, and (B) for the forfeiture of the Shares subject to such Award (x) if the holder of such Award does not remain continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and/or (y) if specified Performance Goals (if any) are not satisfied or met during a specified Performance Period. Notwithstanding the foregoing, Awards of Restricted Stock Units to Participants shall have a vesting period and Restriction Period of at least one (1) year.

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ANNEX A

(c)           Settlement of Restricted Stock Unit Awards. The Award Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such Award may be paid in Shares or cash, or a combination thereof, and (ii) whether the Participant thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents with respect to the number of Shares subject to such Restricted Stock Unit Award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Restricted Stock Unit Award. To the extent payment of a Restricted Stock Unit Award is made in Shares, the Committee shall cause a stock certificate or evidence of book-entry Shares, together with any dividends and other distributions with respect thereto, to be delivered free of any restrictive legend other than as may be required by applicable law or the terms of the Award Agreement.

5.4          Deferred Stock Awards. Deferred Stock Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)           Number of Shares and Other Terms. The number of Shares subject to a Deferred Stock Award and the deferral period, restrictions (if any) to which the Deferred Stock Award is subject shall be determined by the Committee. Notwithstanding the foregoing, Deferred Stock Awards to Participants shall have a vesting or restriction period of at least one (1) year.

(b)           Payment of Deferred Stock Awards. Upon expiration of the deferral period and other restrictions (if any) specified in the Award Agreement for the Deferred Stock, subject to the Company’s right to require payment of any taxes in accordance with Section 8.6, the Committee shall cause a stock certificate or evidence of book-entry Shares, together with any dividends and other distributions with respect thereto, to be delivered free of any restrictive legend other than as may be required by applicable law or the terms of the Award Agreement.

5.5          Other Stock-Based Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Eligible Individuals. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as determined by the Committee to be consistent with the purposes of the Plan, including, without limitation, Shares awarded purely as a “bonus” or other “incentive,” including annual incentive awards, whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to the book value of Shares or the value of securities of, or the performance of, the Company, the Bank or specified Subsidiaries. The Committee shall determine the terms and conditions of such Other Stock-Based Awards, which may include attainment of Performance Goals. Shares delivered pursuant to an Other Stock-Based Award in the nature of a purchase right granted under this Section 5.5 shall be purchased for such consideration, and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine. Notwithstanding the foregoing, Other Stock-Based Awards to Participants containing a vesting or Performance Period shall have a vesting period or Performance Period of at least one (1) year.

5.6          Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Goals and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such Stock Award upon a termination of employment or service with the Company, the Bank or a Subsidiary of the holder of such Award, whether by reason of disability, Retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

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ANNEX A

ARTICLE VI.
PERFORMANCE AWARDS

6.1          Performance Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Awards to such Eligible Individuals, including Covered Employees, as may be selected by the Committee.

6.2          Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)          Amount and Value of Performance Award and Performance Goals. The method of determining the amount and value of the Performance Award, and the Performance Goals and Performance Period applicable to a Performance Award, shall be determined by the Committee.

(b)          Vesting and Forfeiture. The Award Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for (i) the vesting of such Performance Award if the specified Performance Goals are satisfied or met during the specified Performance Period, and (ii) for the forfeiture of such Performance Award if the specified Performance Goals are not satisfied or met during the specified Performance Period.

(c)          Settlement and Payment of Performance Awards. The Award Agreement relating to a Performance Award shall specify whether such Award may be settled and paid in Shares (including Shares of Restricted Stock) or cash, or a combination thereof. If a Performance Award is settled in Shares of Restricted Stock, such Shares of Restricted Stock shall be issued to the Participant in book entry form, or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 5.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in Shares, including Shares of Restricted Stock, the holder of such Performance Award shall have no rights as a stockholder of the Company.

6.3          Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Goals and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such Performance Award upon a termination of employment or service of the Participant with the Company, the Bank or a Subsidiary, whether by reason of disability, Retirement, death, or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

6.4          Code Section 162(m). The following provisions shall only apply to Grandfathered 162(m) Awards:

(a)           In General. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Grandfathered 162(m) Award was and shall be conditioned on the attainment of Performance Goals during a Performance Period established by the Committee, and must meet the requirements of this Section 6.4.

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ANNEX A

(b)           Establishment of Performance Goals. With respect to Grandfathered 162(m) Awards , the Committee shall have established (i) the applicable Performance Goals and Performance Period, (ii) the formula for computing the Performance Award, and (iii) such other terms and conditions applicable to the Performance Award in writing while the outcome of the applicable Performance Period is substantially uncertain, but in no event later than the earlier of: (A) ninety (90) days after the beginning of the applicable Performance Period; or (B) the expiration of twenty-five percent (25%) of the applicable Performance Period.

(c)           Certification of Performance. With respect to Grandfathered 162(m) Awards , the Committee shall certify in writing whether the applicable Performance Goals and other material terms imposed on such Grandfathered 162(m) Awards have been satisfied, and, if they have, ascertain the amount of the applicable Grandfathered 162(m) Award. No such Grandfathered 162(m) Award shall be granted, vested, exercisable and/or settled, as the case may be, until the Committee makes such certification.

(d)           Modifying Performance Awards. The Committee may have provided in any Grandfathered 162(m) Award that any evaluation of performance may include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) changes in tax laws, GAAP or other laws or accounting standards, (iv) reorganization or restructuring programs, (v) acquisitions or divestitures, (vi) foreign exchange gains and losses or (vii) gains and losses that are treated as extraordinary items under Accounting Standards Codification Topic 225. Such inclusions or exclusions shall have been prescribed in a form and at a time that met the requirements of Code Section 162(m) for qualification of the Performance-Based Compensation.

(e)          Adjustment of Performance-Based Compensation. The Committee shall have no discretion to increase the amount payable pursuant to Grandfathered 162(m) Awards beyond the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s). The Committee shall, however, retain the discretion to decrease the amount payable pursuant to such Grandfathered 162(m) Awards below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s), either on a formula or discretionary basis or any combination, as the Committee determines, in its sole discretion, provided, however, that such exercise of Committee discretion does not cause the Grandfathered 162(m) Award to fail to qualify as Performance-Based Compensation.

(f)           Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Goals or permit flexibility with respect to the terms of any Grandfathered 162(m) Award or Awards to be treated as Performance-Based Compensation without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

ARTICLE VII.
ANNUAL INCENTIVE AWARDS

Subject to the terms of the Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, Performance Period, the potential amount payable, and the timing and form of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the Performance Period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant’s death, disability , Retirement, or such other circumstances as the Committee may specify; and (b) the Performance Period must relate to a period of one (1) fiscal year of the Company except that, if the Award is made in the year the Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one (1) fiscal year.

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ANNEX A

ARTICLE VIII.
GENERAL

8.1          Effective Date and Term of Plan. Amendments to the Initial Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2019 annual meeting of stockholders and, if so approved, the Initial Plan shall be amended and such amendments shall become effective as of the date approved by the Company’s stockholders. The Plan shall automatically terminate the day before the ten (10) year anniversary of its Initial Effective Date, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any Award granted prior to termination. Awards hereunder may be made at any time prior to the termination of the Plan. In the event that the amendments to the Plan are not approved by the stockholders of the Company, the Initial Plan shall remain in force and effect. The Board may suspend or terminate the Plan in whole or in part at any time prior to the ten (10) year anniversary of the Initial Effective Date; provided, however, that all Awards theretofore granted that are then outstanding shall remain outstanding on the terms and conditions set forth in the Award Agreement evidencing such Awards.

8.2          Amendments.

(a)           The Board may amend the Plan as it shall deem advisable; provided, however that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation or any applicable stock exchange rule on which the Shares are traded; or (ii) such amendment seeks to modify Section 4.5 hereof; provided further, that no amendment may impair the rights of a holder of an outstanding Award without the consent of such holder subject to Section 8.2(b) below and Sections 8.3, 8.8 and 8.15 of the Plan.

(b)           Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, and (ii) any applicable exchange requirements. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this paragraph (b) to the Plan and any Award Agreement without further consideration or action.

8.3          Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

(a)           Except as may be limited by Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 8.8) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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ANNEX A

(b)           The Committee or its authorized delegate shall retain the discretion to decrease the amount payable pursuant to an Annual Incentive Award below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s) over the applicable Performance Period, either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

(c)          Any subplan may provide that the Committee or its authorized delegate shall retain the discretion to decrease the amount payable pursuant to an Annual Incentive Award under such subplan below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s) over the applicable Performance Period, either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

(d)          The determination of the Committee (or its authorized delegate, if applicable) as to any adjustments made pursuant to paragraphs (a), (b) and (c) above shall be conclusive and binding on Participants under the Plan. By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 8.3 without further consideration or action.

8.4          Award Agreement. Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Award Agreement is executed by the Company and, to the extent required by the Company, either executed by the Participant or accepted by the Participant by electronic means approved by the Company within the time period specified by the Company. Upon such execution, or electronic acceptance, and delivery of the Award Agreement to the Company, such Award shall be effective as of the effective date set forth in the Award Agreement.

8.5          Non-Transferability. No Award shall be transferable other than by will, the laws of descent and distribution, or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, or a charitable organization designated by the holder, in each case without consideration. Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the transferred Award and the Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations. Notwithstanding any provision of the Plan to the contrary, no Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, that at the discretion of the Committee, an Incentive Stock Option may be transferred to a grantor trust under which Participant making the transfer is the sole beneficiary.

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ANNEX A

8.6          Tax Withholding. Prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an Award made hereunder, the Company shall have the right to require payment by the holder of such Award of any federal, state, local, or other taxes which may be required to be withheld or paid in connection with such Award. An Award Agreement may provide that (a) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation, or (b) the holder may satisfy any such obligation by any of the following means: (i) a cash payment to the Company; (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (iii) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (iv) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (v) any combination of (i), (ii) and (iii), in each case to the extent set forth in the Award Agreement relating to the Award. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

8.7          Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that, if at any time, the Company determines that the listing, registration, or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action, is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval, or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer, or other disposition thereof by the holder is prohibited except in compliance with applicable securities laws.

8.8          Adjustment.

(a)           In the event of any equity restructuring that causes the per share value of Shares to change (such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend), then (i) the number and class of securities available under this Plan, (ii) the number and class of securities subject to each outstanding Option or SAR and the Exercise Price or base price per Share, (iii) the terms of each outstanding Stock Award, including the number and class of securities subject thereto, (iv) the terms of each outstanding Performance Award, (v) the maximum number of securities with respect to which Options or SARs may be granted during any fiscal year of the Company to any one grantee, (vi) the maximum number of Shares that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Goals or a Performance Award, and (vii) the maximum amount that may be payable pursuant to any Performance Award denominated in cash granted during any fiscal year of the Company to any one grantee, shall be appropriately and equitably adjusted by the Committee in order to prevent dilution or enlargement of the rights of Participants (such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A).

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ANNEX A

(b)           In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in Section 8.8(a) may be made, as determined to be appropriate and equitable, by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of Participants.

(c)           The decision of the Committee regarding any such adjustment described in Sections 8.8(a) and (b) shall be final, binding, and conclusive. If any such adjustment would result in a fractional security or Share being (i) available under this Plan, such fractional security or Share shall be disregarded, or (ii) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise, or settlement of such Award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (aa) the Fair Market Value on the vesting, exercise, or settlement date over (bb) the Exercise Price or base price, if any, of such Award.

8.9          Change in Control. Notwithstanding any other provision of the Plan to the contrary, and unless otherwise provided in the Award Agreement (which Award Agreement shall preclude the acceleration of vesting, exercisability, Restriction Period or Performance Period of any Award based solely upon a Change in Control without a termination of the Participant’s employment), in the event of a Change in Control, the following provisions shall apply to Eligible Employees who are Participants:

(a)          Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested, shall become fully exercisable and vested upon the termination of the Participant’s employment with the Company and its Affiliates without Cause or for Good Reason during the Applicable Period.

(b)          The restrictions applicable to any Restricted Stock, Restricted Stock Unit Award, or other Stock Award which are not performance-based shall lapse and such Restricted Stock or Restricted Stock Unit or other Stock Award shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment without Cause or for Good Reason during the Applicable Period.

(c)          The conditions applicable to any Performance Award shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment without Cause or for Good Reason during the Applicable Period.

For purposes of this Section 8.9 and unless otherwise provided in the Award Agreement, the term “Applicable Period” means the twenty-four (24) month period ending on the second year anniversary of a Change in Control.

In order to maintain the Participants’ rights in the event of a Change in Control, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either in an Award Agreement at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation, cash-out, or purchase of any such Award for an amount of cash or Shares or any combination thereof equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights, had such Award been currently exercisable or payable; (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company; or (iii) in the case of any Option or SAR with an Exercise Price or base price that equals or exceeds the price paid for a Share in connection with a Change in Control, the Committee may cancel such Option or SAR without the payment of consideration therefor.

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ANNEX A

8.10        Deferrals. The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any Award made hereunder shall be deferred; or the Committee may, in its sole discretion, approve deferral elections made by holders of Awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to compliance with the requirements of Section 409A.

8.11        No Right of Participation, Employment, or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in the Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service with, the Company, the Bank or any Subsidiary, or affect in any manner the right of the Company, the Bank or any Subsidiary, to terminate the employment of any person at any time without liability hereunder.

8.12        Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any Shares or other equity security of the Company which is subject to an Award hereunder, unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

8.13        Designation of Beneficiary. To the extent permitted by the Committee, a holder of an Award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime, on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Award held by such holder, to the extent vested or exercisable, shall be payable to, or may be exercised by, such holder’s executor, administrator, legal representative, or similar person.

8.14        Governing Law. This Plan, each Award hereunder, and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed in accordance therewith without giving effect to principles of conflicts of laws. The federal and state courts having jurisdiction in the county in the State of New York in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Option, SAR or other Award granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

8.15        Clawback, Forfeiture, or Recoupment. All Awards shall be subject to forfeiture, recoupment or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time by the Company, and such forfeiture, recoupment or other penalties as determined by the Committee.

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ANNEX A

8.16        Compliance with Section 409A. To the extent that the Plan and/or any Options, SARs or other Awards granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in Section 409A, the Plan and any Award Agreements, as applicable, shall be operated, administered and construed so as to comply with the requirements of Section 409A. The Plan and any Award Agreements shall be subject to amendment, with or without advance notice to Participants, Option Holders and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Participants, Option Holders and other interested parties, to the extent necessary to effect compliance with Section 409A.

8.17        Compliance with Section 304 of Sarbanes-Oxley. If the Company is required to prepare an accounting restatement due to the Company’s material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, and to the extent that the Chief Executive Officer and Chief Financial Officer of the Company are required by Section 304 of the Sarbanes-Oxley Act of 2002 to reimburse the Company for (a) any bonus or other incentive-based or equity-based compensation received, or (b) any profits from the sale of Company securities realized, during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (whichever occurs first) of the document giving rise to the reporting requirement, each such officer shall forfeit the portions or entirety of any Options, SARs or other Awards that result in such compensation or profits. This Section 8.17 shall not be interpreted to limit the scope of any officer’s obligation under Section 304 of the Sarbanes-Oxley Act of 2002. Each term within this Section 8.17 that is not defined herein shall have the meaning ascribed to it pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended.

8.18        Compliance with Section 10D of the Exchange Act. To the extent that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, and any Options, SARs or other Awards granted or awarded under the Plan are construed to be incentive-based compensation received by an executive officer during the three (3) year period preceding the date on which such requirement arises, based on the erroneous data, then the executive officer shall repay the Company any amount of such compensation that was received based on such Options, SARs or other Awards in excess of what would have been received under the accounting restatement. In order to effect this repayment, outstanding Options, SARs or other Awards shall be forfeited to the extent that the Committee determines, in its sole discretion, that such Options, SARs or other Awards resulted in such compensation being received and such forfeitures would result in repayment of such compensation. This Section 8.18 shall not be interpreted to limit the scope of any executive officer’s obligation under any other policy of the Company with respect to repayment of compensation following such material noncompliance. Each term within this Section 8.18 that is not defined herein shall have the meaning ascribed to it pursuant to Section 10D of the Exchange Act as implemented in the listing requirements of any national securities exchange on which the Company lists or seeks to list its securities.

8.19        Code Section 83(b) Elections. If and to the extent permitted by the Committee and specified in an Award Agreement other than a Restricted Stock Award that is a Performance Award, a Participant may be permitted or required to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Participant instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the legend as the Committee, in its discretion, may specify. In the event of the Participant’s termination of service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Participant shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Participant or his or her estate of an amount equal to the lesser of the amount paid by the Participant for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

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ANNEX A

8.20        Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program. To the extent permitted by the Committee, the Participant receiving an Award (other than an Option or a SAR) may elect to defer the income tax liability associated therewith pursuant to the terms of a nonqualified deferred compensation plan of the Employer in which the Participant is eligible to participate and which complies with the requirements of Section 409A.

8.21        Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

8.22        Unfunded Plan. The Plan is unfunded and neither the Company nor the Board nor the Committee shall be required to establish any fund or to segregate any assets relating thereto.

8.23        Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and the Committee may make non-uniform Awards and selective determinations, amendments and adjustments, and enter into non-uniform and selective Award Agreements.

8.24        Plan Headings. The headings in the Plan are for convenience only and are not intended to define or limit the construction of Plan provisions.

ARTICLE IX.
CERTAIN DEFINITIONS

“Affiliate” means any entity that, directly or through one or more intermediaries, controls or is controlled by or is under common control with the Company.

“Amendment Effective Date” has the meaning set forth in Section 1.2.

”Annual Incentive Award” means an Award pursuant to Article VII consisting of the right to receive a cash payment, Stock Award or Performance Award, at the discretion of the Committee, to the extent Performance Goals are achieved and/or other requirements of the Award are met.

“Applicable Period” has the meaning set forth in Section 8.9.

“Award” means any award or payment permitted or granted under the Plan, including Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards, Performance Awards, Substitute Awards, and Annual Incentive Awards.

“Award Agreement” means the written or electronic agreement evidencing an Award hereunder between the Company and the recipient of such Award, which may include a notice evidencing the Award, which agreement shall to the extent required by Section 409A, or required to satisfy an exception to Section 409A, specify the time and form of payment of the Award.

“Bank” means Sterling National Bank, a national banking association, and any successor thereto.

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ANNEX A

“Board” means the Board of Directors of the Company.

“Cause” means any one or more of the following:

(a)           for an Eligible Individual who is neither a Non-Employee Director nor an Eligible Employee of the Company, the Bank or any Subsidiary regulated by the Office of the Comptroller of the Currency, termination of employment with the Employer upon the occurrence of any of the following:

(i)	the Eligible Individual intentionally engages in dishonest conduct in connection with his or her performance of services for the Employer resulting in his or her conviction of or plea of guilty or nolo contendere to a felony;
(ii)	the Eligible Individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;
(iii)	the Eligible Individual willfully fails or refuses to perform his or her duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;
(iv)	the Eligible Individual breaches his or her fiduciary duties to the Employer for personal profit; or
(v)	the Eligible Individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his or her performance of services for the Employer;

(b)          for an Eligible Individual who is an Eligible Employee of the Company, the Bank or any Subsidiary regulated by the Office of the Comptroller of the Currency, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Individual, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such Eligible Individual shall not be deemed to have been discharged for cause unless and until he or she shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his or her own behalf, or through a representative, who may be his or her legal counsel, to refute the grounds for the proposed determination, finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the Eligible Individual for cause;

(c)           for an Eligible Individual who is a Non-Employee Director, removal for cause under the terms of any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a Non-Employee Director; or

“Change in Control” means the occurrence of any of the following after the Initial Effective Date:

(a)           any event (other than an event described in paragraph (c) below) upon which any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iii) any group constituting a person in which employees of the Company are substantial members, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing more than fifty percent (50%) or more of the combined voting power of all of the Company’s then outstanding securities; or

A-19

ANNEX A

(b)           any event upon which the individuals who, on the date the Initial Plan is adopted, are members of the Board, together with individuals whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds (2/3) of the members of the Board then in office who were either members of the Board on the Initial Effective Date or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company; or

(c)           the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(i)	either (A) the members of the Board immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (B) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing fifty percent (50%) or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and
(ii)	the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company’s obligations under the Plan; or

(d)           the approval of the stockholders of the Company of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

(e)           any event that would be described in paragraphs (a), (b), (c) or (d) above if the word “Bank” were substituted for the “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a Subsidiary, by the Company, the Bank, or any other Subsidiary, or by any employee benefit plan maintained by any of them.

Notwithstanding the foregoing, with respect to an Award that (i) is subject to Section 409A, and (ii) provides for a Change in Control to accelerate the timing of payment thereunder, the term “Change in Control” shall mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company as defined in Section 409A, but only to the extent inconsistent with the above definition, and only to the minimum extent necessary to comply with Section 409A as determined by the Committee.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a Code section shall be deemed to include the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or such other committee of Non-Employee Directors of the Board as may be designated by the Board from time to time, which shall consist of two or more members of the Board who (i) are not current or former officers or employees of the Company, the Bank or any Subsidiary, (ii) are “outside directors” to the extent required by and within the meaning of Code Section 162(m) with respect to Grandfathered 162(m) Awards, (iii) are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 under the Exchange Act or any similar applicable rule which may subsequently be in effect, and (iv) who are independent directors within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded. Notwithstanding the foregoing, during any time period that Awards to Non-Employee Directors are granted by Board, all references to the “Committee” in the Plan with respect to Awards to Non-Employee Directors shall mean the Board.

A-20

ANNEX A

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto, which may be authorized and unissued or treasury shares or such other shares as may be substituted pursuant to the Plan.

“Company” means Sterling Bancorp, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

“Covered Employee” means for any taxable year of the Company in which a Grandfathered 162(m) Award was granted, an Employee who was, or who the Committee determines was reasonably likely to be, a “covered employee” within the meaning of Code Section 162(m).

“Deferred Stock” means a right granted to a Participant to receive Shares, to the extent vested, at the end of a specified deferral period.

“Deferred Stock Award” means an Award of Deferred Stock granted pursuant to Section 5.4 the Plan.

“Early Retirement” means termination of all service for the Employer at or after attainment of age fifty-five (55) and the completion of at least ten (10) consecutive years of Service.

“Eligible Employee” means any employee of the Company, the Bank or a Subsidiary (or any individual to whom an offer of employment with the Company, the Bank or any Subsidiary is extended), whom the Committee or its delegees under the Plan may select to receive an Award; provided, however, that for purposes of Awards of Incentive Stock Options, an Eligible Employee means an employee of the Company, the Bank or any Subsidiary within the meaning of Code Section 424.

“Eligible Individual” means any Eligible Employee or Non-Employee Director.

“Employer” means the Company, the Bank, any Subsidiary and any successor thereto. With respect to any Eligible Individual, “Employer” shall mean the entity that employs such Eligible Individual or upon whose board of directors such Eligible Individual serves.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

“Fair Market Value” means, with respect to a Share on a specified date:

(a)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b)           if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

A-21

ANNEX A

(c)           if paragraphs (a) and (b) are not applicable, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A.

“Free-Standing SAR” means an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, cash or Shares (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“GAAP” means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of the Company and the Bank.

“Good Reason” means the following, unless otherwise provided in an Award Agreement: (i) to the extent defined in a Participant’s employment, Change in Control severance or similar agreement, the term “Good Reason” shall have the same meaning as set forth in such agreement with respect to such Participant or (ii) in the case of any Participant not covered by clause (i), the term “Good Reason” means the occurrence of one or more of the following without Participant’s consent, which circumstances are not remedied by the Company within thirty (30) days of the Company’s receipt of a written notice from the Participant of such circumstance(s), which notice must be given by Participant within ninety (90) days of the initial occurrence of the circumstance(s): (A) a material diminution in Participant’s base compensation; (B) a material diminution in the Participant’s authority, duties, or responsibilities; or (C) a change in the geographic location at which Participant must perform his or her duties that is more than fifty (50) miles from the location of Participant’s principal workplace immediately prior to the Change in Control.

“Grandfathered 162(m) Award” means an Award granted to a Covered Employee pursuant to an Award Agreement that constitutes a “written binding contract” (within the meaning of the TCJA) in effect on November 2, 2017, that is intended to comply with the Performance-Based Compensation exception under Code Section 162(m).

“Incentive Stock Option” means a right of an Eligible Employee to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Initial Effective Date” has the meaning set forth in Section 1.2.

“Initial Plan” has the meaning set forth in Section 1.2.

“Non-Employee Director” means any director of the Company, the Bank, or any Subsidiary who is not an officer or employee of the Company, the Bank or any Subsidiary.

“Nonqualified Stock Option” means a right of an Eligible Individual to purchase Shares which is not an Incentive Stock Option.

“Option” means a right to purchase Shares which is granted pursuant to Section 4.1, and may be either an Incentive Stock Option or a Nonqualified Stock Option.

A-22

ANNEX A

“Option Holder” means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

“Other Stock-Based Award” means an Award that is denominated or payable in, valued by reference to, or otherwise based on or related to, Shares.

“Participant” means any Eligible Individual selected to receive an Award by the Committee.

“Performance Award” means an Award described in Article VI that consists of a right to receive an amount of cash, Shares, or a combination of both, contingent upon the attainment of specified Performance Goals within a specified Performance Period, and may be a Performance Unit Award, or a performance-based Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, or an Annual Incentive Award.

“Performance-Based Compensation” means qualified performance-based compensation within the meaning of Treasury Regulation Section 1.162-27(e) ..

“Performance Goals” means the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the grant or exercisability of all or a portion of an Option or SAR, or (b) during the applicable Restriction Period or Performance Period as a condition to the vesting of an Award or the payment with respect to an Award, as applicable.

To the extent necessary for Grandfathered 162(m) Awards, such criteria and objectives shall have been one (1) or more (either alone or in combination) of the following Company-wide or Bank, Subsidiary, division, operating unit, or individual measures:

(i)	basic earnings per Share;

(ii)	basic cash earnings per Share;

(iii)	diluted earnings per Share;

(iv)	diluted cash earnings per Share;

(v)	net income;

(vi)	cash earnings;

(vii)	net interest income;

(viii)	non-interest income;

(ix)	general and administrative expense to average assets ratio;

(x)	cash general and administrative expense to average assets ratio;

(xi)	efficiency ratio;

(xii)	cash efficiency ratio;
A-23

ANNEX A

(xiii)	return on average assets;

(xiv)	cash return on average assets;

(xv)	cash return on average tangible assets;

(xvi)	return on average tangible assets;

(xvii)	return on average stockholders’ equity;

(xviii)	cash return on average stockholders’ equity;

(xix)	return on average tangible stockholders’ equity;

(xx)	cash return on average tangible stockholders’ equity;

(xxi)	total stockholder return;

(xxii)	core earnings;

(xxiii)	operating income;

(xxiv)	net interest rate spread;

(xxv)	loan production volume;

(xxvi)	non-performing loans;

(xxvii)	cash flow;

(xxviii)	strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxviii)	any combination of the foregoing; and

(xxx)	except in the case of a Covered Employee, any other performance criteria established by the Committee.

Performance Goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and/or published or special index, and may be applied on a consolidated basis or to the Bank, individual business units, divisions or Subsidiaries, and/or may include or exclude the impact on reported financial results of any of the items set forth in Section 6.4(d).

A-24

ANNEX A

Performance Goals that have meanings ascribed to them by GAAP shall have the meanings assigned to them under GAAP as in effect and applied to the Company and the Bank on the date on which the Performance Goals are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash earnings or cash returns shall refer to or be calculated based upon net income adjusted to exclude non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals.

Performance Goals shall be subject to such other special rules and conditions as the Committee may establish; provided, however, that to the extent such Performance Goals relate to Grandfathered 162(m) Awards , such special rules and conditions shall not be inconsistent with the provisions of Treasury Regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.” In the sole discretion of the Committee, but subject to compliance with Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, the Committee may amend or adjust the Performance Goals or other terms and conditions of an outstanding Award in recognition of unusual, nonrecurring, or one-time events affecting the Company, its financial statements, or changes in law or accounting principles.

“Performance Option” means an Incentive Stock Option or Nonqualified Stock Option, the exercisability of all or a portion of which, is contingent upon the attainment of specified Performance Goals within a specified Performance Period.

“Performance Period” means any period of not less than twelve (12) months designated by the Committee during which (i) the Performance Goals applicable to an Award shall be measured, and (ii) the conditions to vesting applicable to an Award shall remain in effect.

“Performance Unit Award” means a Performance Unit Award granted pursuant to Article VI denominated in a specified dollar amount and representing the right to receive payment (in Shares, cash or such combination of Shares and cash as the Committee, in its discretion, shall determine at any time prior to payment) of the specified dollar amount or a percentage (which may be more than one hundred percent (100%)) of the specified dollar amount depending upon the level of the applicable Performance Goal achieved; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization or any other business organization or institution.

“Plan” has the meaning set forth in Section 1.1.

“Prior Plan” means the Sterling Bancorp 2014 Stock Incentive Plan.

“Restricted Stock” means Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Goals within a specified Performance Period.

“Restricted Stock Award” means an Award of Restricted Stock under this Plan.

“Restricted Stock Unit” means a right to receive one (1) Share or, in lieu thereof, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Goals within a specified Performance Period.

A-25

ANNEX A

“Restricted Stock Unit Award” means an Award of Restricted Stock Units under this Plan.

“Restriction Period” means any period during which (a) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Award Agreement relating to such Award, or (b) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“Retirement” means: (a) termination of service with the Employer in all capacities at or after attaining age sixty-five (65), or (b) Early Retirement. No termination of service shall be deemed a “Retirement” unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he or she agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two (2) years.

“SAR” and “Stock Appreciation Right” means an Award granted pursuant to Section 4.2 of the Plan under which a Participant has the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise, which may be a Free-Standing SAR or a Tandem SAR.

“Section 409A” means Section 409A of the Code and the regulatory and other guidance issued thereunder by the United States Department of Treasury and/or Internal Revenue Service.

“Shares” means shares of Common Stock.

“Stock Award” means a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, or Other Stock-Based Award.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture, or other entity in which the Company or the Bank owns, directly or indirectly, an equity interest possessing fifty percent (50%) or more of the combined voting power of the total outstanding equity interests of such entity, including any entity that becomes a Subsidiary after the Initial Effective Date.

“Substitute Award” means an Award granted under this Plan upon the assumption of, or in substitution for, or exchange outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction with the Company, the Bank or a Subsidiary, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an Option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such Option, cash or Shares (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such Option, or portion thereof, which is surrendered.

A-26

ANNEX A

“Tax Date” has the meaning set forth in Section 8.6.

“TCJA” means the Tax Cuts and Jobs Act of 2017.

“Ten Percent Stockholder” means an Eligible Employee who owns, or is deemed to own pursuant to Code Section 424, stock having more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

* * *

A-27

ANNEX B

ANNEX B

GAAP Reconciliation

As previously described, for the purposes of certifying the Company’s performance under the Company’s compensation plans, the Compensation Committee at times makes adjustments to the Company’s GAAP results to ensure that the participants are compensated for the Company’s adjusted financial performance. These adjustments mainly include gains or losses on sales of investment securities, merger-related and restructuring charges related to material mergers and/or acquisitions of businesses or loan portfolios and similar isolated or specific Board identified and approved performance items. These adjustments are made so that participants are compensated for the Company’s organic performance and are neither penalized nor rewarded for one-time charges, unusual gains, or similar non-recurring events.

The adjustments for 2018 impact the STI Plan’s performance metrics of EPS and ROATA. The Company derives each of these non-GAAP performance metrics from its adjusted net income available to common stockholders, which, as described below, is a non-GAAP financial measure, and accordingly, each of these adjusted financial measures is determined by methods other than in accordance with GAAP. See the below reconciliation of the Company’s non-GAAP financial measures within the meaning of Regulation G adopted by the SEC. Using adjusted net income available to common stockholders resulted in EPS of $2.00 and ROATA of 1.55%. Accordingly, after accounting for the Compensation Committee’s discretionary assessment of the 2018 strategic plan, the Compensation Committee scored the Corporate Component at 100% of target.

2018 Adjusted Net Income for Annual Incentive Award
Adjusted Net Income ($ in thousands)
Income before income tax expense	$566,230
Income tax expense	118,976
2018 GAAP net income available to common stockholders as reported:	$447,254
Adjustments:
Net loss on sale of securities	10,788
Net (gain) on sale of fixed assets	(11,800)
(Gain) on extinguishment of debt	(172)
Charge for asset write-downs, systems conversion, retention and severance compensation	13,132
Amortization of non-compete agreements and customer list intangibles	1,177
Total pre-tax adjustments:	13,125
Adjusted pre-tax income	579,355
Adjusted income tax expense	121,732
Adjusted net income (non-GAAP)	457,623
Preferred Stock Dividend	7,978
Adjusted net income available to common stockholders (non-GAAP)	$449,645

2018 Annual Incentive Award Performance Metrics

Performance Metric	GAAP Performance Metric	Performance Metric Calculated Using Adjusted Net Income
EPS(1)	$1.95	$2.00
ROATA(2)	1.51%	1.55%

(1)	Represents earnings per share calculated using weighted average diluted common shares.

(2)	Represents the return on average tangible assets calculated using average total tangible assets for the period.

B-1

STERLING BANCORP

*STERLING BANCORP*
*400 RELLA BOULEVARD*
*MONTEBELLO, NY 10901-4243*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

E74823-P24014

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**STERLING BANCORP**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of (13) Director Nominees for a one (1) year term until their successors are elected and qualified: | ☐ | ☐ | ☐ |

______________________________

**Nominees:**

**The Board of Directors recommends you vote FOR the following proposals:**

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

. STERLING 8ANCORP STERUNG BANCORP MONTfBELLO,NY 10901-4243 TO VOTE,MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SCAN TO VIEW MATERIALS A'«>TE VOTE BY INTERNET Before TileMeeting- Go to www.IWOJ!YVOI!LCOm or saon the QR llllrtOde •bove Use the Internet to transmit )<lur voting instructions and fer electronic delivery of informationup until11:59 P.M.Easternnme en May 28,2019.Have your prQJ ycard inhandwhen)<luaccessthewebsiteandfalloNtheinstructions toobtain your records and to Cll!irte anelectronic voting instruction fcm1. During The Meeting·Go to www.yjrtualohaD!haldarm!!!ding.mmlSII2D19 You may attl!nd the Meeting via the Internet and wte during the Meeting.Have the information that is printed in the box marked by the arrow available and fellow the instnuctions. VOTE BY PHONE •1-1011-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Ea5tern Time on May 28,2019.Have your prtllly card in hand when )<lu calland then folioN the instnuctien>. von; BY MAIL Mark. sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Brnadridge,51 Mercedes way, Edgewood,NY 11717. E74823-P24014 KEEP THIS POR110N FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS POR110N ONLY STERUNG BANCORP The Board of Directon remmmends you wte FOR 1he following: l"a' Withhold For All AI All Exapt To withhold authority to vote for any indi'<idual nominee(s},mowk "For All Except" <¥1d write the number(sol f the nominee(s) on the line below. 1. Electionof (13)DirectDrNominees for a one(1)yearterm 0 0 0 untiItheir successors are electl!d and qualified: Nominees: 01) John P. Cahill 02) Navy E.Djonovic 03) Fernando Ferrer 04) Robl!rt Giambrone OS) Mona Aboelnaga Kanaan 06) Jack Kopnisky 07) James JL. andy 08) Maureen Mitchell 09) Patricia M.NiiZI!metz 1OJ Richi¥1d 0'Toole 11) Ralph F. Palleschi 12) Burt Steinbern 13) William E.Wfiiston The Board of Diractors recorrmends you votB FOR the following p111p0511ll: 2. Approval of Amendment to the Sterling llancorp 2015 For Ag*lst Abstain For Aplnst Abstain Omnibus Equity andIncentivePlantoinc::rease the number of shares reserved fer issuance thereunder by 2,545,682 shares(for anaggregate 7,000,000 shares)and to effect certaintaxrelatedujidatesasa result of theTaxCutsand Jobs Act of 2017; 4. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscalyear ending December 31,2019;and 0 0 0 3. Approval, by advisory, non-binding vote,of the 0 0 compensation of the Named Executive Officers (Say-on-Pay); 5. Transactionof suchother business as may property come before the Annual Meeting or any adjournment or postponement thereof. For address changes an or comments,please check this box and write them 0 on theback where indicated. Plei!Se sign exactly as your name(s) i!ppear{s) hereon.When signing as attomey, executor, administrator,or other fiduciary,please give full title as such.Joint owners shouldeach sign personally.Allholders must sign.If acorporationor partnership,pleiiSe sign in fullcorporate or partnership name by authorizedoffiCer. Signature [PLEASE SIGN WITHIN BOX! Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E74824-P24014 STERLING BANCORP Annual Meeting of Stockholders May 29,201911:00 AM This proxy is solicited by the Board of Directors The Stockholder hereby appoints each of Richard O'Toole and Jack L. Kopnisky,acting as the official proxy committee, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sterling Bancorp (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the •Annual Meeting ") to be held at www.virtualshareholdermeeting.com/STL2019, on May 29, 2019,at 11:00 a.m. Eastern Time,and at any adjournment thereof,and to act with respect to all votes that the undersigned would be entitled to cast if then personally present. THIS PROXY WILL BE VOTED AS DIRECTED,BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2,3,AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE,DATE,SIGN,AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Of you noted any Address ChangesfComments above,please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

STERLING BANCORP

**STERLING BANCORP**
**400 RELLA BOULEVARD**
**MONTEBELLO, NY 10901-4243**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

E74825-P24014

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**STERLING BANCORP**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of (13) Director Nominees for a one (1) year term until their successors are elected and qualified: | ☐ | ☐ | ☐ |

_______________________

**Nominees:**

**The Board of Directors recommends you vote FOR the following proposals:**

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
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. STERLING 8ANCORP STERUNG BANCORP MONTfBELLO,NY 10901-4243 TO VOTE,MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SCAN TO VIEW MATERIALS A'«>TE VOTE BY INTERNET BeforeTheMeeting •Go to www ptOAJYOte.COm or KMI thl QR Barcod11bove Use theInternet to tr nsmit your voting instructions and for electronic gelivery of infonn tion up until5:00 P.M.Eastern Time on My 24,2019.Have your IIOting instruction card in hand whi!n you access the web siteand follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE ·1·800-419o-6903 Use any touch-tone telephone to transmit your voting Instructions up until 5:00 P.M.Eastern Time on May 24, 2019.Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark,signand dateyour voting instructioncand and rl!turn it in the postage-paid envelope we have provided or re1urn it to Vote Processing, rio Broadridge, 51 Mercedes way,Edgewood.NY 11717. E74825-P24014 KEEP THIS PORllON FOR YOUR RECORDS THIS VOnNG INSTRUcnON CARD IS VAUD ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORllON ONLY STERUNG BANCORP The Board of Directon remmmends you wte FOR 1he following: Fer Withhold ForAll AI All Exalpt To withhold authority to vote for any indi'<idual nominee(s},mowk "For All Except" <¥1d write the number(sol f the nominee(s) on the line below. 1. Electionof (13)DiredDrNominees for a one(1)ye.artenn 0 0 0 untiItheir successors are elected and qualified: Nominees: 01) JohnP. Cahill 02) Navy E.Djonovic 03) Fernando Ferrer 04) Rebert Giillllbrone 05) Mona Aboelnaga Kanaan 06) Jack. Kopnisky 07) J<1mes J.Landy 08) Maureen Mi11::hell 09) PatriciaM.Nazemetz 10) Richard OToole 11) RBpI h F.P< lleschi 12) Burt SteinberQ 13) William E.Wfiistcn The Board of Diractors recorrmends you votB FOR the following p111p0511ll: 2. Approval of Amendment to the Sterling llancorp 2015 For Ag*lst Abstain For Against Abstain Omnibus Equity andIncentivePlantoincrease the number of shares reserved for issuance thereunder by 2,545,682 shares(for anaggregate 7,000,000 shares)and to effect certaintaxrelateduPdates asa result of theTax Cutsand Jobs Act of 2017; 4. Ratification of 1he appomi ment of Crowe LlP as the independent registered public accounting firm for the fiscalyear ending December 31,2019;and 0 0 0 3. Approval, by advisory, non-binding vote,of the 0 0 compensation of the Named Executive Officers (Say-on-Pay); 5. Transactionof suchother business as may property come before the Annual Meeting or any adjournment or postponement thereof. PURSUANTTOTHETERMSOFTHE STERUNGNA110NAL BANK401(k) ANDPRORT SHARINGPLAN,THIS V011NG-.SIIIUcnONCARDP, ROPERLY SIGNEDANDDATED, WILL BE VOTED AS DIRECTEDB, IITIF NO INSTRUCTIONS ARE SPECFIEDW, ILL BE VOTED IN ACCORDANCEWmiTHE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. Signilture [PLEASE SIGN WITHIN BOX! Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E74826-P24014 STERLING BANCORP Annual Meeting of Stockholders May 29, 2019 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Sterling National Bank 401(k) and Profit Sharing Plan (the "401(k) Plan ") to vote all shares of common stock of Sterling Bancorp credited to the undersigned's account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 29, 2019, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants,and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00p.m. Eastern Time on May 24, 2019. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side

. STERLING 8ANCORP STERUNG BANCORP MONTfBELLO,NY 10901-4243 TO VOTE,MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SCAN TO VIEW MATERIALS A'«>TE VOTE BY INTERNET BeforeTheMeeting •Go to www ptOAJYOte.COm or KMI thl QR Barcod11bove Use theInternet to transmit your voting instructions and for electronic delivery of infonnation up until5:00 P.M.Eastern Time on May 24, 2019. Have your IIOting instruction card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE ·1·800-419o-6903 Use any touch-tone telephone to transmit your voting Instructions up until 5:00 P.M.Eastern Time on May 24, 2019.Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark,signand dateyour voting instructioncand and rl!turn it in thl!postage-paid envelope we have provided or re1urn it to Vote Processing,rio Broadridge, 51 Mercedes way,Edgewood.NY 11717. E74827-P24014 KEEP THIS PORllON FOR YOUR RECORDS THIS VOnNG INSTRUcnON CARD IS VAUD ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORllON ONLY STERUNG BANCORP The Board of Directon remmmends you wte FOR 1he following: b Withhold ForAll AI All Exalpt To withhold authority to vote for any indi'<idual nominee(s},mark. "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Electionof (13)DiredDrNominees for a on!!(1)ye.artenn 0 0 0 untiIthl!ir successors are elected and qualified: Nominees: 01) JohnP. Cahill 02) Navy E.Djonovic 03) Fernando Ferrer 04) Robert GiiiiTibmne 05) Mona Aboelnaga Kanaan 06) Jack. Kopnisky 07) James J.Landy 08) Maureen Mitl:hell 09) Patrida M.Nazemetz 10) Richard 0'Toole 11) Ralph F. Palleschi 12) Burt Steinbera 13) William E.Wliiston The Board of Diractors recorrmends you votB FOR the following p111p0511ll: 2. Approval of Amendment to the Sterling llancorp 2015 For Aglmst Abstain For Against Abstain Omnibus Equity andIncentivePlan1oincrease the number of shares reserved for issuanCI! thereunder by 2,545,682 shares(for anaggregate 7,000,000 shares)and to effect certaintaxrelateduPdatesasa result of theTax Cutsand Jobs Act of 2017; 4. Ratification of 1he appointment of Crowe LlP as the independent registered public accounting firm for the fiscalyear ending DeCI!mber 31,2019;and 0 0 0 3. Approval, by advisory, non-binding vote,of the 0 0 compensation of the Named Executive Officers (Say-on-Pay); 5. Transactionof suchother business as may property come before the Annual Meeting or any adjournment or postponement thereof. PURSUANT TO THE TERMS OF THE ASTORIA BANK EMPLOYEES PENSION PlAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED,BUT IF NO INSTRUcnONS ARE SPECFIED,WILL IE VOTED IN ACCORDANCE WITH llHE TERMS OFTHE PlAN. Please sign exactly as your name(s) appear(s) hereon. Signilture [PLEASE SIGN WITHIN BOX! Date Signature Ooint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E74828-P24014 STERLING BANCORP Annual Meeting of Stockholders May 29, 2019 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Astoria Bank Employees Pension Plan (the "Pension Plan") to vote all shares of common stock of Sterling Bancorp credited to the undersigned's account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 29, 2019, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the Pension Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants,and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your Pension Plan account must be received by 5:00p.m. Eastern Time on May 24,2019. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side